DIVERSIFIED INVESTMENT ADVISORS

                       DIVERSIFIED INVESTORS PORTFOLIOS


                                                 INTERNATIONAL EQUITY PORTFOLIO

                                                 HIGH YIELD BOND PORTFOLIO

                                                 AGGRESSIVE EQUITY PORTFOLIO

                                                 SPECIAL EQUITY PORTFOLIO

                                                 EQUITY GROWTH PORTFOLIO

                                                 GROWTH AND INCOME PORTFOLIO

                                                 VALUE & INCOME PORTFOLIO

                                                 BALANCED PORTFOLIO

                                                 CORE BOND PORTFOLIO

                                                 INTERMEDIATE GOVERNMENT
                                                 BOND PORTFOLIO

                                                 HIGH QUALITY BOND PORTFOLIO

                                                 MONEY MARKET PORTFOLIO

                              2000 ANNUAL REPORT

                                          [DIVERSIFIED INVESTMENT ADVISORS LOGO]

                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Economic and Market Review..................................    2
Statements of Assets and Liabilities........................   10
Statements of Operations....................................   12
Statements of Changes in Net Assets.........................   14
Statements of Changes in Net Assets -- December 31, 1999....   16

PORTFOLIO OF INVESTMENTS
Money Market Portfolio --...................................   18
High Quality Bond Portfolio --..............................   20
Intermediate Government Bond Portfolio --...................   23
Core Bond Portfolio --......................................   26
Balanced Portfolio --.......................................   31
Value & Income Portfolio --.................................   42
Growth & Income Portfolio --................................   47
Equity Growth Portfolio --..................................   50
Special Equity Portfolio --.................................   54
Aggressive Equity Portfolio --..............................   61
High Yield Bond Portfolio --................................   63
International Equity Portfolio --...........................   67
Notes to Financial Statements...............................   73
Report of Independent Accountants...........................   83

                              FOURTH QUARTER 2000

                            ANNUAL ECONOMIC OVERVIEW

     The year 2000 began looking much like it did in the prior two years. The economy was continuing to grow at an unprecedented rate, stock prices were forging ahead, and growth investing was maintaining its relative outperformance over value stocks. However, this scenario would be dramatically different at year's end, as investors were dealing with a harder than anticipated economic slowdown and depending on which sector of the stock market one was concentrated in, a significant correction in prices. Cheering the loudest were bond investors who enjoyed their best year since 1997.

     The U.S. economy commenced the year by growing at a rate exceeding 5% on an annualized basis. The factors contributing to this exceptional rate of growth were a tight labor market, rising wages and the wealth effect created by five years of stock market returns in excess of 20%, as measured by the S&P 500 Index. However, due to the strength of the economy, the Federal Reserve Board began orchestrating a series of interest rate increases, which started in June 1999, in an attempt to slow the economy softly and subdue the elements of inflation. The Fed increased interest rates six times bringing the Fed Funds Rate from 4.75% to 6.50%. As a result, the latest Gross Domestic Product (GDP) report revealed that the economy grew at 2.2% annual rate in the third quarter of 2000, significantly below the 5.6% rate experienced in the second quarter of 2000. The deceleration in growth was widespread ranging from manufacturing, housing, and consumer sectors.

     After reaching a high in May, consumer confidence has fallen considerably, despite a tight labor market that continued to depict a 4% unemployment rate. Higher oil and natural gas prices combined with the decline in the stock prices were the major factors weighing on consumers. We are anticipating that personal consumption expenditures will be in the 3% range in the fourth quarter of 2000 and in the first half of 2001. This is down significantly from the 9% rate experienced at the end of 1999. As a result, total retail sales growth is below 4% currently, which is down from the 11% peak earlier in the year.

     The housing market was affected by higher mortgage rates earlier in the year and lower consumer confidence later in the year. After years of strong growth, existing home sales, which comprise nearly 85% of the total housing market, ended the year relatively flat. The pain was felt in the new home market, which experienced a 6% decline for the year. However, we believe that the housing market will bounce back from their current levels and be a positive contributor to GDP growth in 2001, due to a significant decline in mortgage rates. To date, interest rates on 30 year conventional mortgages have declined by 1.27% since their May peak.

     Inflation measures, as defined by the Consumer Price Index (CPI) and the Producer Price Index (PPI), remained relatively calm, despite the increase in economic activity in the first half of the year and higher energy prices throughout the year. In fact, the CPI and the PPI Indexes rose approximately 3.5%. If you extract the often-volatile food and energy prices the "core" measures of the CPI and PPI Indexes were up a modest 2.6% and 1.2%, respectively.

                               FINANCIAL MARKETS

     After a lack-luster year in 1999, the bond market, as measured by the Lehman Brothers Aggregate Index, strongly rebounded to post an 11.6% return for the year, outperforming stocks, as measured by the S&P 500 Index, which fell 9.1%. This would be the first time since 1990 that bond returns exceeded returns on stocks and ironically right before the U.S. economy entered into its last recession. Although bond investors applauded the relative performance of fixed income securities, 2000 would turn out to be a bittersweet year. The joy of higher absolute returns was tempered by the stunning underperformance of nearly all spread sectors, particularly among U.S. corporate credit securities. As a result, active managers had a difficult time matching their respective benchmarks, let alone exceeding their returns.

     U.S. Treasury Bonds provided the fixed income market with its highest result posting a 13.5% return, while corporate bonds trailed Treasuries by a 4.4% margin returning 9.1%. This relative underperformance in corporate bonds was due to several factors. The outperformance of U.S. Treasury securities benefited greatly from the projected U.S. budget surplus ($237 billion surplus in 2000) for the first time in thirty years, and the resulting Treasury buy back program ($30 billion) which caused yields to plunge lower on long dated Treasury securities. This fall in longer dated maturities played a major role in the inversion of the yield curve. As we entered 2000, the 30-year U.S. Treasury bond was yielding 6.48% and the 3-month Treasury bill had a yield of 5.32%. At the end of the year, the 30-year Treasury bond declined by 1.02% to a yield of 5.46% while the 3 month Treasury bill increased by .57% to yield 5.89%, which is .43% higher than the 30-year bond.

     The inversion in the U.S. Treasury Yield Curve combined with a tightening monetary policy created a difficult environment for corporate debt earlier in the year. Later in the year, generally weaker than expected earnings announcements, a volatile and poor equity market and ratings downgrades curbed investors' appetite for risk. As a result, investors favored the relative safety of government bonds. Agency, mortgage backed and asset backed securities filled in the gap with returns of 12.2%, 11.2% and 10.8%, respectively.

     Long duration bond funds were clearly the winners for the year. The Lehman Brothers Intermediate Government/Corporate Index (3.5 years in duration) returned 10.2% falling short of the Lehman Bros. Aggregate Index (5.5 years in duration) by 1.4%. The Lehman Bros. Long Government/Corporate Bond Index (10.4 years in duration) produced a return of 16.2%.

     The worst performing sector of the bond market were high yield bonds, as the CSFB Global High Yield Index declined 5.2%. In addition to investors favoring high quality investment grade bonds, a lack of liquidity and numerous credit downgrades were the primary catalysts. In 2000, high yield bond sales rose a meager $44 billion, marking the lowest annual supply since 1995. In addition, Moody's downgraded 324 U.S. high yield corporations versus only 100 that were upgraded.

     After five consecutive years of the S&P 500 Index generating returns greater than 20% and the NASDAQ returning a stellar 86% for 1999, the year 2000 in general was not very kind to stock investors, as the S&P 500 Index slid 9.1%. Although there is little doubt that the year will be remembered for the dramatic turnaround in the technology sector, as the technology heavy NASDAQ index fell 39.3% in value.

     Since the peak of the technology bubble in February, the investment trends have been dominated by the prospects of a global economic deceleration and heightened risk aversion among investors. Again, these trends were set in motion by a tightening Fed posture, rising energy prices and the unwinding of excesses brought on by catastrophic valuation levels. Also, these factors played havoc on corporate earnings, which have fallen considerably from approximately 20% on the S&P 500 in 1999 to an estimated 8% in 2000, both on a year-over-year basis.

     The result, has been a strong outperformance of defensive assets such as the utility, healthcare, finance, transportation and energy sectors with returns of 60%, 37%, 26%, 18% and 14%, respectively. Therefore, it is not surprising that value investing, as measured by the Russell 1000 Value Index outperformed its growth counterpart, the Russell 1000 Growth Index, for the first time since 1997. In fact, the Russell 1000 Value Index posted a return of 7.0% versus a loss of 22.4% for the Russell 1000 Growth Index. The returns attributable to the finance and utility sectors were largely due to a falling interest rate cycle. While rising energy costs sparked higher relative earnings growth from the energy sector and the healthcare sector's ability to provide a more predictable stable earnings pattern in an economic slowdown attracted investors to those securities.

     The sectors falling the most were technology, communication services, consumer cyclical and basic industry all posting losses of -40%, -39%, -20% and -16%, respectively. The technology and communication sectors sell-off was largely due to significant earnings deterioration, largely stemming from reduced revenue growth coupled with excessive valuations. The consumer cyclical and basic industry sectors performance is significantly tied to economic cycle, which does not bode well for their future earnings growth.

     After slightly outperforming large capitalization stocks in 1999 by only .20%, small capitalization stocks outperformed for the second year in a row.
Although the difference was by a wider margin of 6%, as the Russell 2000 Index declined by 3.0%.

     International courses also took their cues from the declining U.S. market and particularly the collapse of the NASDAQ, as the MSCI World Ex-US Index declined 13.2% in US dollars. The weakest performing group was the emerging markets, as the MSCI Emerging Market Index fell 25.3%. The next worst performer was Japan, falling 19.8%. The Nikkei Index closed the year at its lowest level in two years. Although the Japanese government appeared optimistic about the economy, data reflected a weakening picture, which argued against their view thus causing investors to sell shares. Europe held up relatively well by falling 2.2%. While Germany and the UK declined 9.9% and 4.5%, respectively, France managed to post a +2.2% return for the year.

                                    OUTLOOK

     The U.S. economy is slowing, but we believe that the risk of a recession is low. With the labor market maintaining a 4% unemployment rate and still creating jobs, this should provide support for consumer confidence. Also, now that the Fed has begun to lower interest rates, (a .50% interest rate reduction in the Fed Funds Rate in the first week of January), it will most likely provide the economy with much needed liquidity. We believe that the economy will grow approximately 2% in the first half of 2001, then picking up later in the year with GDP growth for 2001 being approximately 3.0%. With that in mind, our expectation for S&P 500 earnings growth is approximately 5%. Inflation measures, which have stayed tame, should also remain low, thus giving the Fed the flexibility to further reduce interest rates.

     Based on the above, this type of environment will be advantageous for bonds as yields should remain low and bond prices continuing their upward trend. We believe that the true relative value in the bond market can be found in the spread sectors with relative spreads to Treasuries at very high levels. Therefore, we are increasing exposure to the Core and High Yield Bond Funds, in lieu of the Intermediate Government Bond Fund. Government bonds appear to be extremely overvalued.

     With corporate profits slowing, the stock market remains vulnerable to further downward pressure, although we also believe that most of the bad news has already been priced into the market. This belief coupled with low interest rates and the expectation of further Fed easing, should limit the market's decline. In fact, according to a study published by Merrill Lynch, Fed-easing cycles almost always lead to strong gains for the equity market. During the past thirty years, the equity market has risen on both a six-month and one-year horizon from the initiation of a Fed easing process, with two key exceptions. Those exceptions were the mid 1970's and early 1980's when the U.S. economy fell into deep recessions that were still underway a year after the Fed began to ease. The average return over the six-month period was 8.2%, and the average return over the twelve-month period was 11.5%. So unless you believe that the economy is going to go into a recession, which we do not, a Fed easing has historically presented investors with a buying opportunity for stocks.

     With this in mind, we do not anticipate overweighting stocks at the current time, and will for the most part keep an overweighted position in the more conservative Value & Income Fund. However, being that the Equity Growth Fund is down significantly from its high, we have gone to a more neutral position based on the favorable technical and more reasonable fundamental factors. At the very least, on a short-term basis, the growth sector is in a much-oversold condition, with the potential for a near-term rally. The same argument can be made in the non-U.S. equity segment, although we would wait until the Euro provides a stable pattern and that foreign central banks move toward an easing bias.

                                  MONEY MARKET

     As the fourth quarter played out, it became increasingly clear that the U.S. economy was rapidly losing momentum. The increasingly punk performance of the U.S. economy moved the Fed to remove its tightening bias at the December 18, 2000 FOMC meeting and shift to an easing bias. Some market participants believe the Fed may be behind the curve so far as to be unable to head off a recession in the first half of the year. We do not subscribe to that notion, but we have been surprised by the speed with which cracks in the U.S. economy developed. Nevertheless, we believe enough residual strength in the economy exists to prevent a recession.

     The average maturity of the portfolio fell during the fourth quarter to capture the substantial yield pick-up for investments maturing in January. We will likely maintain a high degree of liquidity in the portfolio by keeping a healthy portion of the portfolio short (to capture high current yields), while patiently waiting for better opportunities to extend into longer maturing/attractive yielding investments. Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is steeply inverted, so there is a substantial yield sacrifice in extending the average maturity of the portfolio.

     The portfolio continues to be invested in high quality short term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income.

                               HIGH QUALITY BOND

     The domestic economy slowed dramatically during the fourth quarter as the cumulative effects of tight monetary policy continued to percolate through the economy. Treasury prices rallied sharply across the curve while credit quality and liquidity concerns wreaked havoc in the corporate sector during the fourth quarter. We were active during the quarter with purchases in the asset backed, agency, domestic corporate, Yankee, and commercial mortgage sectors. Our allocation to the domestic corporate sector was increased with purchases of finance company, bank, industrial, telecommunications, and captive auto finance company issues. We still favor the REIT sector as a defensive investment that provides substantial relative value and purchased several issues. The portfolio's duration was also lengthened to 1.82 years during the quarter. We believe that the portfolio is well positioned and we will continue to look for relative value opportunities.

                          INTERMEDIATE GOVERNMENT BOND

     Bond markets staged a significant rally in the fourth quarter, reflecting a shift from a market that was expecting more Fed tightening, to one of incipient Fed easing. The driver of this change was a domestic economy that, sometime in late summer, moved abruptly from white-hot growth to early signs of potential recession. As the equity markets slid in the fourth quarter, interest rates followed step by step. Intermediate maturity bonds led the rally, falling as much as a full percentage point in yield. The yield curve ended the year in almost a bowl shape, with three-month and thirty-year Treasuries near 5.50%, and two to ten-year Treasuries around 4.90%. Our view is that the first half of 2001 will show much slower growth, as the economy works off the excesses of the late economic boom. We also believe that the Fed will ease aggressively in order to keep the slowdown contained. We currently hold a neutral posture in Treasuries, with overweighting in longer maturities, and carefully watch the daily economic data as well as the behavior of the equity market.

                                   CORE BOND

     Coming into the fourth quarter, we lengthened duration in the portfolio in anticipation of modest interest rate declines. November and December showed continuing signs of economic weakness, and interest rates ultimately declined. Thus, our duration posture contributed to our overall out-performance versus the index. Our approach to owning corporates was somewhat different than the benchmark. We tended to own corporate names that were the most liquid and "name-brand" issues. In the fourth quarter, the name brand issues outperformed the more "off the run" names. Agencies were added to the portfolio during the fourth quarter after previously being more underweight. This was beneficial since Agency spreads continued to tighten. The portfolio is invested in out-of-index sectors including non-dollar, high yield and emerging markets. Non-dollar was quite strong during the quarter and added to overall portfolio performance. High yield showed a negative return for the quarter. However, our securities held up relatively well compared to the high yield market in general, since we tend to focus on the higher quality issues within this market.

                                HIGH YIELD BOND

     The year 2000 represented a third consecutive year of less than coupon returns for the high yield market. Most of the decline came in the fourth quarter when the CSFB High Yield Index declined 5.06%. For the year, 2000 Treasuries were the best performing asset class with the U.S. Intermediate Treasury Index reporting an increase of 13.53%. High Yield investors' flight was to cash. Thus, the yield on the CSFB Index was at levels slightly below the 1056 basis points reported in December of 1990. Of particular note, is that the current day spreads exist in a non-recessionary period. In light of challenging capital market conditions and our expectations of strong new issuance in January, the cash position in the Diversified portfolio was increased to 19%. Throughout the quarter, we took advantage of price dislocation and purchased telecommunication names with solid business opportunities. Given our expectations of a poor earnings environment through at least the first half of 2001, we increased our positions in industries with low or modest exposure to an economic downturn and lower exposure to cyclicals. We also continued to maintain a higher quality rate portfolio given our concerns about market volatility.

                                    BALANCED

     Coming into the fourth quarter, we lengthened duration in the portfolios in anticipation of modest interest rate declines. Our duration posture contributed to our overall out-performance for the quarter versus the index. Agencies were added to the portfolio during the fourth quarter, which was beneficial, since Agency spreads continued to tighten. The fixed income portfolio is also invested in out-of-index sectors including non-dollar, high yield and emerging markets. Non-dollar was quite strong during the quarter and added to overall portfolio performance. High yield showed a negative return for the quarter while emerging markets where flat.

     In the fourth quarter, investors turned to value stocks, particularly favoring stocks in the Basic Materials and Transportation sectors. Performance was hurt by security selection in Consumer Cyclicals and Technology. This was partially offset by good security selection in the Communication Services sector. Our quantitative research is pointing the portfolio towards greater weightings in value oriented sectors like Capital Goods, Consumer Staples, Health Care and Utilities, and towards a lower weighting in Technology. Currently our largest overweight is in the Health Care sector while our largest underweight is in the Consumer Cyclicals sector.

                                 VALUE & INCOME

     The economic slowdown became more pronounced in the fourth quarter. In response, the Fed changed their focus from inflation to recession, and moved decisively to ease monetary policy. The portfolio outperformed its benchmark this quarter for two reasons: it largely avoided the technology and telecommunication stocks that did so poorly, while it emphasized low-priced stocks that rallied. Many of the portfolio's low-priced stocks have been rallying since technology and telecommunications began to burst in March, particularly those widely perceived to offer defensive benefits in a downturn, such as electric utilities, insurers and food and tobacco companies. The large majority of our holdings are still trading at very low prices relative to their long-term earnings power. Many companies remain dedicated to maximizing shareholder value and are buying back stock aggressively, which should raise earnings per share even further.

                                GROWTH & INCOME

     The U.S. economy suffered a rapid deceleration during the final quarter of the year, causing a chain of events that reverberated throughout the markets. A spate of interest-rate hikes by the Fed slammed on the economic brakes by October. Adding to the disarray of the equity market were rising energy costs, the falling euro, and the prolonged uncertainty of the U.S. presidential election. The portfolio underperformed the S&P

500 Index for the fourth quarter. Overall, the portfolio was hindered by its large-cap, high price-to-earnings bias at a time when the market was unwilling to pay for future earnings growth due to economic uncertainty. Overweighting broadcasting, television programming, and entertainment stocks hindered performance most significantly, followed by overweighting the technology sector and underweighting regional Bell operating companies. The U.S. equity market remains extremely volatile. We anticipate additional earnings disappointments, especially in those stocks that are leveraged to the consumer. It is clear that the Fed will, in the light of the plunging economy, reverse its previous tightening stance.

                                 EQUITY GROWTH

     In December, the Federal Reserve shifted towards an easing bias as the economy was clearly slowing. In the fourth quarter, companies across a broad spectrum of industries continued to pre-announce less-than-expected revenues and earnings growth and lowered fourth-quarter and next-year forecasts. The result has been generally weaker stock prices for the fourth quarter and the year as a whole. Our underweight to semiconductors and internet software and stock selection within communications equipment were positive for our relative performance. Our overweight to pharmaceuticals helped performance but was offset by stock selection within the sector. The combination of our underweight and stock selection in the capital goods sector had a positive contribution to relative performance. We remain cautious about the short-term environment for stocks. However, longer-term, we feel that there are a number of companies who possess outstanding fundamentals with stocks at attractive prices.

                                 SPECIAL EQUITY

     The NASDAQ Composite, dominated by technology stocks, finished 2000 with a staggering -39.29% loss, which represents a 52% decline from its 52-week March 2000 high of 5132. First Call earnings growth estimate downgrades were relentless in the recently ended quarter, and provided further proof of the economic slowdown, as the S&P 500 growth estimate was slashed in half from 16.8% on July 1st to 8.4% by December 8th. Numerous technology securities suffered tremendous declines, contributing to the negative returns generated by the major indices. As a result, many of our technology holdings declined in sympathy. During the quarter, we increased our weighting in financials due to improving fundamentals. This strategic move helped performance. Extending their third quarter gains, the portfolio's waste collection and healthcare positions also benefited fourth quarter performance. With the addition of several new buys in the financial services sector, we believe the portfolio is positioned to take advantage of a declining interest rate environment. In our opinion, the technology sector still presents several opportunities for potential long-term appreciation, given its ability to help corporations achieve productivity gains. We also like select issues among healthcare and media companies.

                               AGGRESSIVE EQUITY

     A dramatic slowing in economic growth across the globe coupled with slowing earnings growth led to a steep correction in the equity markets, especially in growth stocks. Reported earnings were good across all sectors, but not strong enough to overcome concerns over future growth, especially in the technology sector.

     The portfolio's performance this quarter was due to positive appreciation from our holdings in healthcare, including King Pharmaceuticals and Invitrogen, utilities such as Kinder Morgan, and capital goods such as Shaw Group. Technology holdings pulled down the portfolio, leading to the sale of both Oak Technology and Virata. We were unhappy with our holdings of Maxim Pharmaceuticals, which we sold after it failed to obtain FDA approval for its cancer drug. We added to our positions in Powerwave Technologies and Priority Healthcare while initiating a position in Whole Food Market. These companies are all characterized by strong organic revenue growth and reported earnings well above market expectations. We view the market with cautious optimism. Earnings growth opportunities exist in the stocks that we own. The attractive valuations brought on by the recent market correction, coupled with falling interest rates, could provide a positive environment for the coming year.

                              INTERNATIONAL EQUITY

     The fourth quarter saw a continuation of the sector rotation away from technology-related stocks and into more defensive names. Information technology and telecommunications services stocks (both wireline and wireless) endured negative returns while consumer staples, materials, financials, utilities, and pharmaceuticals were favored by international investors. On a regional basis, Europe was mixed while the Pacific markets (particularly Japan) bore the brunt of the downturn. Stock selection in France and Finland was additive over the quarter while overweighting and stock selection in information technology and telecommunications services negatively impacted the portfolio's returns.

     Going forward, we expect continued volatility in the technology-related areas of the international markets. Nevertheless, we plan to take advantage of lower valuations in the companies where we have the most conviction. Additionally, with the stock prices of the incumbent telecommunications companies continuing to be punished, we may consider the opportunities presented by incumbents growing stronger long-term businesses and shedding less attractive ones.

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                                          INTERMEDIATE
                                               MONEY           HIGH        GOVERNMENT         CORE
                                               MARKET      QUALITY BOND       BOND            BOND          BALANCED
                                            ------------   ------------   ------------   --------------   ------------
ASSETS:
Securities, at cost.......................  $490,322,322   $214,947,048   $217,809,806   $  983,873,450   $629,664,914
                                            ============   ============   ============   ==============   ============
Securities, at market value...............  $490,322,322   $216,449,700   $220,411,571   $1,000,244,454   $621,792,232
Repurchase agreements, at value...........           449     12,763,409             --       19,405,745      5,895,884
Cash......................................       204,220             --          2,105               --          3,222
Foreign currency holdings, at value (Cost
  $1).....................................            --             --             --               --             --
Receivable for securities sold............            --         24,731             --               --             --
Unrealized appreciation on foreign
  currency forward contracts..............            --             --             --               --             --
Interest receivable.......................     1,778,416      2,857,589      2,786,093        8,848,639      3,019,474
Dividends receivable......................            --             --             --               --        299,073
Receivable from securities lending........            --             --             --           37,200          1,783
                                            ------------   ------------   ------------   --------------   ------------
        Total assets......................   492,305,407    232,095,429    223,199,769    1,028,536,038    631,011,668
                                            ------------   ------------   ------------   --------------   ------------
LIABILITIES:
Deposit for securities loaned.............            --             --     15,020,000      244,724,848     82,033,722
Payable for securities purchased..........            --      3,601,260             --      141,522,058     35,830,725
Unrealized depreciation on foreign
  currency forward contracts..............            --             --             --          130,798         43,511
Investment advisory fees..................       114,449         75,169         57,021          175,097        298,299
Accrued expenses..........................        54,582         27,535         15,846           79,883        129,929
                                            ------------   ------------   ------------   --------------   ------------
        Total liabilities.................       169,031      3,703,964     15,092,867      386,632,684    118,336,186
                                            ------------   ------------   ------------   --------------   ------------
        NET ASSETS........................  $492,136,376   $228,391,465   $208,106,902   $  641,903,354   $512,675,482
                                            ============   ============   ============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital...........................  $492,136,376   $226,888,813   $205,505,137   $  625,664,348   $520,592,043
Net unrealized appreciation (depreciation)
  on securities...........................            --      1,502,652      2,601,765       16,371,004     (7,872,682)
Net unrealized appreciation (depreciation)
  on translation of assets and liabilities
  in foreign currencies...................            --             --             --         (131,998)       (43,879)
                                            ------------   ------------   ------------   --------------   ------------
        NET ASSETS........................  $492,136,376   $228,391,465   $208,106,902   $  641,903,354   $512,675,482
                                            ============   ============   ============   ==============   ============

---------------
(1) Formerly Equity Income.

                       See notes to financial statements.

      VALUE AND         GROWTH &          EQUITY          SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
      INCOME(1)          INCOME           GROWTH           EQUITY          EQUITY          BOND          EQUITY
    --------------   --------------   --------------   --------------   ------------   ------------   -------------
    $1,335,148,831   $1,122,219,574   $1,266,646,004   $1,169,243,609   $441,077,386   $121,419,869   $636,856,304
    ==============   ==============   ==============   ==============   ============   ============   ============
    $1,563,725,611   $1,229,662,126   $1,285,115,800   $1,376,172,985   $524,137,779   $111,236,916   $677,965,207
        37,329,371       19,362,898       36,426,220       81,761,536      8,981,704     25,928,655     42,246,790
            10,081          132,750           36,083          513,793            420             --             --
                --               --               --               --             --             --            154
                --       22,729,410        5,710,246       41,366,761             --             --      2,936,501
                --               --               --               --             --             --      5,697,868
            11,607           15,119           17,671           30,214         15,530      2,954,470         44,199
         2,848,184          702,676          580,905          854,517         45,500             --        655,821
                --           60,852           16,739           68,767         12,575             --          1,130
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
     1,603,924,854    1,272,665,831    1,327,903,664    1,500,768,573    533,193,508    140,120,041    729,547,670
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
        71,901,707       80,114,305       81,363,433      121,581,488     93,193,258             --     77,707,897
           649,688       19,835,261       19,733,199       66,788,919      3,886,070             --        661,278
                --               --               --               --             --             --        271,865
           516,318          573,396          622,012          810,240        330,929         39,290        372,537
            97,117           48,899           93,026           64,409         22,636         94,158             --
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
        73,164,830      100,571,861      101,811,670      189,245,056     97,432,893        133,448     79,013,577
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
    $1,530,760,024   $1,172,093,970   $1,226,091,994   $1,311,523,517   $435,760,615   $139,986,593   $650,534,093
    ==============   ==============   ==============   ==============   ============   ============   ============
    $1,302,183,244   $1,064,651,418   $1,207,622,198   $1,104,594,141   $352,700,222   $150,169,546   $603,976,112
       228,576,780      107,442,552       18,469,796      206,929,376     83,060,393    (10,182,953)    41,108,903
                --               --               --               --             --             --      5,449,078
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
    $1,530,760,024   $1,172,093,970   $1,226,091,994   $1,311,523,517   $435,760,615   $139,986,593   $650,534,093
    ==============   ==============   ==============   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                          INTERMEDIATE
                                                MONEY          HIGH        GOVERNMENT       CORE
                                               MARKET      QUALITY BOND       BOND          BOND         BALANCED
                                             -----------   ------------   ------------   -----------   ------------
INVESTMENT INCOME:
  Interest income..........................  $30,631,326   $14,617,927    $11,419,419    $36,496,234   $ 14,497,170
  Securities lending income................           --        11,141         51,607        198,008        111,605
  Dividend income..........................           --            --             --         77,350      3,481,605
  Less: withholding taxes..................           --            --             --             --        (13,377)
                                             -----------   -----------    -----------    -----------   ------------
         Total income......................   30,631,326    14,629,068     11,471,026     36,771,592     18,077,003
                                             -----------   -----------    -----------    -----------   ------------
EXPENSES:
  Investment advisory fees.................    1,184,591       776,460        648,152      1,929,151      2,377,909
  Custody fees.............................      111,971        30,168         30,732         88,696        111,070
  Professional fees........................       16,000         9,906         10,154         49,150         40,656
  Reports to shareholders..................        3,640        19,293          1,469         46,303         65,930
  Miscellaneous fees.......................          967         1,037            966          1,803          1,439
                                             -----------   -----------    -----------    -----------   ------------
         Total expenses....................    1,317,169       836,864        691,473      2,115,103      2,597,004
  Expenses reimbursed by the advisor.......           --            --             --             --             --
                                             -----------   -----------    -----------    -----------   ------------
         Net expenses......................    1,317,169       836,864        691,473      2,115,103      2,597,004
                                             -----------   -----------    -----------    -----------   ------------
Net investment income (loss)...............   29,314,157    13,792,204     10,779,553     34,656,489     15,479,999
                                             -----------   -----------    -----------    -----------   ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON SECURITIES AND FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities.............................      (67,275)     (928,956)    (1,175,814)    (6,258,597)    21,467,611
  Net realized gains (losses) on foreign
    currency transactions..................           --            --             --      1,742,454        973,263
  Net change in unrealized appreciation
    (depreciation) on securities...........           --     5,362,978      7,545,274     25,482,630    (50,481,663)
  Net change in unrealized appreciation
    (depreciation) on translation of assets
    and liabilities in foreign
    currencies.............................           --            --             --       (131,998)       (54,945)
                                             -----------   -----------    -----------    -----------   ------------
Net realized and unrealized gains (losses)
  on securities and foreign currencies.....      (67,275)    4,434,022      6,369,460     20,834,489    (28,095,734)
                                             -----------   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................  $29,246,882   $18,226,226    $17,149,013    $55,490,978   $(12,615,735)
                                             ===========   ===========    ===========    ===========   ============

---------------
(1) Formerly Equity Income.

                       See notes to financial statements.

      VALUE AND       GROWTH &         EQUITY         SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
      INCOME(1)        INCOME          GROWTH          EQUITY         EQUITY          BOND          EQUITY
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
    $   2,282,127   $   1,956,691   $   1,579,945   $  4,587,552   $    704,056   $ 12,607,365   $   2,373,647
          101,168         258,281         226,870      1,126,856        273,262             --         357,910
       32,622,885       6,610,791       7,234,462      5,945,916        538,438         14,635       8,640,610
          (45,787)        (42,702)        (36,005)            --         (2,068)            --        (722,319)
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
       34,960,393       8,783,061       9,005,272     11,660,324      1,513,688     12,622,000      10,649,848
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
        5,834,782       7,631,222       8,098,642     10,147,286      4,035,156        706,574       4,962,199
           73,433         165,268         234,727        197,466         53,809         55,421         534,871
           43,583          40,376          34,366         48,406         10,274          5,713          24,258
           66,949          12,305           8,781         14,771            404         71,389           4,089
            4,196           3,160           4,167          4,680            974            964           1,972
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
        6,022,943       7,852,331       8,380,683     10,412,609      4,100,617        840,061       5,527,389
               --              --              --             --             --        (69,021)             --
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
        6,022,943       7,852,331       8,380,683     10,412,609      4,100,617        771,040       5,527,389
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
       28,937,450         930,730         624,589      1,247,715     (2,586,929)    11,850,960       5,122,459
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
      227,146,961      20,652,878     160,392,030    (21,112,860)   (76,209,353)   (13,489,024)     61,411,120
               --              --              --             --             --             --      (4,103,680)
     (125,869,818)   (264,216,793)   (390,697,827)   (42,015,957)    (4,157,209)    (3,632,506)   (195,760,810)
               --              --              --             --             --             --       7,281,804
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
      101,277,143    (243,563,915)   (230,305,797)   (63,128,817)   (80,366,562)   (17,121,530)   (131,171,566)
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
    $ 130,214,593   $(242,633,185)  $(229,681,208)  $(61,881,102)  $(82,953,491)  $ (5,270,570)  $(126,049,107)
    =============   =============   =============   ============   ============   ============   =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                         INTERMEDIATE
                                            MONEY            HIGH         GOVERNMENT        CORE
                                           MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                       ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss).......  $    29,314,157   $  13,792,204   $ 10,779,553   $  34,656,489   $  15,479,999
  Net realized gains (losses) on
    securities.......................          (67,275)       (928,956)    (1,175,814)     (6,258,597)     21,467,611
  Net realized gains (losses) on
    foreign currency transactions....               --              --             --       1,742,454         973,263
  Net change in unrealized
    appreciation (depreciation) on
    securities.......................               --       5,362,978      7,545,274      25,482,630     (50,481,663)
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies.......................               --              --             --        (131,998)        (54,945)
                                       ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from
    operations.......................       29,246,882      18,226,226     17,149,013      55,490,978     (12,615,735)
                                       ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested.....    4,719,786,561     201,746,083    101,446,257     310,389,458     161,503,829
  Value of capital withdrawn.........   (4,673,665,894)   (191,486,941)   (85,292,753)   (239,698,526)   (161,796,515)
                                       ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from capital
  transactions.......................       46,120,667      10,259,142     16,153,504      70,690,932        (292,686)
                                       ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets.............................       75,367,549      28,485,368     33,302,517     126,181,910     (12,908,421)
NET ASSETS:
  Beginning of year..................      416,768,827     199,906,097    174,804,385     515,721,444     525,583,903
                                       ---------------   -------------   ------------   -------------   -------------
  End of year........................  $   492,136,376   $ 228,391,465   $208,106,902   $ 641,903,354   $ 512,675,482
                                       ===============   =============   ============   =============   =============

---------------
(1) Formerly Equity Income.

                       See notes to financial statements.

      VALUE AND         GROWTH &          EQUITY           SPECIAL        AGGRESSIVE      HIGH YIELD      INTERNATIONAL
      INCOME(1)          INCOME           GROWTH           EQUITY           EQUITY           BOND            EQUITY
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
    $   28,937,450   $      930,730   $      624,589   $     1,247,715   $  (2,586,929)  $  11,850,960   $     5,122,459
       227,146,961       20,652,878      160,392,030       (21,112,860)    (76,209,353)    (13,489,024)       61,411,120
                --               --               --                --              --              --        (4,103,680)
      (125,869,818)    (264,216,793)    (390,697,827)      (42,015,957)     (4,157,209)     (3,632,506)     (195,760,810)
                --               --               --                --              --              --         7,281,804
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       130,214,593     (242,633,185)    (229,681,208)      (61,881,102)    (82,953,491)     (5,270,570)     (126,049,107)
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       979,034,715      765,251,073      682,313,817     1,527,325,564     693,788,609     122,748,617     2,013,445,843
      (993,123,514)    (592,760,361)    (493,409,769)   (1,324,955,226)   (435,048,925)   (102,481,862)   (1,829,576,284)
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
                  )
       (14,088,799      172,490,712      188,904,048       202,370,338     258,739,684      20,266,755       183,869,559
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       116,125,794      (70,142,473)     (40,777,160)      140,489,236     175,786,193      14,996,185        57,820,452
     1,414,634,230    1,242,236,443    1,266,869,154     1,171,034,281     259,974,422     124,990,408       592,713,641
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
    $1,530,760,024   $1,172,093,970   $1,226,091,994   $ 1,311,523,517   $ 435,760,615   $ 139,986,593   $   650,534,093
    ==============   ==============   ==============   ===============   =============   =============   ===============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          INTERMEDIATE
                                             MONEY            HIGH         GOVERNMENT        CORE
                                            MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                        ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)........  $    18,759,934   $  13,120,662   $  9,454,641   $  33,418,674   $  12,600,377
  Net realized gains (losses) on
    securities and futures............          (81,098)        (77,003)       271,445     (16,710,925)     38,806,405
  Net realized gains (losses) on
    foreign currency transactions.....               --              --             --              --         534,648
  Net change in unrealized
    appreciation (depreciation) on
    securities and futures............               --      (5,712,669)    (6,973,210)    (22,172,181)      4,464,554
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies........................               --              --             --              --          11,066
                                        ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from
    operations........................       18,678,836       7,330,990      2,752,876      (5,464,432)     56,417,050
                                        ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested......    2,447,353,613      97,896,479     95,259,001     279,258,506     164,980,620
  Value of capital withdrawn..........   (2,341,701,375)   (132,784,506)   (81,781,959)   (310,008,160)   (201,809,506)
                                        ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from capital
  transactions........................      105,652,238     (34,888,027)    13,477,042     (30,749,654)    (36,828,886)
                                        ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets..............................      124,331,074     (27,557,037)    16,229,918     (36,214,086)     19,588,164
NET ASSETS:
  Beginning of year...................      292,437,753     227,463,134    158,574,467     551,935,530     505,995,739
                                        ---------------   -------------   ------------   -------------   -------------
  End of year.........................  $   416,768,827   $ 199,906,097   $174,804,385   $ 515,721,444   $ 525,583,903
                                        ===============   =============   ============   =============   =============

---------------
(1) Formerly Equity Income

                       See notes to financial statements.

       VALUE &          GROWTH &          EQUITY          SPECIAL        AGGRESSIVE      HIGH YIELD     INTERNATIONAL
      INCOME(1)          INCOME           GROWTH           EQUITY          EQUITY           BOND            EQUITY
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
    $   25,448,578   $      689,241   $    1,116,335   $    1,261,365   $    (666,121)  $   9,510,613   $    3,165,100
       127,039,697      140,686,075      112,928,394      167,967,618      26,650,206      (6,387,877)      26,587,874
                --               --               --               --              --              --       (1,679,242)
       (38,715,500)     152,827,628      214,814,984       70,038,822      65,836,552      (2,312,494)     206,238,143
                --               --               --               --              --              --         (518,396)
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
       113,772,775      294,202,944      328,859,713      239,267,805      91,820,637         810,242      233,793,479
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
       448,574,397      663,367,352      724,768,783      641,434,602     308,383,031     196,525,358    1,014,210,775
      (514,820,438)    (486,602,314)    (475,207,907)    (633,758,010)   (221,556,953)   (167,216,173)    (975,508,786)
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
       (66,246,041)     176,765,038      249,560,876        7,676,592      86,826,078      29,309,185       38,701,989
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
        47,526,734      470,967,982      578,420,589      246,944,397     178,646,715      30,119,427      272,495,468
     1,367,107,496      771,268,461      688,448,565      924,089,884      81,327,707      94,870,981      320,218,173
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
    $1,414,634,230   $1,242,236,443   $1,266,869,154   $1,171,034,281   $ 259,974,422   $ 124,990,408   $  592,713,641
    ==============   ==============   ==============   ==============   =============   =============   ==============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER -- 82.62%
$19,496,000   American Express Credit Corp.,
                6.54%, 01/16/01.............  $ 19,435,790
 20,000,000   Associates Corporation of
                North America, 6.55%,
                01/17/01....................    19,934,500
  4,250,000   Avaya, Inc., 7.65%,
                01/12/01....................     4,238,259
 17,171,000   Barclays US Fund Corp., 6.66%,
                01/08/01....................    17,142,410
 19,667,000   Baxter International, Inc.,
                6.93%, 01/03/01.............    19,651,856
  8,000,000   Coca Cola Enterprises, Inc.,
                6.53%, 01/17/01.............     7,973,880
  7,500,000   Colonial Pipeline Company,
                6.55%, 02/20/01.............     7,429,041
  4,006,000   Conagra, Inc., 7.49%,
                01/17/01....................     3,990,998
  1,663,000   Country Wide Home Loans,
                6.60%, 01/02/01.............     1,662,085
 17,000,000   Country Wide Home Loans,
                6.60%, 01/31/01.............    16,900,267
 20,000,000   Daimler Chrysler AG, 6.56%,
                01/22/01....................    19,916,178
 12,366,000   John Deere Bank, 6.60%,
                01/12/01....................    12,336,528
  4,225,000   Delphi Automotive System
                Corp., 7.80%, 01/05/01......     4,219,508
  1,739,000   Dominion Resources, Inc.,
                7.35%, 01/05/01.............     1,736,870
  8,358,000   Edison Asset Securitization,
                6.53%, 01/16/01.............     8,332,227
 20,467,000   Enterprise Funding Corp.,
                6.54%, 02/16/01.............    20,288,527
 17,930,000   Executive Jet, 6.55%,
                01/29/01....................    17,832,132
 12,200,000   Ford Motor Credit Company,
                6.56%, 01/16/01.............    12,162,207
  7,800,000   Ford Motor Credit Company,
                6.55%, 01/18/01.............     7,773,036
 20,000,000   GE Capital International
                Funding, 6.58%, 01/11/01....    19,956,133
 20,000,000   General Motors Acceptance
                Corp., 6.52%, 01/19/01......    19,927,555
  5,758,000   Golden Funding Corp., 6.55%,
                01/30/01....................     5,725,524
 10,000,000   Golden Funding Corp., 6.57%,
                01/31/01....................     9,941,600
  7,000,000   Golden Funding Corp., 6.47%,
                02/27/01....................     6,925,775
 20,000,000   Household International Corp.,
                6.50%, 02/13/01.............    19,837,500
  4,000,000   Houston Industries Finance,
                7.30%, 01/02/01.............     3,997,567
 12,000,000   Montauk Funding Corp., 6.58%,
                01/25/01....................    11,942,973

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER (CONTINUED)
$ 9,456,000   Montauk Funding Corp., 6.54%,
                02/06/01....................  $  9,390,722
  9,700,000   Paccar Financial Group, 6.65%,
                01/18/01....................     9,665,956
  3,331,000   Philip Morris Companies, Inc.,
                6.58%, 02/23/01.............     3,297,514
  4,250,000   Progress Energy, Inc., 7.70%,
                01/12/01....................     4,238,183
 20,000,000   Texaco, Inc., 6.54%,
                01/29/01....................    19,891,000
  8,711,000   Textron Financial Corp.,
                6.54%, 01/19/01.............     8,679,350
  2,828,000   Verizon Network Fundings,
                6.58%, 01/19/01.............     2,817,662
 20,000,000   Wells Fargo & Company, 6.54%,
                01/26/01....................    19,901,900
    226,000   Windmill Funding Corp., 6.65%,
                01/03/01....................       225,833
  7,316,000   Windmill Funding Corp., 6.75%,
                01/03/01....................     7,310,513
                                              ------------
              TOTAL COMMERCIAL PAPER
              (Cost $406,629,559)...........   406,629,559
                                              ------------
              FEDERAL HOME LOAN BANK -- 5.28%
  4,750,000   6.60%, 02/22/01...............     4,749,540
 11,250,000   6.75%, 03/01/01...............    11,250,000
 10,000,000   6.81%, 10/05/01...............    10,000,000
                                              ------------
              TOTAL FEDERAL HOME LOAN BANK
              (Cost $25,999,540)............    25,999,540
                                              ------------
              CERTIFICATE OF DEPOSIT -- 3.66%
 18,000,000   National Westminster Bank,
                6.78%, 09/08/01 (Cost
                $17,998,223)................    17,998,223
                                              ------------
              SHORT-TERM CORPORATE NOTES -- 8.07%
  1,200,000   Banc One, Floating Rate,
                6.80%, 01/04/01(+)..........     1,200,000
  4,495,000   Capital One Funding Corp.,
                Floating Rate, 6.80%,
                01/04/01(+).................     4,495,000
  9,000,000   Goldman Sachs Group, Floating
                Rate, 6.73%, 01/14/02(+)....     9,000,000
  9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate, 6.86%,
                03/15/01(+).................     9,000,000
 16,000,000   Philip Morris Companies, Inc.,
                6.97%, 12/04/01.............    16,000,000
                                              ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES
              (Cost $39,695,000)............    39,695,000
                                              ------------
              TOTAL SECURITIES (Cost
              $490,322,322).................   490,322,322
                                              ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              REPURCHASE AGREEMENT -- 0.00%
$       449   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at
                maturity $449,
                (Collateralized
                by Government National
                Mortgage Association
                Adjustable Rate Mortgage,
                7.375%, due 01/20/24, with a
                value of $594) (Cost
                $449).......................  $        449
                                              ------------
              Total Investments -- 99.63%
              (Cost $490,322,771)...........   490,322,771
              Other assets less
              liabilities -- 0.37%..........     1,813,605
                                              ------------
              NET ASSETS -- 100.00%.........  $492,136,376
                                              ============
The aggregate cost of securities for federal income tax
purposes at December 31, 2000, is $490,322,322.

---------------
(+) This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 2000.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 91.27%
              AUTOMOBILES -- 3.30%
$ 2,500,000   DaimlerChrysler N.A. Holdings,
                7.125%, 03/01/02.............  $  2,492,602
  5,000,000   DaimlerChrysler N.A. Holdings,
                6.59%, 06/18/02..............     5,036,560
                                               ------------
                                                  7,529,162
                                               ------------
              BANKS -- 10.63%
  4,500,000   Bank of America Corp., 10.00%,
                02/01/03.....................     4,815,886
  3,000,000   Bank One Corp., 7.625%,
                08/01/05.....................     3,116,346
  4,000,000   LB Baden -- Wuerttemberg,
                7.875%, 04/15/04.............     4,184,000
  3,430,000   Midland Bank PLC, 8.625%,
                12/15/04.....................     3,701,852
  1,500,000   National Bank of Canada,
                8.125%, 08/15/04.............     1,573,003
  4,300,000   RBSG Capital Corp., 10.125%,
                03/01/04.....................     4,720,712
  2,050,000   Svenska Handelsbanken, 8.35%,
                07/15/04.....................     2,158,258
                                               ------------
                                                 24,270,057
                                               ------------
              BROKERAGE -- 8.41%
  6,000,000   Bear Stearns & Company, 6.125%,
                02/01/03.....................     5,941,182
  3,000,000   Merrill Lynch & Company, 5.75%,
                11/04/02.....................     2,969,556
  4,000,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     3,919,980
  2,000,000   Paine Webber Group, 8.25%,
                05/01/02.....................     2,054,622
  3,000,000   Paine Webber Group, 7.875%,
                02/15/03.....................     3,100,647
  1,140,416   Travelers Mortgage, 12.00%,
                03/01/14.....................     1,230,271
                                               ------------
                                                 19,216,258
                                               ------------
              CONSUMER GOODS & SERVICES -- 0.88%
  2,000,000   Unilever Capital, Floating
                Rate, 6.88125% (+),
                10/24/02.....................     1,999,600
                                               ------------
              FINANCE -- 18.15%
  2,000,000   Associates Corp. N.A., 6.15%,
                01/13/03.....................     2,000,882
  4,000,000   Associates Corp. N.A., 7.80%,
                09/15/04.....................     4,193,088
  2,000,000   Associates Corp. N.A., 7.625%,
                04/27/05.....................     2,096,456
  1,000,000   Beneficial Corp., 6.60%,
                06/21/02.....................     1,003,412
  2,000,000   Beneficial Corp., 6.35%,
                12/05/02.....................     1,996,204
  2,500,000   CIT Group, Inc., 7.375%,
                03/15/03.....................     2,528,332
  2,500,000   CIT Group, Inc., 5.50%,
                02/15/04.....................     2,390,688

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 2,000,000   Copelco Capital Funding Corp.,
                Series 1998-4, Class A4,
                5.92%, 07/15/03..............  $  1,997,840
    264,423   Copelco Capital Funding Corp.
                II, 6.34%, 07/20/04..........       264,439
  3,500,000   First Union Corp., 9.375%,
                04/15/03.....................     3,694,551
  5,000,000   Florida Windstorm Underwriting,
                6.50%, 08/25/02..............     5,000,325
     26,440   Freddie Mac, 10.15%,
                04/15/06.....................        26,483
  3,000,000   General Electric Capital Corp.,
                5.16%, 02/03/03..............     2,953,410
  1,000,000   General Motors Acceptance
                Corp., 7.40%, 06/07/02.......     1,015,447
  2,000,000   Household Finance Corp., 7.00%,
                08/01/03.....................     2,024,426
  5,000,000   International Lease Finance,
                6.75%, 10/01/02..............     5,059,910
  1,390,867   Morgan Stanley Capital, 6.37%,
                12/15/31.....................     1,398,378
  1,500,000   Norwest Financial, Inc.,
                6.375%, 07/16/02.............     1,504,317
    295,461   Textron Financial Corp., 6.05%,
                03/16/09.....................       295,384
                                               ------------
                                                 41,443,972
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.98%
    509,643   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............       509,888
  1,733,334   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     1,730,747
                                               ------------
                                                  2,240,635
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.07%
    900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............       905,877
  1,500,000   Sears Credit Account Master
                Trust, 7.00%, 07/16/08.......     1,540,590
                                               ------------
                                                  2,446,467
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 11.98%
  5,500,000   BMW Vehicle Lease Trust, 6.67%,
                10/25/03.....................     5,605,703
    186,835   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............       186,869
  4,000,000   John Deere Capital Corp.,
                6.90%, 10/18/02..............     4,038,920
  2,559,992   Nations Credit Grantor Trust,
                Series 1997-A, 6.75%,
                08/15/13.....................     2,583,954
  5,000,000   Navistar Financial Corp. Owner
                Trust, 7.20%, 05/17/04.......     5,079,450

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCE (CONTINUED)
$ 1,427,153   Navistar Financial Corp. Owner
                Trust, Series 98-A, Class A,
                5.94%, 11/15/04..............  $  1,426,382
    170,661   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       171,847
  5,000,000   Providian Master Trust, Series
                2000-A, 7.49%, 08/17/09......     5,264,150
    469,872   USAA Auto Loan Grantor Trust,
                6.00%, 05/15/04..............       468,584
  2,541,142   USAA Auto Loan Grantor Trust,
                6.10%, 02/15/06..............     2,545,894
                                               ------------
                                                 27,371,753
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 9.43%
  2,000,000   Asset Securitization Corp.,
                7.42%, 04/14/29..............     2,084,834
  5,000,000   California Infrastructure,
                6.38%, 09/25/08..............     5,038,640
  2,000,000   Countrywide Asset Backed
                Certificates, Series 2-AF2,
                8.21%, 08/25/25..............     2,070,878
  2,975,280   IMC Home Equity Loan Trust,
                7.08%, 08/20/28..............     3,022,706
  2,500,000   Midstate Trust, Series 2-A4,
                9.625%, 04/01/03.............     2,533,525
    613,751   New York City Tax Lien Trust,
                Series 98-1C, 6.12%,
                07/25/06.....................       612,892
  6,000,000   Residential Funding Mortgage
                Securities, 7.90%,
                02/25/15.....................     6,173,400
                                               ------------
                                                 21,536,875
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --1.14%
  2,483,346   Upjohn Company, 9.79%,
                02/01/04.....................     2,604,210
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 15.46%
  3,500,000   ANRC Auto Owner Trust, 7.15%,
                02/15/07.....................     3,580,395
  4,000,000   Associates Automobile
                Receivables Trust, 7.30%,
                01/15/04.....................     4,078,408
  2,866,087   Compass Auto Receivables Trust,
                Series 1998-A, Class A3,
                5.90%, 05/15/04..............     2,854,881
  5,000,000   Dealer Auto Receivable Trust,
                Series 2000-1, 7.07%,
                05/17/04.....................     5,026,850
  1,560,638   EAB Lease Receivables Trust,
                5.66%, 09/15/02..............     1,555,956
  2,300,000   First Security Auto Owner
                Trust, 6.83%, 07/15/04.......     2,340,533
  2,706,914   First Sierra Receivables,
                5.54%, 06/15/02..............     2,700,775
  5,000,000   First Sierra Receivables,
                5.73%, 07/15/04..............     4,982,340

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: RECEIVABLES (CONTINUED)
$   434,798   First Sierra Receivables II,
                6.85%, 02/10/03..............  $    434,876
  2,773,501   Newcourt Receivables Asset
                Trust, Series 1997-1, Class
                A4, 6.193%, 05/20/05.........     2,773,473
  4,993,379   Textron Financial Corp.
                Receivables Trust, Series
                1998-A, Class A2, 5.89%,
                01/15/05.....................     4,987,087
                                               ------------
                                                 35,315,574
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 2.64%
  5,883,707   Railcar Trust, 7.75%,
                06/01/04.....................     6,025,092
                                               ------------
              REAL ESTATE -- 1.75%
  4,000,000   EOP Operating LP, 6.375%,
                01/15/02.....................     3,991,276
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 2.79%
  2,000,000   Archstone Communities Trust,
                6.37%, 10/15/01..............     1,997,114
  1,945,000   HRPT Properties Trust, 6.75%,
                12/18/02.....................     1,919,359
    280,218   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       279,568
    174,704   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................       175,499
  2,000,000   Sun Communities, 7.375%,
                05/01/01.....................     2,001,912
                                               ------------
                                                  6,373,452
                                               ------------
              RETAIL: SUPERMARKET -- 1.11%
  2,500,000   Supervalu, Inc., 7.80%,
                11/15/02.....................     2,547,023
                                               ------------
              TELECOMMUNICATIONS -- 1.55%
  3,500,000   Worldcom, Inc., 7.875%,
                05/15/03.....................     3,542,098
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $206,960,235)............   208,453,504
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 3.06%
              FANNIE MAE -- 0.02%
        597   PL# 6346, 6.75%, 02/01/03......           596
     33,773   PL# 137455, 7.00%, 04/01/04....        33,812
                                               ------------
                                                     34,408
                                               ------------
              FREDDIE MAC -- 2.61%
  5,000,000   7.00%, 07/15/05................     5,247,385
    400,855   PL# 850082, 9.00%, 10/01/05....       417,735
    193,784   PL# D06777, 7.50%, 03/01/08....       193,661
    115,172   PL# 306816, 7.00%, 01/01/18....       114,245
                                               ------------
                                                  5,973,026
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              RESOLUTION TRUST CORP. -- 0.43%
$   996,443   Resolution Trust Corp., 7.946%,
                08/25/21.....................  $    991,950
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $6,990,001)...     6,999,384
                                               ------------
              COMMERCIAL PAPER -- 0.44%
  1,000,000   Banque Et Caisse D'Epangne,
                6.75%, 01/16/01 (Cost
                $996,812)....................       996,812
                                               ------------
              TOTAL SECURITIES (Cost
              $214,947,048)..................   216,449,700
                                               ------------
              REPURCHASE AGREEMENT -- 5.59%
 12,763,409   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase proceeds
                at maturity $12,770,755
                (Collateralized by Fannie
                Mae, 7.50%, 07/01/09, with a
                value of $1,230,925 and
                Freddie Mac Adjustable Rate
                Mortgage, 8.112%, due
                08/01/25, with a value of
                $12,170,838) (Cost
                $12,763,409).................    12,763,409
                                               ------------

              Total Investments -- 100.36%
              (Cost $227,710,457)............  $229,213,109
              Liabilities less other
              assets -- (0.36%)..............      (821,644)
                                               ------------
              NET ASSETS -- 100.00%..........  $228,391,465
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000 is $214,947,048.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $2,475,163
    Gross unrealized depreciation...........   (972,511)
                                              ----------
    Net unrealized appreciation.............  $1,502,652
                                              ==========

---------------
(+) This interest rate is subject to change quarterly based on the London
    Interbank Offered Rate ("LIBOR"). The rate shown was the rate in effect at December 31, 2000.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES -- 16.11%
$15,000,000   6.125%, 12/31/01(a)............  $ 15,090,585
  5,000,000   5.625%, 12/31/02...............     5,043,895
  5,000,000   5.50%, 03/31/03................     5,038,880
  6,000,000   6.50%, 10/15/06(a).............     6,403,596
  2,000,000   4.75%, 11/15/08................     1,945,390
                                               ------------
              TOTAL US TREASURY NOTES (Cost
              $32,696,808)...................    33,522,346
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 69.73%
              FANNIE MAE -- 11.85%
  2,000,000   CMO, Series 94-75, 7.00%,
                01/25/03.....................     2,007,140
 10,000,000   5.75%, 04/15/03................    10,034,530
  3,000,000   5.125%, 02/13/04...............     2,964,633
  2,000,000   5.875%, 04/23/04...............     1,985,684
  1,000,000   5.25%, 01/15/09................       952,754
  2,000,000   7.25%, 01/15/10................     2,170,986
  4,501,124   Series 96-M7, Class B, 6.8306%,
                06/17/11.....................     4,545,640
                                               ------------
                                                 24,661,367
                                               ------------
              FEDERAL HOME LOAN BANK -- 6.72%
  5,000,000   7.39%, 08/22/01................     5,042,290
  4,000,000   4.875%, 01/22/02...............     3,965,252
  3,000,000   5.125%, 02/26/02...............     2,981,055
  2,000,000   5.50%, 01/21/03................     1,996,502
                                               ------------
                                                 13,985,099
                                               ------------
              FREDDIE MAC -- 19.58%
  7,000,000   6.00%, 07/20/01................     6,991,782
  7,000,000   6.30%, 06/01/04................     6,981,800
  6,000,000   5.75%, 04/15/08................     5,942,460
 10,000,000   6.875%, 09/15/10(a)............    10,661,100
  3,000,000   CMO, Series 1574, 6.50%,
                02/15/21.....................     3,025,482
  5,300,000   CMO, Series 1500, 7.00%,
                06/15/22.....................     5,384,344
    341,041   CMO, Series 31, Floating Rate,
                7.0875%(+), 08/25/23.........       341,591
    333,706   CMO, Series 1710, Floating
                Rate, 7.25%(+), 02/15/24.....       333,889
  1,000,000   6.75%, 03/15/31................     1,076,003
                                               ------------
                                                 40,738,451
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 12.26%
      1,568   PL# 209631, 7.50%, 04/15/02....         1,574
     11,851   PL# 328000, 7.50%, 06/15/07....        12,185

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (CONTINUED)
$     3,953   PL# 328084, 7.50%, 07/15/07....  $      4,064
      7,430   PL# 335542, 7.50%, 08/15/07....         7,640
     63,261   PL# 335995, 7.50%, 08/15/07....        65,041
     17,033   PL# 322072, 7.50%, 08/15/07....        17,513
     70,688   PL# 323189, 7.50%, 08/15/07....        72,677
    106,442   PL# 328188, 7.50%, 08/15/07....       109,437
    145,675   PL# 328192, 7.50%, 08/15/07....       149,775
     43,953   PL# 328200, 7.50%, 08/15/07....        45,190
    186,517   PL# 329060, 7.50%, 08/15/07....       191,767
    167,510   PL# 332267, 7.50%, 08/15/07....       172,224
     46,249   PL# 333320, 7.50%, 09/15/07....        47,551
    105,756   PL# 333709, 7.50%, 09/15/07....       108,733
    202,794   PL# 297619, 7.50%, 09/15/07....       208,501
    158,197   PL# 332704, 7.50%, 09/15/07....       162,649
    140,548   PL# 369749, 6.50%, 09/15/08....       141,232
    175,873   PL# 345975, 6.50%, 10/15/08....       176,728
    410,028   PL# 374726, 6.50%, 10/15/08....       412,022
    133,439   PL# 345973, 6.50%, 11/15/08....       134,088
     85,011   PL# 363874, 6.50%, 11/15/08....        85,424
    247,870   PL# 370448, 6.50%, 11/15/08....       249,076
    369,450   PL# 371094, 6.50%, 11/15/08....       371,247
    195,845   PL# 366531, 6.50%, 11/15/08....       196,798
  3,207,144   PL# 2483, 7.00%, 09/20/27......     3,204,706
 11,346,097   PL# 2631, 7.00%, 08/20/28......    11,337,474
  7,831,899   PL# 2645, 7.00%, 09/20/28......     7,825,947
                                               ------------
                                                 25,511,263
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 2.42%
  5,000,000   6.23%, 08/01/02................     5,045,570
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.61%
  2,500,000   6.375%, 06/15/05...............     2,558,778
  3,000,000   5.375%, 11/13/08...............     2,877,921
                                               ------------
                                                  5,436,699
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 6.58%
  3,990,420   6.12%, 04/01/08................     3,995,248
  9,285,714   7.05%, 11/15/13................     9,699,021
                                               ------------
                                                 13,694,269
                                               ------------
              US TREASURY INFLATION INDEX -- 7.71%
 15,000,000   3.625%, 01/15/08...............    16,036,644
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $143,576,256)..................   145,109,362
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 3.17%
              FINANCIAL SERVICES -- 1.96%
$ 2,000,000   Ford Motor Credit Company,
                7.50%, 03/15/05..............  $  2,041,802
  2,000,000   General Electric Capital Corp.
                Series A, 6.75%, 09/11/03....     2,037,808
                                               ------------
                                                  4,079,610
                                               ------------
              SHIPBUILDING -- 1.21%
  2,333,000   Sulphur Carriers, 8.30%,
                10/15/09.....................     2,521,576
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $6,358,065)..............     6,601,186
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 7.91%
              FANNIE MAE -- 1.34%
  1,000,000   6.43%, 01/11/01................       997,678
  1,000,000   6.40%, 01/17/01................       996,622
    800,000   6.20%, 01/23/01................       796,556
                                               ------------
                                                  2,790,856
                                               ------------
              FREDDIE MAC -- 6.57%
 11,081,000   6.44%, 01/02/01................    11,073,071
  2,600,000   6.42%, 01/09/01................     2,594,900
                                               ------------
                                                 13,667,971
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $16,458,827)...................    16,458,827
                                               ------------
              COMMERCIAL PAPER -- 1.78%
  2,500,000   AT&T Corp., 7.50%, 02/14/01....     2,475,521
    333,000   Baxter International, Inc.,
                6.93%, 01/03/01..............       332,679
    595,000   Montauk Funding Corp., 6.65%,
                01/22/01.....................       592,362
    300,000   Philip Morris Companies, Inc.,
                6.57%, 01/11/01..............       299,288
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $3,699,850)....................     3,699,850
                                               ------------
              TIME DEPOSITS -- 4.34%
    855,240   American Express Centurion
                Bank, 6.69%, 01/09/01(b).....       855,240
    598,668   American Express Centurion
                Bank, 6.63%, 01/18/01(b).....       598,668
  1,197,337   Bank of America, 6.64%,
                01/16/01(b)..................     1,197,337
    171,048   Bank of Montreal, 6.56%,
                01/05/01(b)..................       171,048

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$   256,572   Bank of Nova Scotia, 6.67%,
                01/05/01(b)..................  $    256,572
  1,368,385   Bank of Nova Scotia, 6.63%,
                01/19/01(b)..................     1,368,385
    940,764   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b)...........       940,764
    342,096   BNP Paribas, 6.69%,
                01/11/01(b)..................       342,096
  1,775,691   Fleet National Bank, 6.85%,
                01/02/01(b)..................     1,775,691
    427,620   Royal Bank of Scotland, 6.56%,
                01/02/01(b)..................       427,620
    342,096   Royal Bank of Scotland, 6.65%,
                01/08/01(b)..................       342,096
    342,096   Toronto Dominion Bank, 6.81%,
                01/03/01(b)..................       342,096
    427,620   Toronto Dominion Bank, 6.72%,
                01/04/01(b)..................       427,620
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $9,045,233)....................     9,045,233
                                               ------------
              SHORT TERM CORPORATE NOTES -- 2.22%
    427,620   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)........       427,620
    427,620   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)..................       427,620
    559,835   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)..................       559,835
  2,536,449   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)..................     2,536,449
    663,411   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)........       663,411
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $4,614,935)........     4,614,935
                                               ------------

  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.65%
    504,592   Merrimac Cash Fund -- Premium
                Class(b).....................       504,592
    855,240   Provident Tempcash Fund(b).....       855,240
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $1,359,832)....     1,359,832
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2000

                                                  VALUE
                                               ------------
              Total Investments -- 105.91%
              (Cost $217,809,806)............  $220,411,571
              Liabilities less other
              assets -- (5.91)%..............   (12,304,669)
                                               ------------
              NET ASSETS -- 100.00%..........  $208,106,902
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $218,126,064.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation             $3,144,399
    Gross unrealized depreciation               (858,892)
                                              ----------
    Net unrealized appreciation               $2,285,507
                                              ==========

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was the rate in effect at December 31, 2000.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 34.76%
              US TREASURY BONDS -- 12.41%
$31,970,000   6.25%, 08/15/23(a)............  $  34,574,404
 41,900,000   6.125%, 11/15/27(a)...........     45,097,892
                                              -------------
                                                 79,672,296
                                              -------------
              US TREASURY NOTES -- 22.35%
 40,000,000   5.50%, 02/28/03(a)............     40,285,600
 13,980,000   7.50%, 02/15/05(a)............     15,204,536
 80,000,000   5.625%, 05/15/08(a)...........     82,173,680
  5,540,000   5.75%, 08/15/10(a)............      5,806,180
                                              -------------
                                                143,469,996
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $214,051,606)...........    223,142,292
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 32.80%
              FANNIE MAE -- 23.44%
  5,900,000   7.00%, 07/15/05...............      6,191,914
 10,900,000   6.625%, 11/15/10..............     11,427,713
 19,879,657   6.00%, 02/01/29...............     19,230,884
  5,450,000   6.625%, 11/15/30..............      5,730,599
 16,000,000   Series 00-40, Floating Rate,
                7.15%(+), 12/25/22..........     16,063,952
  7,150,000   TBA, 6.00%, 01/01/16..........      7,051,687
  7,150,000   TBA, 7.00%, 01/01/16..........      7,221,500
  4,000,000   TBA, 7.00%, 01/01/31..........      4,002,500
  1,700,000   TBA, 6.50%, 01/01/31..........      1,675,562
 24,400,000   TBA, 6.50%, 01/01/31..........     24,049,250
 47,800,000   TBA, 7.00%, 01/01/31..........     47,829,875
                                              -------------
                                                150,475,436
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
              9.36%
  9,603,369   PL# 2781, 6.50%, 07/20/29.....      9,464,024
  1,700,000   TBA, 7.50%, 01/15/31..........      1,727,625
 23,300,000   TBA, 7.50%, 01/15/31..........     23,678,625
  1,700,000   TBA, 8.00%, 01/15/31..........      1,741,437
 22,900,000   TBA, 8.00%, 01/15/31..........     23,458,188
                                              -------------
                                                 60,069,899
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $207,042,036).................    210,545,335
                                              -------------
              CORPORATE BONDS AND NOTES -- 44.00%
              ADVERTISING -- 0.11%
    700,000   Lamar Media Corp., 8.625%,
                09/15/07....................        701,750
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AUTOMOBILES -- 0.88%
$ 6,000,000   Ford Motor Company, 7.45%,
                07/16/31....................  $   5,643,600
                                              -------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 1.11%
    600,000   SanLuis Corp., 8.875%,
                03/18/08....................        583,518
  6,500,000   Visteon Corp., 7.95%,
                08/01/05(a).................      6,516,712
                                              -------------
                                                  7,100,230
                                              -------------
              BANKS -- 0.28%
    400,000   Cho-Hung Bank, 11.50%,
                04/01/10....................        388,000
  1,000,000   Inter-American Development
                Bank, 8.875%, 08/22/01......      1,014,959
    400,000   Korea Hanvit Bank, 11.75%,
                03/01/10....................        390,000
                                              -------------
                                                  1,792,959
                                              -------------
              CHEMICALS -- 0.15%
  1,000,000   Lyondell Chemical Company,
                9.875%, 05/01/07............        970,000
                                              -------------
              COMPUTER AND OFFICE EQUIPMENT -- 0.29%
  2,000,000   International Business
                Machines Corp., 6.50%,
                01/15/28....................      1,845,440
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 2.41%
  9,000,000   Sun Microsystems, Inc., 7.35%,
                08/15/04....................      9,215,874
  6,000,000   Sun Microsystems, Inc., 7.65%,
                08/15/09....................      6,255,372
                                              -------------
                                                 15,471,246
                                              -------------
              CONSTRUCTION -- 0.14%
  1,000,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................        900,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.64%
  1,000,000   Scotts Company, 8.625%,
                01/15/09....................        970,000
  3,000,000   Unilever Capital, 7.125%,
                11/01/10....................      3,142,857
                                              -------------
                                                  4,112,857
                                              -------------
              ELECTRIC -- INTEGRATED -- 1.44%
  5,000,000   Edison Mission Energy, 7.73%,
                06/15/09....................      4,250,000
  5,000,000   Texas Utilities Electric
                Company, 7.17%, 08/01/07....      5,018,505
                                              -------------
                                                  9,268,505
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.38%
$ 2,500,000   Waste Management, Inc.,
                6.375%, 12/01/03............  $   2,418,673
                                              -------------
              FINANCE -- 12.33%
 10,598,704   ABSC Long Beach Home Equity
                Loan Trust, Floating Rate,
                6.93%(+), 08/21/30..........     10,604,936
  3,000,000   Citigroup, Inc., 7.25%,
                10/01/10....................      3,091,113
 10,800,000   Distribution Financial
                Services Floorplan Master
                Trust, Series 00-1A,
                Floating Rate, 6.88%(+),
                04/15/05....................     10,804,244
 10,000,000   Ford Motor Credit Company,
                Floating Rate, 6.7375%(+),
                03/17/03....................      9,965,740
  3,000,000   General Motors Acceptance
                Corp., Floating Rate,
                7.75%(+), 01/19/10..........      3,091,290
  3,000,000   Goldman Sachs Group L.P.,
                6.65%, 05/15/09.............      2,930,235
  6,000,000   Heller Financial, Inc., 7.50%,
                08/23/02....................      6,070,728
  1,800,000   MBNA Corp., Series 00-B,
                Floating Rate, 6.7075%(+),
                07/15/05....................      1,799,622
  8,729,497   Medallion Trust, Series 00-1G,
                Floating Rate, 6.5088%(+),
                07/12/31....................      8,729,497
 13,200,105   Sallie Mae Student Loan Trust,
                Series 00-1, Floating Rate,
                6.85%(+), 10/27/08..........     13,209,741
  8,895,852   Washington Mutual, Inc.,
                Series 00-A1, Floating Rate,
                6.9375%(+), 06/25/24........      8,878,416
                                              -------------
                                                 79,175,562
                                              -------------
              FOOD AND BEVERAGE -- 1.28%
  3,000,000   ConAgra, Inc., 7.50%,
                09/15/05....................      3,135,039
  5,000,000   Diageo Capital PLC, 6.625%,
                06/24/04....................      5,076,255
                                              -------------
                                                  8,211,294
                                              -------------
              LEISURE AND RECREATION -- 0.99%
  1,000,000   Anchor Gaming, Inc., 9.875%,
                10/15/08....................      1,027,500
  1,000,000   Argosy Gaming Company, 10.75%,
                06/01/09....................      1,042,500
  1,000,000   HMH Properties, 7.875%,
                08/01/08....................        960,000
  1,250,000   ITT Corp., 6.75%, 11/15/05....      1,214,586

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 1,000,000   MGM Grand, Inc., 9.75%,
                06/01/07(a).................  $   1,045,000
  1,000,000   Park Place Entertainment,
                9.375%, 02/15/07............      1,030,000
                                              -------------
                                                  6,319,586
                                              -------------
              MANUFACTURING -- 0.15%
  1,000,000   American Standard Inc.,
                7.375%, 02/01/08............        940,000
                                              -------------
              MEDIA -- 4.43%
  1,000,000   Adelphia Communications,
                10.875%, 10/01/10...........        965,000
    400,000   Cablevision SA, 13.75%,
                04/30/07....................        298,000
  6,000,000   Clear Channel Communications,
                7.25%, 09/15/03.............      6,076,794
  1,000,000   CSC Holdings, Inc., 8.125%,
                07/15/09....................      1,018,798
    350,000   Multicanal SA, 13.125%,
                04/15/09....................        276,500
  3,000,000   TCI Communications, Inc.,
                6.375%, 05/01/03............      2,989,263
 11,000,000   Time Warner, Inc., 7.75%,
                06/15/05....................     11,532,939
  5,000,000   Viacom, Inc., 7.70%,
                07/30/10....................      5,253,170
                                              -------------
                                                 28,410,464
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.37%
  1,000,000   HealthSouth Corp., 10.75%,
                10/01/08....................      1,050,070
  1,250,000   The Healthcare Company, 8.75%,
                09/01/10....................      1,319,953
                                              -------------
                                                  2,370,023
                                              -------------
              METALS AND MINING -- 0.99%
  6,000,000   Alcoa, Inc., 7.375%,
                08/01/10....................      6,340,476
                                              -------------
              OIL AND GAS -- 3.41%
  3,000,000   Alberta Energy Corp., 7.65%,
                09/15/10....................      3,154,335
  1,250,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05(a).........      1,285,938
  4,200,000   Coastal Corp., 7.75%,
                06/15/10....................      4,428,619
  3,000,000   Duke Energy Field Services,
                7.875%, 08/16/10............      3,197,700
  1,250,000   Gulf Canada Resources Ltd.,
                9.25%, 01/15/04.............      1,259,375
    650,000   Pemex Project -- 144A, 9.125%,
                10/13/10....................        646,750

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS (CONTINUED)
$ 6,000,000   Phillips Petroleum Company,
                8.75%, 05/25/10(a)..........  $   6,852,930
  1,000,000   R&B Falcon Corp., 9.50%,
                12/15/08....................      1,090,000
                                              -------------
                                                 21,915,647
                                              -------------
              PAPER AND FOREST PRODUCTS -- 1.91%
 12,000,000   International Paper Company,
                8.00%, 07/08/03.............     12,283,908
                                              -------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 3.74%
 10,000,000   Advanta Credit Card Master
                Trust, Series 96-E, Floating
                Rate, 6.81%(+), 05/15/04....     10,007,300
 14,000,000   BA Credit Master Card Trust,
                Series 96-A, Class B,
                Floating Rate, 5.9825%(+),
                04/15/05....................     14,016,100
                                              -------------
                                                 24,023,400
                                              -------------
              PRIVATE ASSET BACKED: FINANCE -- 1.84%
 11,797,527   Chase Funding Mortgage Loan,
                Floating Rate, 6.8675%(+),
                10/25/30....................     11,790,991
                                              -------------
              RETAIL -- 2.35%
  8,000,000   Target Corp., 7.50%,
                08/15/10(a).................      8,435,616
  6,000,000   Wal-Mart Stores, 7.55%,
                02/15/30....................      6,657,924
                                              -------------
                                                 15,093,540
                                              -------------
              SPECIAL PURPOSE ENTITY -- 0.47%
  3,000,000   Osprey Trust, 7.797%,
                01/15/03....................      3,035,565
                                              -------------
              TELECOMMUNICATIONS -- 1.48%
  6,000,000   AT&T Corp., 6.50%, 03/15/29...      4,799,100
  1,000,000   Global Crossing Holding Ltd.,
                9.50%, 11/15/09.............        945,000
    400,000   Globo Communicacoes, 10.50%,
                12/20/06....................        360,746
    650,000   Innova S. De R.L., 12.875%,
                04/01/07....................        572,000
  1,000,000   Insight Midwest, 10.50%,
                11/01/05(a).................      1,037,500
  1,000,000   McLeodUSA, Inc., 9.25%,
                07/15/07....................        915,000
    350,000   Nuevo Group Iusacell SA,
                14.25%, 12/01/06............        345,625
    200,000   Phillippine Long Distance
                Telephone, 10.50%,
                04/15/09....................        168,750

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$   400,000   Slovak Wireless SA, 11.25%,
                03/30/07....................  $     349,511
                                              -------------
                                                  9,493,232
                                              -------------
              UTILITIES -- ELECTRIC: -- 0.43%
    750,000   AES Corp., 9.50%, 06/01/09....        776,250
  1,000,000   Calpine Corp., 8.75%,
                07/15/07....................        962,229
  1,000,000   CMS Energy, 9.875%, 10/15/07..      1,041,733
                                              -------------
                                                  2,780,212
                                              -------------
              TOTAL CORPORATE BONDS AND
              NOTES (Cost $279,144,829).....    282,409,160
                                              -------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 3.97%
  6,000,000   Austria Government Bond,
                3.40%, 10/20/04.............      5,362,698
  1,100,000   Federative Republic of Brazil,
                Floating Rate, 7.375%(+),
                04/15/06....................      1,027,703
  2,154,967   Federative Republic of Brazil,
                Floating Rate, 8.00%(+),
                04/15/14....................      1,662,019
  1,250,000   Federative Republic of Brazil,
                11.00%, 08/17/40............      1,017,500
    500,000   Kingdom of Morocco Tranche A,
                Floating Rate, 7.563%(+),
                01/01/09....................        432,500
  1,440,000   Republic of Argentina,
                Floating Rate, 7.625%(+),
                03/31/05....................      1,313,198
  1,000,000   Republic of Argentina, 11.75%,
                04/07/09....................        930,000
  1,250,000   Republic of Argentina, 11.75%,
                06/15/15....................      1,131,250
    500,000   Republic of Bulgaria, Series
                A, Floating Rate, 3.00%(+),
                07/28/12....................        369,936
  7,400,000   Republic of France OAT, 5.50%,
                10/25/07....................      7,232,316
    400,000   Republic of Panama, 10.75%,
                05/15/20....................        394,000
    250,000   Republic of Philippines,
                9.875%, 01/15/19............        200,625
  1,000,050   Republic of Venezuela,
                Floating Rate, 7.375%(+),
                12/18/07....................        801,968
    350,000   Russia Federation, 11.75%,
                06/10/03....................        325,544
  1,000,000   Russia Federation, 10.00%,
                06/26/07....................        725,004
  1,000,000   Russia Federation, 12.75%,
                06/24/28....................        832,500

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$ 1,880,000   Russia Federation, Floating
                Rate, 2.50%(+), 03/31/30....  $     702,650
    500,000   United Mexican States, 9.875%,
                02/01/10....................        536,500
    500,000   United Mexican States, Series
                A, 6.25%, 12/31/19..........        452,500
                                              -------------
              TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS (Cost
              $24,937,723)..................     25,450,411
                                              -------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 2.18%
              FREDDIE MAC
 14,000,000   6.45%, 01/09/01 (Cost
                $13,972,408)................     13,972,408
                                              -------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 3.45%
  8,221,448   Merrimac Cash Fund -- Premium
                Class(b)....................      8,221,448
 13,934,659   Provident Tempcash Fund(b)....     13,934,659
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $22,156,107)..................     22,156,107
                                              -------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 20.61%
$15,034,658   American Express Centurion
                Bank, 6.69%, 01/09/01(b)....     15,034,658
 14,414,626   American Express Centurion
                Bank, 6.63%, 01/18/01(b)....     14,414,626
 29,508,523   Bank of America, 6.64%,
                01/16/01(b).................     29,508,523
  2,786,932   Bank of Montreal, 6.56%,
                01/05/01(b).................      2,786,932
  4,180,398   Bank of Nova Scotia, 6.67%,
                01/05/01(b).................      4,180,398
 22,895,455   Bank of Nova Scotia, 6.63%,
                01/19/01(b).................     22,895,455
 15,328,125   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b)..........     15,328,125
  1,173,864   BNP Paribas, 6.69%,
                01/11/01(b).................      1,173,864
  1,896,703   Fleet National Bank, 6.85%,
                01/02/01(b).................      1,896,703
  6,967,330   Royal Bank of Scotland, 6.56%,
                01/02/01(b).................      6,967,330
  5,573,864   Royal Bank of Scotland, 6.65%,
                01/08/01(b).................      5,573,864
  5,573,864   Toronto Dominion Bank, 6.81%,
                01/03/01(b).................      5,573,864

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              TIME DEPOSITS (CONTINUED)
$ 6,967,330   Toronto Dominion Bank, 6.72%,
                01/04/01(b).................  $   6,967,330
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $132,301,672).................    132,301,672
                                              -------------
              SHORT TERM CORPORATE NOTES -- 14.06%
  6,967,330   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b).......      6,967,330
  5,000,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b).................      5,000,000
  3,000,000   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b).................      3,000,000
  3,562,406   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b).................      3,562,406
  4,690,916   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b).................      4,690,916
 15,096,509   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b).................     15,096,509
 26,949,908   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b).......     26,949,908
 25,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b).................     25,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $90,267,069)......     90,267,069
                                              -------------
              TOTAL SECURITIES (Cost
              $983,873,450).................  1,000,244,454
                                              -------------
              REPURCHASE AGREEMENT -- 3.02%
 19,405,745   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $19,416,914 (Collateralized
                by Government National
                Mortgage Association
                Adjustable Rate Mortgage,
                7.125%, due 10/20/23, with a
                value of $14,129,080 and
                Small Business
                Administration, 7.125%, due
                03/25/24, with a value of
                $6,246,952) (Cost
                $19,405,745)................     19,405,745
                                              -------------
              Total Investments -- 158.85%
              (Cost $1,003,279,195).........  1,019,650,199
              Liabilities less other
              assets -- (58.85)%............   (377,746,845)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 641,903,354
                                              =============

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000


The aggregate cost of securities for federal income tax
purposes at December 31, 2000, is $984,121,307.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $18,109,673
    Gross unrealized depreciation...........   (1,986,526)
                                              -----------
    Net unrealized appreciation.............  $16,123,147
                                              ===========

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK -- 57.03%
              ADVERTISING -- 0.07%
      4,600   Omnicom Group, Inc.(a)........  $     381,225
                                              -------------
              AEROSPACE -- 1.00%
     36,400   Boeing Company................      2,402,400
      8,100   General Dynamics Corp. .......        631,800
      3,400   Goodrich (B.F.) Company.......        123,675
     17,700   Lockheed Martin Corp. ........        600,915
      2,900   Northrop Grumman Corp. .......        240,700
      5,900   Raytheon Company -- Class B...        183,269
     11,800   United Technologies Corp. ....        927,775
                                              -------------
                                                  5,110,534
                                              -------------
              AGRICULTURE EQUIPMENT -- 0.06%
      6,300   Deere & Company...............        288,619
                                              -------------
              AIRLINES -- 0.19%
      5,000   Delta Air Lines, Inc. ........        250,938
     20,800   Southwest Airlines Company,
                Inc.(a).....................        697,424
        800   US Airways Group, Inc.(c).....         32,450
                                              -------------
                                                    980,812
                                              -------------
              APPAREL -- 0.08%
      1,400   Liz Claiborne, Inc. ..........         58,275
      1,200   Reebok International Ltd. ....         32,808
      7,200   TJX Companies, Inc. ..........        199,800
      2,800   V. F. Corp. ..................        101,472
                                              -------------
                                                    392,355
                                              -------------
              AUTOMOTIVE EQUIPMENT -- 0.14%
      4,000   AutoZone, Inc.(c).............        114,000
      1,000   Cummins Engine Company,
                Inc. .......................         37,938
      1,700   Dana Corp. ...................         26,031
      5,300   Genuine Parts Company.........        138,794
      2,500   Johnson Controls, Inc. .......        130,000
      2,600   Teradyne, Inc.(c).............         96,850
      2,800   TRW, Inc. ....................        108,500
      4,146   Visteon Corp. ................         47,679
                                              -------------
                                                    699,792
                                              -------------
              BANKS -- 3.48%
      9,400   Amsouth Bancorp...............        143,350
     42,100   Bank of America Corp. ........      1,931,337
     18,300   Bank of New York Company,
                Inc. .......................      1,009,931

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
     29,600   Bank One Corp. ...............  $   1,084,100
      9,500   BB&T Corp. ...................        354,469
      4,840   Charter One Financial,
                Inc. .......................        139,755
     32,500   Chase Manhattan Corp. ........      1,476,719
      4,000   Comerica, Inc.(a).............        237,500
     10,700   Edison International..........        167,188
     11,850   Fifth Third Bancorp...........        708,038
     14,800   First Union Corp. ............        411,625
     22,000   Firstar Corp.(a)..............        511,500
     23,100   Fleet Boston Financial
                Corp. ......................        867,694
      4,600   Golden West Financial
                Corp. ......................        310,500
      2,900   Huntington Bancshares,
                Inc. .......................         46,944
      4,000   J.P. Morgan & Company.........        662,000
      9,000   KeyCorp. .....................        252,000
     12,500   Mellon Financial Corp. .......        614,844
     14,500   National City Corp. ..........        416,875
      5,600   Northern Trust Corp. .........        456,750
      5,500   Regions Financial Corp. ......        150,219
      4,900   SouthTrust Corp. .............        199,369
      4,900   State Street Corp. ...........        608,629
      5,100   Summit Bancorp................        194,756
      7,300   SunTrust Banks, Inc. .........        459,900
      8,000   Synovus Financial Corp. ......        215,500
      3,100   Union Planters Corp. .........        110,825
     17,600   U.S. Bancorp..................        513,700
      5,200   Wachovia Corp. ...............        302,250
     17,700   Washington Mutual, Inc.(a)....        939,206
     42,200   Wells Fargo & Company.........      2,350,012
                                              -------------
                                                 17,847,485
                                              -------------
              BOTTLING -- 0.04%
      9,700   Coca-Cola Enterprises,
                Inc. .......................        184,300
                                              -------------
              BUILDING MATERIALS -- 0.35%
     35,600   Home Depot, Inc. .............      1,626,475
      7,100   Masco Corp. ..................        182,381
                                              -------------
                                                  1,808,856
                                              -------------
              BUSINESS SERVICES -- 0.07%
      3,300   Convergys Corp.(c)............        149,531
      7,100   Robert Half International,
                Inc.(c).....................        188,150
                                              -------------
                                                    337,681
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              CHEMICALS -- 0.51%
      6,400   Air Products and Chemicals,
                Inc. .......................  $     262,400
     27,100   du Pont (E. I.) de Nemours....      1,309,269
      2,300   Eastman Chemical Company......        112,125
      3,100   Engelhard Corp. ..............         63,163
      1,000   FMC Corp.(c)..................         71,688
      1,700   Great Lakes Chemical Corp. ...         63,219
      2,900   International Flavors &
                Fragrances..................         58,906
      4,400   Praxair, Inc. ................        195,250
      5,500   Rohm and Haas Company.........        199,719
      1,200   Sigma-Aldrich Corp. ..........         47,175
      3,900   Union Carbide Corp. ..........        209,869
                                              -------------
                                                  2,592,783
                                              -------------
              COMMUNICATIONS -- 0.18%
     22,400   Comcast Corp. -- Class A......        935,200
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.49%
     28,600   ADC Telecommunications,
                Inc.(a)(c)..................        518,375
      4,000   Comverse Technology,
                Inc.(c).....................        434,500
     18,900   QUALCOMM, Inc.(c).............      1,553,344
                                              -------------
                                                  2,506,219
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.28%
      8,100   Apple Computer, Inc. .........        120,487
      2,500   Avery-Dennison Corp. .........        137,187
      6,500   Cabletron Systems(c)..........         97,906
     43,500   Compaq Computer Corp. ........        654,675
     66,900   Dell Computer Corp.(a)(c).....      1,166,569
      7,600   Gateway, Inc.(c)..............        136,724
     29,900   Hewlett-Packard Company.......        943,719
     45,100   International Business
                Machines Corp.(a)...........      3,833,500
      3,200   Lexmark International Group,
                Inc.(c).....................        141,800
     10,400   Network Appliance, Inc.(c)....        667,550
     14,300   Palm, Inc.(c).................        404,869
      6,600   Pitney Bowes, Inc. ...........        218,625
    107,300   Sun Microsystems, Inc.(c).....      2,990,987
      2,200   Symbol Technologies, Inc. ....         79,200
      2,500   Tektronix, Inc. ..............         84,219
                                              -------------
                                                 11,678,017
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 6.16%
      4,200   Adaptec, Inc.(c)..............         43,050
      9,900   Adobe Systems, Inc. ..........        576,056

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     35,200   America Online, Inc.(c).......  $   1,224,960
      1,200   Autodesk, Inc. ...............         32,325
     16,200   Automatic Data Processing,
                Inc. .......................      1,025,662
      5,900   BMC Software, Inc.(c).........         82,600
      6,800   Broadvision, Inc.(a)(c).......         80,325
      3,300   Ceridian Corp.(c).............         65,794
    178,200   Cisco Systems, Inc.(c)........      6,816,150
      2,000   Citrix Systems, Inc.(c).......         45,000
     14,800   Computer Associates
                International, Inc. ........        288,600
      2,500   Computer Sciences Corp.(c)....        150,313
      8,700   Compuware Corp.(c)............         54,375
     11,800   Electronic Data Systems
                Corp. ......................        681,450
     72,700   EMC Corp.(c)..................      4,834,550
     11,700   First Data Corp. .............        616,444
      7,200   IMS Health, Inc. .............        194,400
      5,200   Intuit, Inc.(c)...............        205,075
      2,900   Mercury Interactive
                Corp.(c)....................        261,725
    134,900   Microsoft Corp.(c)............      5,851,288
      2,200   NCR Corp.(c)..................        108,075
      8,300   Novell, Inc.(c)...............         43,316
    186,500   Oracle Corp.(c)...............      5,420,156
      4,100   Parametric Technology
                Corp.(c)....................         55,094
      8,700   PeopleSoft, Inc.(c)...........        323,531
      4,200   Sapient Corp.(c)..............         50,137
     17,900   Siebel Systems, Inc.(c).......      1,210,487
      4,800   Unisys Corp.(c)...............         70,200
     10,500   Veritas Software Corp.(c).....        918,750
      8,300   Yahoo!, Inc.(c)...............        249,519
                                              -------------
                                                 31,579,407
                                              -------------
              CONSTRUCTION -- 0.06%
      2,100   Fluor Corp.(c)................         69,431
      1,200   Kaufman & Broad Home
                Corp.(a)....................         40,425
      1,900   Pulte Corp. ..................         80,156
      2,300   Vulcan Materials Company......        110,112
                                              -------------
                                                    300,124
                                              -------------
              CONSUMER GOODS AND SERVICES -- 4.11%
        800   Alberto-Culver Company --
                Class B.....................         34,250
      1,300   American Greetings Corp. .....         12,269
      5,000   Avon Products, Inc. ..........        239,375
      2,000   Brunswick Corp. ..............         32,875

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
     18,600   Cendant Corp.(c)..............  $     179,025
      3,200   CenturyTel, Inc. .............        114,400
      5,200   Clorox Company................        184,600
     14,600   Colgate-Palmolive Company.....        942,430
      3,800   Ecolab, Inc. .................        164,113
      7,000   FedEx Corp.(c)................        279,720
      3,800   Fortune Brands, Inc. .........        114,000
    257,700   General Electric Company......     12,353,494
     26,600   Gillette Company..............        960,925
     13,400   Kimberly-Clark Corp. .........        947,246
      4,900   Leggett & Platt, Inc. ........         92,794
        900   Maytag Corp. .................         29,081
      7,000   McKesson HBOC, Inc. ..........        251,230
      1,100   National Service Industries,
                Inc. .......................         28,256
      5,900   Newell Rubbermaid, Inc.(a)....        134,225
      4,000   Nike, Inc. -- Class B.........        223,250
      7,800   Office Depot(c)...............         55,575
      4,100   Pactiv Corp.(c)...............         50,737
      2,700   Pall Corp. ...................         57,544
     13,200   Paychex, Inc. ................        641,850
     20,100   Procter & Gamble Company......      1,576,594
      8,900   Ralston Purina Corp. .........        232,512
      2,400   Stanley Works.................         74,850
      1,700   Tupperware Corp. .............         34,744
     14,800   Unilever N.V. (ADR)...........        931,475
      1,700   Whirlpool Corp. ..............         81,069
                                              -------------
                                                 21,054,508
                                              -------------
              ELECTRONICS -- 0.66%
     11,500   Agilent Technologies,
                Inc.(c).....................        629,625
     10,900   Emerson Electric Company......        859,056
     12,900   Linear Technology Corp.(a)....        596,625
     10,200   Maxim Integrated Products,
                Inc.(c).....................        487,688
      2,100   Molex, Inc.(a)................         74,550
      2,400   QLogic Corp.(a)(c)............        184,800
      4,100   Rockwell International
                Corp. ......................        195,262
      4,700   Sanmina Corp.(c)..............        360,137
        700   Thomas & Betts Corp. .........         11,331
                                              -------------
                                                  3,399,074
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
      4,400   Allied Waste Industries,
                Inc.(c).....................         64,075
     15,900   Waste Management, Inc. .......        441,225
                                              -------------
                                                    505,300
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES -- 3.68%
      4,200   Ambac Financial Group,
                Inc. .......................  $     244,912
     34,200   American Express Company......      1,878,862
      6,500   American General Corp. .......        529,750
      4,500   Capital One Financial
                Corp. ......................        296,156
      6,800   C.I.T. Group -- Class A.......        136,850
    113,299   Citigroup, Inc. ..............      5,785,330
      3,800   Countrywide Credit Industries,
                Inc. .......................        190,950
      1,800   Deluxe Corp.(a)...............         45,486
      3,300   Equifax, Inc. ................         94,669
     26,100   Fannie Mae....................      2,264,175
      5,100   Franklin Resources, Inc. .....        194,310
     28,100   Freddie Mac...................      1,935,388
      2,900   H & R Block, Inc. ............        119,987
     14,200   Household International,
                Inc. .......................        781,000
      2,900   MBIA, Inc. ...................        214,963
     22,000   MBNA, Corp. ..................        812,625
      3,700   MGIC Investment Corp. ........        249,519
     12,200   Merrill Lynch & Company,
                Inc. .......................        831,888
      3,800   Moody's Corp. ................         97,613
      7,500   PNC Financial Services
                Group.......................        547,969
      7,200   Providian Financial
                Corp.(a)....................        414,000
     20,900   Schwab (Charles) Corp. .......        593,037
      4,800   Stilwell Financial, Inc. .....        189,300
      3,300   T. Rowe Price Associates,
                Inc.(c).....................        139,476
      4,200   USA Education, Inc. ..........        285,600
                                              -------------
                                                 18,873,815
                                              -------------
              FOOD AND BEVERAGE -- 2.76%
     10,700   Albertson's, Inc. ............        283,550
     23,000   Anheuser-Busch Companies,
                Inc. .......................      1,046,500
     15,790   Archer-Daniels-Midland
                Company.....................        236,850
      1,100   Brown-Forman Corp. -- Class
                B...........................         73,150
     10,400   Campbell Soup Company.........        360,100
     62,500   Coca-Cola Company.............      3,808,594
     13,100   ConAgra, Inc. ................        340,600
      1,400   Coors (Adolph) Company --
                Class B.....................        112,438
      7,000   General Mills, Inc. ..........        311,938
      8,600   Heinz (H.J.) Company..........        407,963
      2,500   Hershey Foods Corp. ..........        160,938
      8,900   Kellogg Company...............        233,625
     37,000   Pepsico, Inc. ................      1,833,812
     72,900   Philip Morris Companies,
                Inc. .......................      3,207,600

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
      2,900   Quaker Oats Company...........  $     282,387
     19,100   Sara Lee Corp. ...............        469,144
     19,800   Sysco Corp. ..................        594,000
      5,300   UST, Inc. ....................        148,731
      2,400   Wrigley (Wm.) Jr. Company.....        229,950
                                              -------------
                                                 14,141,870
                                              -------------
              INSURANCE -- 2.47%
     10,800   AFLAC, Inc. ..................        779,625
     18,400   Allstate Corp. ...............        801,550
     58,400   American International Group,
                Inc. .......................      5,756,050
      5,400   Aon Corp. ....................        184,950
      5,200   Chubb Corp. ..................        449,800
      6,300   CIGNA Corp. ..................        833,490
      4,500   Cincinnati Financial Corp. ...        178,031
      8,200   Conseco, Inc. ................        108,137
      9,000   Hartford Financial Services
                Group, Inc. ................        635,625
      3,100   Jefferson-Pilot Corp. ........        231,725
      3,300   Loews Corp. ..................        341,756
      8,100   Marsh & McLennan Companies,
                Inc. .......................        947,700
     19,700   MetLife, Inc. ................        689,500
      3,700   Niagra Mohawk Holdings,
                Inc. .......................         61,744
      3,200   SAFECO Corp. .................        105,200
      4,900   St. Paul Companies, Inc. .....        266,131
      4,000   Torchmark Corp. ..............        153,750
      5,900   UnumProvident Corp. ..........        158,562
                                              -------------
                                                 12,683,326
                                              -------------
              LEISURE AND RECREATION --0.08%
      3,300   Harrah's Entertainment,
                Inc.(c).....................         87,038
      8,000   Hilton Hotels Corp. ..........         84,000
      6,200   Marriott International,
                Inc. -- Class A(a)..........        261,950
                                              -------------
                                                    432,988
                                              -------------
              MACHINERY AND OTHER PRODUCTS -- 0.17%
      7,900   Caterpillar, Inc. ............        373,769
      5,600   Dover Corp. ..................        227,150
      2,300   Grainger (W.W.), Inc.(a)......         83,950
      4,200   Ingersoll-Rand Company........        175,875
                                              -------------
                                                    860,744
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 1.65%
      1,000   Ball Corp. ...................  $      46,062
      1,400   Bemis Company, Inc. ..........         46,987
        700   Briggs & Stratton Corp. ......         31,062
      2,800   Cooper Industries, Inc. ......        128,625
     22,600   Corning, Inc. ................      1,193,563
      2,000   Crane Company.................         56,875
      3,600   Danaher Corp. ................        246,150
      1,800   Eaton Corp. ..................        135,338
     20,700   Honeywell International,
                Inc. .......................        979,369
      4,700   Illinois Tool Works, Inc. ....        279,944
      2,200   ITT Industries, Inc. .........         85,250
     10,000   Minnesota Mining and
                Manufacturing Company.......      1,205,000
      3,000   Parker-Hannifin Corp. ........        132,375
      2,700   Power-One, Inc.(c)............        106,144
      4,400   PPG Industries, Inc. .........        203,775
      2,500   Sealed Air Corp.(a)(c)........         76,250
      3,800   Sherwin-Williams Company......         99,987
      3,800   Textron, Inc. ................        176,700
      1,700   Timken Corp. .................         25,712
     56,995   Tyco International Ltd. ......      3,163,222
      3,300   USX-US Steel Group............         59,400
                                              -------------
                                                  8,477,790
                                              -------------
              MEDIA -- 1.16%
      8,900   Clear Channel Communications,
                Inc.(c).....................        431,094
      2,100   Dow Jones & Company, Inc. ....        118,913
      7,100   Gannett Company, Inc.(a)......        447,744
      2,300   Knight-Ridder, Inc.(a)........        130,813
      1,000   Meredith Corp. ...............         32,188
     31,000   Time Warner, Inc. ............      1,619,440
     34,800   Viacom, Inc. -- Class B(c)....      1,626,900
     53,300   Walt Disney Company...........      1,542,369
                                              -------------
                                                  5,949,461
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.57%
      9,400   ALZA Corp.(c).................        399,500
     15,800   Healthsouth Corp.(c)..........        257,738
      4,300   Humana, Inc. .................         65,575
     11,700   Tenet Healthcare Corp.(c).....        519,919
     12,700   The Healthcare Company........        558,927

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
     13,400   UnitedHealth Group, Inc. .....  $     822,425
      2,600   Wellpoint Health Networks,
                Inc.(c).....................        299,650
                                              -------------
                                                  2,923,734
                                              -------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.72%
      4,300   Allergan, Inc. ...............        416,294
      1,400   Bard (C.R.), Inc. ............         65,188
      1,600   Bausch & Lomb, Inc. ..........         64,700
      7,500   Baxter International, Inc. ...        662,344
      5,500   Becton Dickinson & Company....        190,438
      3,200   Biogen, Inc.(c)...............        192,200
      4,950   Biomet, Inc. .................        196,453
      9,600   Boston Scientific Corp.(c)....        131,400
      4,700   Chiron Corp.(c)...............        209,150
      7,100   Guidant Corp.(a)..............        382,956
     35,700   Johnson & Johnson.............      3,750,731
     30,700   Medtronic, Inc. ..............      1,853,513
      2,000   PerkinElmer, Inc. ............        210,000
      2,500   St. Jude Medical, Inc. .......        153,594
      6,400   Stryker Corp.(a)..............        323,776
                                              -------------
                                                  8,802,737
                                              -------------
              METALS AND MINING -- 0.31%
     22,116   Alcoa, Inc. ..................        740,886
      1,800   Allegheny Technologies,
                Inc. .......................         28,575
      9,600   Barrick Gold Corp. ...........        157,248
      2,900   Homestake Mining Company......         12,144
      4,100   INCO Ltd. ....................         68,716
      2,200   Nucor Corp. ..................         87,312
      1,800   Phelps Dodge Corp. ...........        100,462
      8,100   Placer Dome, Inc. ............         77,962
     10,700   USX-Marathon Group............        296,925
      2,400   Worthington Industries,
                Inc. .......................         19,350
                                              -------------
                                                  1,589,580
                                              -------------
              MOTOR VEHICLES -- 0.48%
     46,000   Ford Motor Company............      1,078,125
     14,200   General Motors Corp. .........        723,313
     10,000   Harley-Davidson, Inc. ........        397,500
      3,300   Navistar International
                Corp.(c)....................         86,419
      3,100   PACCAR, Inc. .................        152,675
                                              -------------
                                                  2,438,032
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS -- 5.06%
      3,200   Amerada Hess Corp.(a).........  $     233,800
      8,400   Anadarko Petroleum Corp. .....        597,072
      3,800   Apache Corp. .................        266,237
      1,500   Ashland, Inc. ................         53,835
      9,100   Baker Hughes, Inc. ...........        378,219
      4,600   Burlington Resources, Inc. ...        232,300
     16,500   Chevron Corp. ................      1,393,219
      7,200   Coastal Corp. ................        635,850
     11,000   Conoco, Inc. -- Class B.......        318,313
      2,000   Devon Energy Corp. ...........        121,940
      8,800   Dynegy, Inc. .................        493,350
     24,200   Enron Corp. ..................      2,011,625
      2,900   EOG Resources, Inc. ..........        158,594
    114,600   Exxon-Mobil Corp. ............      9,963,038
     11,200   Halliburton Company...........        406,000
      2,900   Kerr-McGee Corp. .............        194,119
      4,600   Kinder Morgan.................        240,063
      4,500   Nabors Industries, Inc.(c)....        266,175
     10,800   Occidental Petroleum Corp. ...        261,900
     10,500   Phillips Petroleum Company....        597,187
      3,300   Rowan Companies, Inc.(c)......         89,100
     55,000   Royal Dutch Petroleum
                Company.....................      3,330,937
     14,600   Schlumberger Ltd. ............      1,167,087
      3,300   Sunoco, Inc. .................        111,169
     14,100   Texaco, Inc. .................        875,962
      4,000   Thermo Electron Corp.(c)......        119,000
      5,100   Tosco Corp. ..................        173,081
      4,900   Transocean Sedco Forex,
                Inc. .......................        225,400
      6,500   Union Pacific Resources
                Group.......................        329,875
      6,900   Unocal Corp. .................        266,944
     10,900   Williams Companies, Inc. .....        435,319
                                              -------------
                                                 25,946,710
                                              -------------
              PAPER AND FOREST PRODUCTS -- 0.23%
      1,600   Boise Cascade Corp. ..........         53,800
      3,800   Georgia-Pacific Group.........        118,275
      6,309   International Paper Company...        257,486
      3,000   Mead Corp. ...................         94,125
        800   Potlatch Corp. ...............         26,850
      1,600   Temple-Inland, Inc. ..........         85,800
      2,800   Westvaco Corp. ...............         81,725
      6,900   Weyerhaeuser Company..........        350,175
      2,500   Willamette Industries,
                Inc. .......................        117,344
                                              -------------
                                                  1,185,580
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 6.42%
     38,600   Abbott Laboratories...........  $   1,869,687
     33,600   American Home Products
                Corp. ......................      2,135,280
     25,900   Amgen, Inc.(c)................      1,655,981
     50,400   Bristol-Myers Squibb
                Company.....................      3,726,450
      6,700   Cardinal Health, Inc. ........        667,488
      3,600   Forest Laboratories,
                Inc.(c).....................        478,350
      6,900   King Pharmaceuticals,
                Inc.(c).....................        356,644
     28,900   Lilly (Eli) & Company.........      2,689,506
     58,200   Merck & Company, Inc. ........      5,448,975
    208,100   Pfizer, Inc. .................      9,572,600
     33,584   Pharmacia Corp. ..............      2,048,624
     38,100   Schering-Plough Corp. ........      2,162,175
      2,100   Watson Pharmaceuticals,
                Inc.(c).....................        107,494
                                              -------------
                                                 32,919,254
                                              -------------
              PUBLISHING -- 0.15%
      4,500   McGraw-Hill Companies,
                Inc. .......................        263,813
      4,300   New York Times Company --
                Class A.....................        172,269
      1,600   R.R. Donnelley and Sons
                Company.....................         43,200
      7,300   Tribune Company(a)............        308,425
                                              -------------
                                                    787,707
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.05%
      7,900   Starwood Hotels & Resorts
                Worldwide...................        278,475
                                              -------------
              RESEARCH AND DEVELOPMENT -- 0.22%
      8,600   Applera Corp. -- Applied
                Biosystems Group............        808,937
      6,900   Medimmune, Inc.(a)(c).........        329,044
                                              -------------
                                                  1,137,981
                                              -------------
              RESTAURANTS -- 0.32%
      3,600   Darden Restaurants, Inc. .....         82,350
     34,100   McDonald's Corp. .............      1,159,400
      4,000   Starbucks Corp.(a)(c).........        177,000
      3,200   Tricon Global Restaurants,
                Inc.(c).....................        105,600
      4,900   Wendy's International,
                Inc. .......................        128,625
                                              -------------
                                                  1,652,975
                                              -------------
              RETAIL -- 1.97%
      8,200   Bed Bath & Beyond, Inc.(c)....        183,475
      7,300   Best Buy Company, Inc.(c).....        215,806
      7,300   Circuit City Stores-Circuit
                City Group..................         83,950

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      2,400   Consolidated Stores
                Corp.(c)....................  $      25,500
      9,300   CVS Corp. ....................        557,419
      4,600   Federated Department Stores,
                Inc.(c).....................        161,000
      1,500   Harcourt General, Inc. .......         85,800
     12,300   K-Mart Corp. .................         65,344
      9,600   Kohl's Corp.(c)...............        585,600
     21,000   Kroger Company(c).............        568,313
      9,100   Limited (The), Inc. ..........        155,269
      1,000   Longs Drug Stores Corp. ......         24,125
      7,600   May Department Stores
                Company.....................        248,900
      3,300   Nordstrom, Inc. ..............         60,019
      5,600   RadioShack Corp. .............        239,750
     12,700   Safeway, Inc.(c)..............        793,750
      8,400   Sears, Roebuck & Company......        291,900
      3,500   SUPERVALU, Inc. ..............         48,562
     23,100   Target Corp. .................        744,975
      5,100   Tiffany & Company.............        161,287
      5,000   Toys "R" Us, Inc.(a)(c).......         83,437
     68,700   Wal-Mart Stores, Inc. ........      3,649,687
     25,900   Walgreen Company..............      1,082,944
                                              -------------
                                                 10,116,812
                                              -------------
              RUBBER PRODUCTS -- 0.01%
      2,300   Cooper Tire & Rubber Company..         24,438
                                              -------------
              SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.01%
      1,200   Millipore Corp. ..............         75,600
                                              -------------
              SEMICONDUCTORS -- 2.29%
     11,000   Advanced Micro Devices,
                Inc.(c).....................        151,937
     14,800   Altera Corp.(c)...............        389,425
     14,700   Analog Devices, Inc.(c).......        752,456
     12,300   Applied Materials, Inc.(c)....        469,706
      3,900   Broadcom Corp. -- Class
                A(a)(c).....................        327,600
    171,700   Intel Corp. ..................      5,161,731
     24,000   JDS Uniphase Corp.(a)(c)......      1,000,500
      6,800   KLA-Tencor Corp.(a)(c)........        229,075
      7,200   LSI Logic Corp.(a)(c).........        123,048
     14,600   Micron Technology, Inc. ......        518,300
      6,300   National Semiconductor
                Corp.(c)....................        126,787
      4,700   Novellus System, Inc.(a)(c)...        168,906
     43,500   Texas Instruments, Inc. ......      2,060,812
      5,100   Xilinx, Inc.(c)...............        235,237
                                              -------------
                                                 11,715,520
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 3.11%
      1,700   Andrew Corp.(c)...............  $      36,975
     57,100   AT&T Corp. ...................        988,544
      6,700   Avaya, Inc.(c)................         69,094
     47,800   BellSouth Corp. ..............      1,956,812
     13,700   Global Crossing Ltd.(a)(c)....        196,081
     78,600   Nortel Networks Corp.(a)......      2,520,112
     42,400   Qwest Communications
                International(a)(c).........      1,738,400
     87,200   SBC Communications, Inc. .....      4,163,800
      6,100   Scientific-Atlanta, Inc. .....        198,631
      6,200   Tellabs, Inc.(c)..............        350,300
     69,700   Verizon Communications,
                Inc.........................      3,493,712
      4,600   Vitesse Semiconductor
                Corp.(c)....................        254,437
                                              -------------
                                                 15,966,898
                                              -------------
              TOOLS -- 0.02%
      1,900   Black & Decker Corp. .........         74,575
      1,300   Snap-on, Inc. ................         36,237
                                              -------------
                                                    110,812
                                              -------------
              TOYS -- 0.04%
      4,400   Hasbro, Inc. .................         46,750
     11,100   Mattel, Inc. .................        160,284
                                              -------------
                                                    207,034
                                              -------------
              TRANSPORTATION -- 0.10%
     10,700   Burlington Northern Santa Fe
                Corp. ......................        302,944
      2,600   CSX Corp. ....................         67,438
      8,300   Norfolk Southern Corp. .......        110,494
      2,100   Ryder System, Inc. ...........         34,912
                                              -------------
                                                    515,788
                                              -------------
              UTILITIES -- 1.95%
     11,700   AES Corp.(a)..................        647,887
      4,100   Ameren Corp. .................        189,881
      6,940   American Electric Power
                Company, Inc. ..............        322,710
      4,200   American Power Conversion
                Corp.(c)....................         51,975
      7,000   Calpine Corp.(c)..............        315,438
      4,000   CiNergy Corp. ................        140,500
      2,400   CMS Energy Corp. .............         76,050
      5,400   Consolidated Edison, Inc. ....        207,900
      3,600   Constellation Energy Group....        162,225
      3,700   DTE Energy Company............        144,069
      8,031   Dominion Resources, Inc. .....        538,077

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              UTILITIES (CONTINUED)
     15,300   Duke Energy Corp. ............  $   1,304,325
      6,600   El Paso Energy Corp. .........        472,725
      9,000   Entergy Corp. ................        380,813
     13,225   Exelon Corp. .................        928,527
      7,000   FirstEnergy Corp. ............        220,938
      5,900   FPL Group, Inc. ..............        423,325
      3,900   KeySpan Corp. ................        165,263
        500   Nicor, Inc. ..................         21,594
      8,200   Nisource, Inc. ...............        252,150
     15,700   PG & E Corp. .................        314,000
      3,900   PP & L Resources, Inc. .......        176,231
      1,000   Peoples Energy Corp. .........         44,750
      2,300   Pinnacle West Capital
                Corp. ......................        109,537
      4,000   Progress Energy, Inc.(a)
                (c).........................        196,750
      2,300   Progressive Corp. ............        238,337
      4,600   Public Service Enterprise
                Group, Inc. ................        223,675
     10,600   Reliant Energy, Inc. .........        459,112
      6,700   Sempra Energy.................        155,775
     15,400   Southern Company..............        512,050
      6,900   TXU Corp. ....................        305,756
      9,785   Xcel Energy, Inc. ............        284,376
                                              -------------
                                                  9,986,721
                                              -------------
              TOTAL COMMON STOCK (Cost
              $305,400,982).................    292,384,673
                                              -------------
              REGULATED INVESTMENT COMPANIES -- 1.45%
  2,755,895   Merrimac Cash Fund -- Premium
                Class (b)...................      2,755,895
  4,671,009   Provident Tempcash Fund(b)....      4,671,009
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $7,426,904)...      7,426,904
                                              -------------
 PRINCIPAL
 ---------
              CORPORATE BONDS AND NOTES -- 19.80%
              ADVERTISING -- 0.06%
$   300,000   Lamar Media Corp., 8.625%,
                09/15/07....................        300,750
                                              -------------
              AEROSPACE -- 0.38%
  2,000,000   Raytheon Company, 5.70%,
                11/01/03....................      1,959,484
                                              -------------
              AUTOMOTIVE -- 0.37%
  2,000,000   Ford Motor Company, 7.45%,
                07/16/31....................      1,881,200
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.47%
$   400,000   Sanluis Corp., 8.875%,
                03/18/08....................  $     389,012
  2,000,000   Visteon Corp., 7.95%,
                08/01/05....................      2,005,142
                                              -------------
                                                  2,394,154
                                              -------------
              BANKS -- 1.19%
  2,000,000   Bank of America, 7.80%,
                02/15/10....................      2,081,574
    250,000   Cho Hung Bank -- 144A, 11.50%,
                04/01/10....................        242,500
    250,000   Hanvit Bank, 11.75%,
                03/01/10....................        243,750
  3,500,000   Wachovia Corp., 6.70%,
                06/21/04....................      3,531,035
                                              -------------
                                                  6,098,859
                                              -------------
              BROKERAGE -- 0.41%
  2,000,000   Goldman Sachs Group, Inc.,
                7.80%, 01/28/10.............      2,103,236
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.91%
  3,500,000   Sun Microsystems, Inc., 7.50%,
                08/15/06....................      3,607,726
  1,000,000   Sun Microsystems, Inc., 7.65%,
                08/15/09....................      1,042,562
                                              -------------
                                                  4,650,288
                                              -------------
              CONSTRUCTION -- 0.11%
    600,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................        540,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.35%
    750,000   Scotts Company, 8.625%,
                01/15/09....................        727,500
  1,000,000   Unilever Capital, 7.125%,
                11/01/10 (ADR)..............      1,047,619
                                              -------------
                                                  1,775,119
                                              -------------
              FINANCE -- 4.24%
  2,000,000   Citigroup, Inc., 7.25%,
                10/01/10....................      2,060,742
  4,000,000   Distribution Financial
                Services Floorplan, Series
                00-1A, Floating Rate,
                6.88%(+), 04/15/05..........      4,001,572
  2,000,000   First Chicago Master Trust,
                Series 96-Q, Floating Rate,
                6.84%(+), 04/15/03..........      2,001,440
  2,000,000   General Motors Acceptance
                Corp., Floating Rate,
                7.75%(+), 01/19/10..........      2,060,860
  2,000,000   MBNA Corp., 6.963%, 09/12/02..      1,996,074
    700,000   MBNA Corp., 6.7075%,
                07/15/05....................        699,853

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 3,491,799   Medallion Trust, Floating
                Rate, 6.5088%(+),
                07/12/31....................  $   3,491,799
  2,000,000   Newcourt Credit Group, 7.125%,
                12/17/03....................      2,006,890
  3,396,598   Washington Mutual, Inc.,
                Series 00-A1, Floating Rate,
                6.94%(+), 06/25/24..........      3,389,941
                                              -------------
                                                 21,709,171
                                              -------------
              FOOD AND BEVERAGE -- 0.20%
  1,000,000   ConAgra, Inc., 7.50%,
                09/15/05....................      1,045,013
                                              -------------
              INDUSTRIAL -- 0.09%
    500,000   HMH Properties, 7.875%,
                08/01/08....................        480,000
                                              -------------
              LEISURE AND RECREATION -- 0.62%
    500,000   Anchor Gaming, 9.875%,
                10/15/08....................        513,750
    350,000   Circus Circus, 9.25%,
                12/01/05(a).................        341,250
    350,000   Harrah's Operating Company,
                Inc., 7.875%, 12/15/05......        348,250
    350,000   Hollywood Park, Inc., 9.25%,
                02/15/07....................        353,500
    500,000   ITT Corp., 6.75%, 11/15/05....        485,834
    625,000   MGM Grand, Inc., 9.75%,
                06/01/07....................        653,125
    500,000   Park Place Entertainment
                Corp., 7.875%, 12/15/05.....        490,000
                                              -------------
                                                  3,185,709
                                              -------------
              MANUFACTURING -- 0.11%
    600,000   American Standard, Inc.,
                7.375%, 02/01/08............        564,000
                                              -------------
              MEDIA -- 1.53%
    500,000   Adelphia Communications Corp.,
                10.875%, 10/01/10...........        482,500
    300,000   Cablevision SA, 13.75%,
                04/30/07....................        223,500
  2,000,000   Clear Channel Communications,
                Inc., 7.25%, 09/15/03.......      2,025,598
    600,000   CSC Holdings, Inc., 8.125%,
                07/15/09....................        611,279
    300,000   Multicanal SA, 13.125%,
                04/15/09....................        237,000
    350,000   Sinclair Broadcast Group,
                9.00%, 07/15/07(a)..........        320,250

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDIA (CONTINUED)
$ 3,500,000   Walt Disney Company, 6.75%,
                03/30/06....................  $   3,605,210
    350,000   Young Broadcasting, Inc.,
                8.75%, 06/15/07.............        317,188
                                              -------------
                                                  7,822,525
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.28%
    500,000   Healthsouth Corp., 10.75%,
                10/01/08....................        525,035
    350,000   Tenet Healthcare Corp., 9.25%,
                09/01/10....................        380,187
    500,000   The Healthcare Company, 8.75%,
                09/01/10(a).................        527,981
                                              -------------
                                                  1,433,203
                                              -------------
              OIL & GAS -- 1.90%
  1,000,000   Alberta Energy Company Ltd.,
                7.65%, 09/15/10.............      1,051,445
    500,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05............        514,375
  1,300,000   Coastal Corp., 7.75%,
                06/15/10....................      1,370,763
  3,000,000   Enron Corp., 6.625%,
                11/15/05....................      3,009,306
    500,000   Gulf Canada Resources Ltd.,
                9.25%, 01/15/04.............        503,750
    350,000   Pemex Project, 9.125%,
                10/13/10....................        348,250
  2,000,000   Phillips Petroleum, 8.75%,
                05/25/10....................      2,284,310
    625,000   R&B Falcon Corp., 9.50%,
                12/15/08....................        681,250
                                              -------------
                                                  9,763,449
                                              -------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.56%
  4,000,000   BA Credit Card Master Trust,
                Series 1998-A, Class A,
                Floating Rate, 6.73%(+),
                04/15/05....................      4,004,600
  4,000,000   Fleet Credit Card Master
                Trust, Series 96-E, Floating
                Rate, 6.81%(+), 05/15/04....      4,002,920
                                              -------------
                                                  8,007,520
                                              -------------
              PRIVATE ASSET BACKED: FINANCE -- 1.25%
  4,424,073   Chase Funding Mortgage Loan,
                6.87%, 10/25/30.............      4,421,622
  2,000,000   L.A. Arena Funding, LLC,
                7.656%, 12/15/21............      2,000,000
                                              -------------
                                                  6,421,622
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE -- 0.75%
$ 3,854,074   ABSC Long Beach Home Equity
                Loan Trust, Series 2000-LB1,
                Class AV, Floating Rate,
                6.93%(+), 08/21/30..........  $   3,856,340
                                              -------------
              RETAIL -- 0.43%
  2,000,000   Wal-Mart Stores, Inc., 7.55%,
                02/15/30....................      2,219,308
                                              -------------
              SPECIAL PURPOSE ENTITY -- 0.91%
  3,500,000   Duke Capital Corp., 7.50%,
                10/01/09(a).................      3,654,689
  1,000,000   Osprey Trust, 7.797%,
                01/15/03....................      1,011,855
                                              -------------
                                                  4,666,544
                                              -------------
              TELECOMMUNICATIONS -- 0.93%
  2,000,000   AT&T Corp., 6.50%, 03/15/29...      1,599,700
    600,000   Global Crossing Holding Ltd.,
                9.50%, 11/15/09.............        567,000
    350,000   Globo Communicacoes, 10.50%,
                12/20/06....................        315,653
    400,000   Innova S De R.L., 12.875%,
                04/01/07....................        352,000
    500,000   Insight Midwest, 10.50%,
                11/01/05....................        518,750
    350,000   KPN/Qwest BV, 8.125%,
                06/01/09....................        308,000
    500,000   McLeodUSA, Inc., 9.25%,
                07/15/07....................        457,500
    200,000   Nuevo Grupo Iusacell SA,
                14.25%, 12/01/06............        197,500
    200,000   Philippine Long Distance
                Telephone, 10.50%,
                04/15/09....................        168,750
    150,000   PTC International Finance,
                11.25%, 12/01/09............        142,500
    170,000   Slovak Wireless SA, 11.25%,
                03/30/07....................        148,542
                                              -------------
                                                  4,775,895
                                              -------------
              UTILITIES -- 0.75%
    625,000   AES Corp., 9.50%, 06/01/09....        646,875
    600,000   Calpine Corp., 8.75%,
                07/15/07....................        577,337
    500,000   CMS Energy Corp., 9.875%,
                10/15/07....................        520,866
  2,000,000   Dominion Resources Inc.,
                7.625%, 07/15/05............      2,086,080
                                              -------------
                                                  3,831,158
                                              -------------
              TOTAL CORPORATES BOND AND
              NOTES (Cost $100,112,442).....    101,484,547
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              FOREIGN GOVERNMENT BONDS AND NOTES -- 2.30%
$   750,000   Federative Republic of Brazil,
                11.00%, 08/17/40............  $     610,500
    660,000   Federative Republic of Brazil,
                7.375%, 04/15/06............        616,622
  1,231,409   Federative Republic of Brazil,
                Floating Rate, 8.00%(+),
                04/15/14....................        949,724
    250,000   Kingdom of Morocco Tranche A,
                Floating Rate, 7.563%(+),
                01/01/09....................        216,250
    900,000   Republic of Argentina,
                Floating Rate, 7.625%(+),
                03/31/05....................        820,749
    500,000   Republic of Argentina, 11.75%,
                04/07/09....................        465,000
    750,000   Republic of Argentina, 11.75%,
                06/15/15....................        678,750
  2,300,000   Republic of Austria, 3.40%,
                10/20/04....................      2,055,701
    250,000   Republic of Bulgaria, Series
                A, 3.00%, 07/28/12..........        184,968
  2,100,000   Republic of France OAT, 5.50%,
                10/25/07....................      2,052,414
    250,000   Republic of Panama, 10.75%,
                05/15/20....................        246,250
    100,000   Republic of Philippines,
                9.875%, 01/15/19............         80,250
    666,700   Republic of Venezuela,
                Floating Rate, 7.375%(+),
                12/18/07....................        534,645
    250,000   Russia Federation, 11.75%,
                06/10/03....................        232,532
    750,000   Russia Federation, 10.00%,
                06/26/07....................        543,753
    500,000   Russia Federation, 12.75%,
                06/24/28....................        416,250
  1,120,000   Russia Federation, 2.50%,
                03/31/30....................        418,600
    400,000   United Mexican States, 9.875%,
                02/01/10....................        429,200
    250,000   United Mexican States, Series
                A, 6.25%, 12/31/19..........        226,250
                                              -------------
              TOTAL FOREIGN GOVERNMENT BONDS
              AND NOTES (Cost
              $11,617,220)..................     11,778,408
                                              -------------
              US GOVERNMENT SECURITIES -- 13.48%
              US TREASURY BONDS -- 4.98%
 10,110,000   6.25%, 08/15/23(a)............     10,933,601
 13,590,000   6.125%, 11/15/27(a)...........     14,627,216
                                              -------------
                                                 25,560,817
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT SECURITIES (CONTINUED)
              US TREASURY NOTES -- 8.50%
$14,200,000   5.50%, 02/28/03(a)............  $  14,301,388
  7,120,000   7.50%, 02/15/05(a)............      7,743,655
 20,100,000   5.625%, 05/15/08(a)...........     20,646,137
    840,000   5.75%, 08/15/10(a)............        880,359
                                              -------------
                                                 43,571,539
                                              -------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $66,598,065)............     69,132,356
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 12.67%
              FANNIE MAE -- 9.16%
  2,200,000   7.00%, 07/15/05...............      2,308,849
  4,460,000   6.625%, 11/15/10..............      4,675,926
  2,230,000   6.625%, 11/15/30..............      2,344,814
  6,564,815   PL#511775, 6.00%, 09/01/29....      6,350,572
  3,000,000   Series 2000-40, Class F,
                Floating Rate, 7.1475%(+),
                12/25/22....................      3,011,991
  8,000,000   TBA, 6.50%, 01/01/31..........      7,885,000
 15,700,000   TBA, 7.00%, 01/01/31..........     15,709,813
  2,350,000   TBA, 6.00%, 01/01/16..........      2,317,688
  2,350,000   TBA, 7.00%, 01/01/16..........      2,373,500
                                              -------------
                                                 46,978,153
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
              3.51%
  6,925,328   PL#780743, 8.00%, 12/15/26....      7,095,359
  3,125,236   PL#2689, 6.50%, 12/20/28......      3,079,889
  7,700,000   TBA, 7.50%, 01/15/31..........      7,825,125
                                              -------------
                                                 18,000,373
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $63,902,483)..................     64,978,526
                                              -------------
              TIME DEPOSITS -- 7.78%
  4,671,009   American Express Centurion
                Bank, 6.69%, 01/09/01(b)....      4,671,009
 10,314,406   Bank of America, 6.64%,
                01/16/01(b).................     10,314,406
    934,202   Bank of Montreal, 6.56%,
                01/05/01(b).................        934,202
  1,401,303   Bank of Nova Scotia, 6.67%,
                01/05/01(b).................      1,401,303
  7,473,614   Bank of Nova Scotia, 6.63%,
                01/19/01(b).................      7,473,614
  5,138,110   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b)..........      5,138,110
  1,418,404   BNP Paribas, 6.69%,
                01/11/01(b).................      1,418,404

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              TIME DEPOSITS (CONTINUED)
$   136,829   Fleet National Bank, 6.85%,
                01/02/01(b).................  $     136,829
  2,335,504   Royal Bank of Scotland, 6.56%,
                01/02/01(b).................      2,335,504
  1,868,404   Royal Bank of Scotland, 6.65%,
                01/08/01(b).................      1,868,404
  1,868,404   Toronto Dominion Bank, 6.81%,
                01/03/01(b).................      1,868,404
  2,335,504   Toronto Dominion Bank, 6.72%,
                01/04/01(b).................      2,335,504
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $39,895,693)..................     39,895,693
                                              -------------
              SHORT TERM CORPORATE NOTES -- 6.77%
  2,335,504   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b).......      2,335,504
  2,000,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b).................      2,000,000
  1,335,504   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b).................      1,335,504
  1,868,402   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b).................      1,868,402
 15,834,186   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b).................     15,834,186
  5,837,529   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b).......      5,837,529
  5,500,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b).................      5,500,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $34,711,125)......     34,711,125
                                              -------------
              TOTAL SECURITIES (Cost
              $629,664,914).................    621,792,232
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENT -- 1.15%
$ 5,895,884   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $5,899,277 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 7.849%, due
                12/01/22, with a value of
                $6,190,740) (Cost
                $5,895,884)                   $   5,895,884
                                              -------------
              Total Investments -- 122.43%
              (Cost $635,560,798)...........    627,688,116
              Liabilities less other
              assets -- (22.43)%............   (115,012,634)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 512,675,482
                                              =============


The aggregate cost of securities for federal income tax
purposes at December 31, 2000 is $637,148,992.
    Gross unrealized appreciation..........  $ 33,749,058
    Gross unrealized depreciation..........   (49,105,818)
                                             ------------
    Net unrealized depreciation............  $(15,356,760)
                                             ============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
(ADR) American Depository Receipt.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 93.44%
              AEROSPACE -- 3.51%
    207,000   Boeing Company...............  $   13,662,000
    236,400   Goodrich (B.F.) Company......       8,599,050
    138,500   Northrop Grumman Corp. ......      11,495,500
    100,000   Raytheon Company -- Class
                B(a).......................       3,106,250
    110,000   Textron, Inc. ...............       5,115,000
    150,000   United Technologies Corp. ...      11,793,750
                                             --------------
                                                 53,771,550
                                             --------------
              APPAREL -- 0.76%
     39,100   TJX Companies, Inc. .........       1,085,025
    293,100   V.F. Corp. ..................      10,621,944
                                             --------------
                                                 11,706,969
                                             --------------
              AUTOMOBILES -- 1.31%
    718,404   Ford Motor Company...........      16,837,594
     64,963   General Motors Corp. ........       3,309,053
                                             --------------
                                                 20,146,647
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.96%
    314,400   Dana Corp. ..................       4,814,250
    339,300   Genuine Parts Company........       8,885,419
     82,671   Visteon Corp. ...............         950,716
                                             --------------
                                                 14,650,385
                                             --------------
              BANKS -- 9.11%
    506,100   Bank of America Corp. .......      23,217,338
     90,000   Bank of New York Company,
                Inc. ......................       4,966,875
    441,000   Bank One Corp. ..............      16,151,625
    119,050   Chase Manhattan Corp. .......       5,409,334
     80,000   FleetBoston Financial
                Corp. .....................       3,005,000
    111,700   J.P. Morgan & Company........      18,486,350
    502,100   KeyCorp......................      14,058,800
     80,000   Mellon Financial Corp. ......       3,935,000
    507,800   National City Corp. .........      14,599,250
    386,900   Regions Financial Corp. .....      10,567,206
    314,000   Summit Bancorp...............      11,990,875
    234,200   Wells Fargo & Company........      13,042,013
                                             --------------
                                                139,429,666
                                             --------------
              CHEMICALS -- 3.03%
     13,600   Air Products & Chemicals,
                Inc. ......................         557,600
    140,000   Cabot Corp. .................       3,692,500
          1   Cabot Microelectronics
                Corp.(c)...................              52
    337,200   Dow Chemical Company(a)......      12,349,950
     80,000   du Pont (E.I.) de Nemours....       3,865,000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CHEMICALS (CONTINUED)
    186,600   Eastman Chemical Company.....  $    9,096,750
     79,500   FMC Corp.(c).................       5,699,156
    138,000   Lubrizol Corp. ..............       3,553,500
    141,400   Union Carbide Corp. .........       7,609,087
                                             --------------
                                                 46,423,595
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.59%
     12,000   Compaq Computer Corp. .......         180,600
     68,000   Hewlett-Packard Company......       2,146,250
    100,000   Pitney Bowes, Inc. ..........       3,312,500
    127,800   Tech Data Corp.(c)...........       3,456,594
                                             --------------
                                                  9,095,944
                                             --------------
              CONSTRUCTION -- 0.37%
    151,300   Centex Corp. ................       5,683,206
                                             --------------
              CONSUMER GOODS AND SERVICES -- 4.17%
    220,000   Avon Products, Inc.(a).......      10,532,500
    115,000   Colgate-Palmolive Company....       7,423,250
    370,000   General Electric Company.....      17,736,875
    105,000   Kimberly-Clark Corp. ........       7,422,450
    362,200   Leggett & Platt, Inc. .......       6,859,163
    341,200   Newell Rubbermaid, Inc.(a)...       7,762,300
    128,900   Whirlpool Corp. .............       6,146,919
                                             --------------
                                                 63,883,457
                                             --------------
              ELECTRONICS -- 2.23%
    236,200   Arrow Electronics, Inc.(c)...       6,761,225
    223,600   Avnet, Inc. .................       4,807,400
     70,000   Eaton Corp. .................       5,263,125
    140,000   Emerson Electric Company.....      11,033,750
     80,000   Rockwell International
                Corp. .....................       3,810,000
    147,600   Thomas & Betts Corp. ........       2,389,275
                                             --------------
                                                 34,064,775
                                             --------------
              FINANCIAL SERVICES -- 6.70%
    681,600   Citigroup, Inc. .............      34,804,200
    364,700   Fannie Mae...................      31,637,725
    150,800   MBIA, Inc. ..................      11,178,050
     74,400   Morgan Stanley Dean Witter &
                Company....................       5,896,200
    360,100   Washington Mutual, Inc.(a)...      19,107,806
                                             --------------
                                                102,623,981
                                             --------------
              FOOD & BEVERAGES -- 3.00%
    100,000   Anheuser-Busch Companies,
                Inc. ......................       4,550,000
    105,000   Coca-Cola Company............       6,398,438
    483,100   ConAgra Foods, Inc. .........      12,560,600

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD & BEVERAGES (CONTINUED)
    270,300   IBP, Inc. ...................  $    7,230,525
    165,000   Pepsico, Inc. ...............       8,177,812
    543,200   Tyson Foods, Inc. -- Class
                A..........................       6,925,800
                                             --------------
                                                 45,843,175
                                             --------------
              INSURANCE -- 6.60%
     88,800   Aetna, Inc.(c)...............       3,646,350
    130,000   Allstate Corp. ..............       5,663,125
    207,300   American General Corp. ......      16,894,950
    160,750   American International Group,
                Inc. ......................      15,843,922
    230,400   Chubb Corp. .................      19,929,600
     80,000   CIGNA Corp. .................      10,584,000
    130,000   Lincoln National Corp. ......       6,150,625
     55,000   Marsh & McLennan Companies,
                Inc. ......................       6,435,000
    288,800   St. Paul Companies, Inc. ....      15,685,450
      5,000   Torchmark Corp. .............         192,187
                                             --------------
                                                101,025,209
                                             --------------
              LEISURE AND RECREATION -- 0.16%
     82,800   The Walt Disney Company......       2,396,025
                                             --------------
              MACHINERY -- 1.44%
    140,000   Caterpillar, Inc. ...........       6,623,750
    140,000   Deere & Company..............       6,413,750
    215,000   Ingersoll-Rand Company.......       9,003,125
                                             --------------
                                                 22,040,625
                                             --------------
              MANUFACTURING -- 2.28%
    143,300   American Standard Companies,
                Inc.(c)....................       7,066,481
    130,000   Honeywell International,
                Inc. ......................       6,150,625
    123,900   Minnesota Mining &
                Manufacturing Company......      14,929,950
    228,300   Owens-Illinois, Inc.(c)......       1,298,456
    250,950   Sonoco Products Company......       5,426,794
                                             --------------
                                                 34,872,306
                                             --------------
              MEDICAL PRODUCTS -- 1.85%
    100,000   Baxter International,
                Inc. ......................       8,831,250
    185,400   Johnson & Johnson............      19,478,588
                                             --------------
                                                 28,309,838
                                             --------------
              OIL AND GAS -- 13.63%
    138,100   Amerada Hess Corp.(a)........      10,089,931
    100,000   Baker Hughes, Inc. ..........       4,156,250

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    100,000   BP Amoco PLC (ADR)...........  $    4,787,500
    140,000   Burlington Resources,
                Inc. ......................       7,070,000
    244,900   Chevron Corp. ...............      20,678,744
    437,300   Conoco, Inc. -- Class A......      12,517,713
     90,000   Diamond Offshore Drilling,
                Inc.(a)....................       3,600,000
    767,700   Exxon-Mobil Corp. ...........      66,741,919
     85,000   Halliburton Company..........       3,081,250
     90,000   Kerr-McGee Corp.(a)..........       6,024,375
    416,000   Occidental Petroleum
                Corp. .....................      10,088,000
    285,700   Phillips Petroleum Company...      16,249,187
     85,000   Royal Dutch Petroleum
                Company....................       5,147,812
     40,000   Schlumberger, Ltd............       3,197,500
    320,900   Texaco, Inc. ................      19,935,912
     90,000   Tidewater, Inc. .............       3,993,750
    293,100   Unocal Corp. ................      11,339,306
                                             --------------
                                                208,699,149
                                             --------------
              PAPER AND FOREST PRODUCTS -- 2.89%
     70,000   Bowater, Inc. ...............       3,946,250
    216,484   Georgia-Pacific Group........       6,738,065
    357,900   International Paper
                Company....................      14,606,794
    119,350   Temple-Inland, Inc. .........       6,400,144
    256,200   Westvaco Corp. ..............       7,477,837
    100,000   Weyerhaeuser Company.........       5,075,000
                                             --------------
                                                 44,244,090
                                             --------------
              PHARMACEUTICALS -- 4.47%
    155,000   Abbott Laboratories..........       7,507,813
    120,000   American Home Products
                Corp. .....................       7,626,000
    110,000   Bristol-Myers Squibb
                Company....................       8,133,125
     96,730   GlaxoSmithKline PLC
                (ADR)(a)(c)................       5,416,880
     60,000   Lilly (Eli) & Company........       5,583,750
    136,100   Merck & Company, Inc. .......      12,742,362
    210,000   Pfizer, Inc. ................       9,660,000
    100,000   Pharmacia Corp. .............       6,100,000
    100,000   Schering-Plough Corp. .......       5,675,000
                                             --------------
                                                 68,444,930
                                             --------------
              PUBLISHING -- 0.40%
    105,000   McGraw-Hill Companies........       6,155,625
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 1.19%
    135,000   Boston Properties, Inc. .....  $    5,872,500
    200,000   Equity Office Properties.....       6,525,000
    105,000   Equity Residential
                Properties.................       5,807,812
                                             --------------
                                                 18,205,312
                                             --------------
              RETAIL -- 1.37%
    239,900   Federated Department Stores,
                Inc.(c)....................       8,396,500
    346,500   May Department Stores
                Company....................      11,347,875
     34,900   Sears, Roebuck & Company.....       1,212,775
                                             --------------
                                                 20,957,150
                                             --------------
              RETAIL: SUPERMARKET -- 0.32%
    355,700   SUPERVALU, Inc. .............       4,935,338
                                             --------------
              RUBBER PRODUCTS -- 0.58%
193,100....   Cooper Tire & Rubber
              Company......................       2,051,688
294,400....   Goodyear Tire & Rubber
                Company....................       6,768,256
                                             --------------
                                                  8,819,944
                                             --------------
              TELECOMMUNICATIONS -- 4.43%
    425,500   AT & T Corp. ................       7,366,469
    258,000   BellSouth Corp. .............      10,561,875
    445,500   SBC Communications, Inc. ....      21,272,625
    100,000   Sprint Corp. (FON Group).....       2,031,250
    530,652   Verizon Communications,
                Inc. ......................      26,598,931
                                             --------------
                                                 67,831,150
                                             --------------
              TOBACCO -- 1.56%
    541,000   Philip Morris Companies,
                Inc. ......................      23,804,000
                                             --------------
              TOOLS -- 0.71%
    235,700   Cooper Industries, Inc. .....      10,827,469
                                             --------------
              TRANSPORTATION -- 1.93%
    310,100   Burlington Northern Santa Fe
                Corp. .....................       8,779,706
     77,100   CSX Corp. ...................       1,999,781
    529,900   Norfolk Southern Corp. ......       7,054,294
    229,400   Union Pacific Corp. .........      11,642,050
                                             --------------
                                                 29,475,831
                                             --------------
              UTILITIES: ELECTRIC -- 9.23%
    225,900   Allegheny Energy, Inc. ......      10,885,556
    236,300   Ameren Corp. ................      10,943,644
    280,580   American Electric Power
                Company, Inc. .............      13,046,970
    325,700   CiNergy Corp. ...............      11,440,213

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
    277,600   Consolidated Edison,
                Inc.(a)....................  $   10,687,600
    105,000   Dominion Resources, Inc. ....       7,035,000
    140,000   Duke Energy Corp. ...........      11,935,000
    160,000   Entergy Corp. ...............       6,770,000
    100,000   Exelon Corp. ................       7,021,000
    357,800   FirstEnergy Corp. ...........      11,293,063
    377,500   PG&E Corp. ..................       7,550,000
    217,100   Puget Sound Energy, Inc. ....       6,038,094
329,400....   Southern Company.............      10,952,550
    305,800   Wisconsin Energy Corp. ......       6,899,612
    299,925   Xcel Energy, Inc.(a).........       8,716,570
                                             --------------
                                                141,214,872
                                             --------------
              UTILITIES: NATURAL
                GAS -- 2.66%
    195,000   El Paso Energy Corp.(a)......      13,966,875
    110,000   Enron Corp.(a)...............       9,143,750
    180,000   KeySpan Corp. ...............       7,627,500
    250,000   Williams Companies, Inc. ....       9,984,375
                                             --------------
                                                 40,722,500
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,201,727,933)..............   1,430,304,713
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.42%
  2,415,514   Merrimac Cash Fund -- Premium
                Class(b)...................       2,415,514
  4,094,091   Provident Tempcash Fund(b)...       4,094,091
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $6,509,605)..................       6,509,605
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 4.02%
$ 2,300,000   Avaya, Inc., 7.65%,
                01/12/01...................       2,293,646
    900,000   Avaya, Inc., 8.05%,
                01/12/01...................         897,384
  2,829,000   Barclays US Funding Corp.,
                6.56%, 01/08/01............       2,824,360
 12,600,000   Country Wide Home Loans,
                6.60%, 01/02/01............      12,593,070
  5,000,000   Deere & Company, 6.55%,
                01/18/01...................       4,982,715
 18,225,000   Dominion Resources, Inc.,
                7.35%, 01/04/01............      18,206,395
  3,100,000   Phillip Morris Companies,
                Inc., 6.70%, 01/08/01......       3,094,808
  3,575,000   Sears Roebuck Acceptance
                Company, 7.50%, 01/12/01...       3,565,318

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              COMMERCIAL PAPER (CONTINUED)
$ 7,300,000   Trident Capital Finance,
                Inc., 6.74%, 01/05/01......  $    7,291,800
  5,774,000   Windmill Funding Corp.,
                6.71%, 01/03/01............       5,769,695
                                             --------------
              TOTAL COMMERCIAL PAPER (Cost
              $61,519,191).................      61,519,191
                                             --------------
              TIME DEPOSITS -- 2.10%
  4,094,091   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...       4,094,091
  2,914,666   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...       2,914,666
  1,888,896   Bank of America, 6.64%,
                01/16/01(b)................       1,888,896
    818,818   Bank of Montreal, 6.56%,
                01/05/01(b)................         818,818
  4,503,500   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b).........       4,503,500
    137,636   BNP Paribas, 6.69%,
                01/11/01(b)................         137,636
  2,663,936   Fleet National Bank, 6.85%,
                01/02/01(b)................       2,663,936
  2,047,045   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       2,047,045
  1,637,636   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       1,637,636
  1,228,227   Royal Bank of Nova Scotia,
                6.67%, 01/05/01(b).........       1,228,227
  6,550,545   Royal Bank of Nova Scotia,
                6.63%, 01/19/01(b).........       6,550,545
  1,637,636   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       1,637,636
  2,047,045   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       2,047,045
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $32,169,677).................      32,169,677
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.17%
  2,047,047   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       2,047,047
  6,150,000   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b)................       6,150,000
  1,137,048   Branch Banking & Trust,
                Floating Rate, 6.67%(+),
                11/20/01(b)................       1,137,048
  1,926,446   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       1,926,446

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 5,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................  $    5,000,000
 10,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.86%(+), 01/02/01(b)......      10,000,000
  1,961,884   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......       1,961,884
  5,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................       5,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $33,222,425).....      33,222,425
                                             --------------
              TOTAL SECURITIES (Cost
              $1,335,148,831)..............   1,563,725,611
                                             --------------
              REPURCHASE AGREEMENTS --2.44%
 12,329,371   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $12,336,468 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 8.60%, due
                08/01/23, with a value of
                $1,175,824 and Fannie Mae
                Adjustable Rate Mortgage,
                7.89%, due 03/01/30, with a
                value of $11,770,030)......      12,329,371
 25,000,000   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $25,014,389 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 8.12%, due
                10/01/26, with a value of
                $7,937,267 and Residential
                Funding Mortgage Security,
                7.40%, due 11/25/29, with a
                value of $18,312,947)......      25,000,000
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $37,329,371)...........      37,329,371
                                             --------------
              Total Investments -- 104.59%
              (Cost $1,372,478,202)........   1,601,054,982
              Liabilities less other
              assets -- (4.59)%............     (70,294,958)
                                             --------------
              NET ASSETS -- 100.00%........  $1,530,760,024
                                             ==============

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000


The aggregate cost of securities for federal income tax
purposes at December 31, 2000 is $1,339,132,065.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $280,624,659
    Gross unrealized depreciation..........   (56,031,113)
                                             ------------
    Net unrealized appreciation............  $224,593,546
                                             ============

---------------
(a)  All or part of this security is on loan
(b)  Collateral for securities on loan
(c)  Non-income producing security
(+) This interest rate is subject to change monthly based on the London
    Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
(ADR) American Depository Receipt

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.08%
              ADVERTISING -- 0.53%
     74,400   Omnicom Group, Inc. .........  $    6,165,900
                                             --------------
              AIRLINES -- 0.09%
     30,200   Southwest Airlines, Inc. ....       1,012,606
                                             --------------
              AUTOMOBILES -- 0.35%
    177,600   General Motors Corp..........       4,084,800
                                             --------------
              BANKS -- 4.81%
     89,400   Bank of New York Company,
                Inc. ......................       4,933,762
     22,800   Comerica, Inc. ..............       1,353,750
    299,250   Fifth Third Bancorp..........      17,880,188
    318,200   Firstar Corp.(a).............       7,398,150
     58,500   Northern Trust Corp. ........       4,771,406
     37,300   State Street Corp. ..........       4,633,033
    291,200   Washington Mutual, Inc.(a)...      15,451,800
                                             --------------
                                                 56,422,089
                                             --------------
              BROADCAST SERVICES -- 0.64%
    550,600   AT&T Corp. -- Liberty Media
                Group -- Class A(c)........       7,467,512
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 0.98%
    140,100   QUALCOMM, Inc.(c)............      11,514,469
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.93%
     98,100   Comverse Technology,
                Inc.(c)....................      10,656,112
    417,900   EMC Corp.(c).................      27,790,350
    118,100   Network Appliance Corp.(c)...       7,580,544
                                             --------------
                                                 46,027,006
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 14.42%
    119,400   Adobe Systems, Inc. .........       6,947,587
    215,000   America Online, Inc.(c)......       7,482,000
    144,700   BEA Systems, Inc.(a)(c)......       9,740,119
    123,212   Brocade Communications
                Systems, Inc.(c)...........      11,312,402
    916,100   Cisco Systems, Inc.(c).......      35,040,825
    140,300   Electronic Arts,
                Inc.(a)(c).................       5,980,287
    169,100   Electronic Data Systems
                Corp. .....................       9,765,525
    139,800   I2 Technologies,
                Inc.(a)(c).................       7,601,625
     44,900   Juniper Networks, Inc.(c)....       5,660,206
    412,000   Microsoft Corp.(c)...........      17,870,500
    379,600   Oracle Corp.(c)..............      11,032,125
    199,800   Siebel Systems, Inc.(c)......      13,511,475
    315,000   Sun Microsystems, Inc.(c)....       8,780,625

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     87,800   VeriSign, Inc.(a)(c).........  $    6,513,663
    134,450   VERITAS Software
                Corp.(a)(c)................      11,764,375
                                             --------------
                                                169,003,339
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.49%
    223,100   Avon Products, Inc. .........      10,680,912
  1,330,200   General Electric Company.....      63,766,463
    202,100   Paychex, Inc. ...............       9,827,113
    136,000   Ralston Purina Group.........       3,553,000
                                             --------------
                                                 87,827,488
                                             --------------
              FINANCIAL SERVICES -- 11.19%
    328,400   American Express Company.....      18,041,475
    111,900   Capital One Financial
                Corp. .....................       7,364,419
    703,600   Citigroup, Inc. .............      35,927,575
    198,300   Fannie Mae...................      17,202,525
    347,000   MBNA Corp. ..................      12,817,312
    174,200   Merrill Lynch & Company,
                Inc. ......................      11,878,263
    172,900   Morgan Stanley Dean Witter &
                Company....................      13,702,325
    500,750   Schwab (Charles) Corp. ......      14,208,781
                                             --------------
                                                131,142,675
                                             --------------
              FOOD AND BEVERAGE -- 4.53%
    196,100   Anheuser-Busch Companies,
                Inc. ......................       8,922,550
    301,900   Pepsico, Inc. ...............      14,962,919
    152,000   Quaker Oats Company..........      14,801,000
    478,600   Sysco Corp. .................      14,358,000
                                             --------------
                                                 53,044,469
                                             --------------
              INSURANCE -- 4.18%
     55,000   Ace Limited..................       2,334,062
    384,450   American International Group,
                Inc. ......................      37,892,353
     66,700   CIGNA Corp. .................       8,824,410
                                             --------------
                                                 49,050,825
                                             --------------
              LEISURE & RECREATION -- 0.31%
    126,500   The Walt Disney Company......       3,660,594
                                             --------------
              MANUFACTURING -- 5.52%
    107,500   Corning, Inc. ...............       5,677,344
  1,063,300   Tyco International Ltd. .....      59,013,150
                                             --------------
                                                 64,690,494
                                             --------------
              MEDIA -- 1.99%
     48,100   Time Warner, Inc. ...........       2,512,744
    446,300   Viacom, Inc. -- Class B(c)...      20,864,525
                                             --------------
                                                 23,377,269
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 1.76%
     12,800   Medtronic, Inc. .............  $      772,800
    322,600   UnitedHealth Group, Inc. ....      19,799,575
                                             --------------
                                                 20,572,375
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.95%
    217,700   Johnson & Johnson............      22,872,106
                                             --------------
              OIL AND GAS -- 6.13%
    114,100   Anadarko Petroleum Corp. ....       8,110,228
    171,300   Apache Corp.(a)..............      12,001,706
    258,400   Baker Hughes, Inc. ..........      10,739,750
    293,500   Exxon-Mobil Corp. ...........      25,516,156
     95,400   R&B Falcon Corp.(c)..........       2,188,238
     50,800   Royal Dutch Petroleum
                Company....................       3,076,575
     28,200   Schlumberger, Ltd. ..........       2,254,237
    173,600   Transocean Sedco Forex,
                Inc.(a)....................       7,985,600
                                             --------------
                                                 71,872,490
                                             --------------
              PHARMACEUTICALS -- 12.46%
    174,700   Allergan, Inc. ..............      16,913,144
    317,800   American Home Products
                Corp. .....................      20,196,190
     68,600   Cardinal Health, Inc. .......       6,834,275
    130,800   Lilly (Eli) & Company........      12,172,575
    287,500   Merck & Company, Inc. .......      26,917,188
    670,200   Pfizer, Inc. ................      30,829,200
    240,500   Pharmacia Corp. .............      14,670,500
    308,600   Schering-Plough Corp. .......      17,513,050
                                             --------------
                                                146,046,122
                                             --------------
              RESEARCH AND DEVELOPMENT -- 1.19%
     38,800   Amgen, Inc.(c)...............       2,480,775
    140,800   Genentech, Inc.(c)...........      11,475,200
                                             --------------
                                                 13,955,975
                                             --------------
              RETAIL -- 4.08%
    168,000   Estee Lauder Companies,
                Inc. -- Class A(a).........       7,360,500
    194,500   RadioShack Corp. ............       8,327,031
    377,700   Wal-Mart Stores, Inc. .......      20,065,313
    289,700   Walgreen Company.............      12,113,081
                                             --------------
                                                 47,865,925
                                             --------------
              SCIENTIFIC EQUIPMENT -- 1.09%
    135,200   Applera Corp. -- Applied
                Biosystems Group...........      12,717,250
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 1.59%
    269,500   Linear Technology Corp. .....  $   12,464,375
     79,200   PMC -- Sierra, Inc.(a)(c)....       6,227,100
                                             --------------
                                                 18,691,475
                                             --------------
              TELECOMMUNICATIONS -- 2.66%
    182,500   EchoStar Communications
                Corp. -- Class A(a)(c).....       4,151,875
    209,700   Nextel Communications,
                Inc. -- Class A(c).........       5,190,075
    112,600   Qwest Communications
                International, Inc.(c).....       4,616,600
    222,300   SBC Communications, Inc. ....      10,614,825
    321,500   Sprint Corp. (PCS
                Group)(a)(c)...............       6,570,656
                                             --------------
                                                 31,144,031
                                             --------------
              UTILITIES: ELECTRIC -- 0.34%
     38,000   Entergy Corp. ...............       1,607,875
     33,500   FPL Group, Inc. .............       2,403,625
                                             --------------
                                                  4,011,500
                                             --------------
              UTILITIES: NATURAL
                GAS -- 3.87%
    377,800   Enron Corp. .................      31,404,625
    194,100   El Paso Energy Corp.(a)......      13,902,412
                                             --------------
                                                 45,307,037
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,042,105,269)..............   1,149,547,821
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.53%
  1,691,413   Merrimac Cash Fund -- Premium
                Class(b)...................       1,691,413
  4,561,717   Provident Tempcash Fund(b)...       4,561,717
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $6,253,130)..................       6,253,130
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 2.96%
$ 4,561,717   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...       4,561,717
    748,322   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...         748,322
  5,884,651   Bank of America, 6.64%,
                01/16/01(b)................       5,884,651
    912,343   Bank of Montreal, 6.56%,
                01/05/01(b)................         912,343
  1,368,515   Bank of Nova Scotia, 6.67%,
                01/05/01(b)................       1,368,515
  7,298,747   Bank of Nova Scotia, 6.63%,
                01/19/01(b)................       7,298,747

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$   574,687   BNP Paribas, 6.69%,
                01/11/01(b)................  $      574,687
    128,536   Fleet National Bank, 6.85%,
                01/02/01(b)................         128,536
  5,017,889   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b).........       5,017,889
  2,280,859   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       2,280,859
  1,824,687   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       1,824,687
  1,824,687   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       1,824,687
  2,280,859   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       2,280,859
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $34,706,499).................      34,706,499
                                             --------------
              SHORT TERM CORPORATE NOTES -- 3.34%
  2,780,859   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       2,780,859
 14,500,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b)................      14,500,000
  2,000,000   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b)................       2,000,000
  4,280,855   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)................       4,280,855
  2,139,167   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       2,139,167
  9,000,207   J.P. Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................       9,000,207
  2,453,588   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......       2,453,588
  2,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................       2,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $39,154,676).....      39,154,676
                                             --------------
              TOTAL SECURITIES (Cost
              $1,122,219,574)..............   1,229,662,126
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENT -- 1.65%
$19,362,898   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $19,374,042,
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 8.061%, due
                10/01/23, with a value
                $6,419,513, and Government
                National Mortgage
                Association Adjustable Rate
                Mortgage, 7.375%, due
                06/20/23, with a value of
                $13,911,908) (Cost
                $19,362,898)...............  $   19,362,898
                                             --------------
              Total Investments -- 106.56%
              (Cost $1,141,582,472)........   1,249,025,024
              Liabilities less other
              assets -- (6.56)%............     (76,931,054)
                                             --------------
              NET ASSETS -- 100.00%........  $1,172,093,970
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2000 is $1,126,680,561.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $195,330,767
    Gross unrealized depreciation..........   (92,349,202)
                                             ------------
    Net unrealized appreciation............  $102,981,565
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London
    Interbank Offered Rate ("LIBOR"). The rate shown was the rate in effect at December 31, 2000.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.18%
              AEROSPACE AND DEFENSE -- 2.70%
    237,644   Boeing Company...............  $   15,684,504
    223,590   General Dynamics Corp........      17,440,020
                                             --------------
                                                 33,124,524
                                             --------------
              AIRLINES -- 1.11%
    406,499   Southwest Airlines, Inc......      13,629,911
                                             --------------
              BANKS -- 0.61%
    165,119   Chase Manhattan Corp.(a).....       7,502,595
                                             --------------
              BROADCAST SERVICES -- 1.51%
     81,688   AT&T Liberty Media
                Group -- Class A(c)........       1,107,893
    341,905   Clear Channel Communications,
                Inc.(c)....................      16,561,023
     31,384   Infinity Broadcasting
                Corp. -- Class A(a)(c).....         876,790
                                             --------------
                                                 18,545,706
                                             --------------
              BUSINESS SERVICES -- 1.05%
    204,066   Automatic Data Processing,
                Inc........................      12,919,929
                                             --------------
              COMMUNICATION EQUIPMENT -- 0.47%
     16,671   Ciena Corp.(a)...............       1,356,603
     55,636   Sycamore Networks, Inc.(c)...       2,072,441
    104,800   TyCom, Ltd.(c)...............       2,344,900
                                             --------------
                                                  5,773,944
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 5.08%
    148,601   Compaq Computer Corp.........       2,236,445
    244,692   Dell Computer Corp.(a)(c)....       4,266,817
    467,971   EMC Corp.(c).................      31,120,071
    118,700   Hewlett-Packard Company......       3,746,469
     93,254   International Business
                Machines Corp.(a)..........       7,926,590
    465,100   Sun Microsystems, Inc.(c)....      12,964,663
                                             --------------
                                                 62,261,055
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 12.83%
    171,008   Adobe Systems, Inc...........       9,950,528
    295,604   America Online, Inc.(c)......      10,287,019
     26,268   BEA Systems, Inc.............       1,768,165
     67,000   Check Point Software
                Technologies Ltd.(a)(c)....       8,948,688
  1,202,700   Cisco Systems, Inc.(c).......      46,003,275
     75,783   I2 Technologies,
                Inc.(a)(c).................       4,120,701
     49,979   Juniper Networks, Inc.(c)....       6,300,478

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    709,355   Microsoft Corp.(c)...........  $   30,856,943
    553,003   Oracle Corp.(c)..............      16,071,650
    129,801   Siebel Systems, Inc.(c)......       8,794,018
    126,219   VERITAS Software Corp.(a)....      11,044,162
     42,016   VeriSign, Inc.(c)............       3,117,062
                                             --------------
                                                157,262,689
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.97%
     98,300   Avon Products, Inc.(a).......       4,706,112
    143,300   Colgate-Palmolive Company....       9,250,015
    267,200   Fedex Corp...................      10,677,312
  1,523,885   General Electric Company.....      73,051,237
                                             --------------
                                                 97,684,676
                                             --------------
              ELECTRONICS -- 0.23%
     99,457   Flextronics International
                Ltd.(c)....................       2,834,524
                                             --------------
              FINANCE -- 5.74%
     23,292   American Express Company.....       1,279,604
    423,419   Citigroup, Inc...............      21,620,833
     56,701   Countrywide Credit
                Industries, Inc............       2,849,225
    101,614   Goldman Sachs Group, Inc.....      10,866,347
    179,277   Lehman Brothers Holding,
                Inc........................      12,123,607
    279,912   Merrill Lynch & Company,
                Inc........................      19,086,500
     43,297   Providian Financial Corp.....       2,489,578
                                             --------------
                                                 70,315,694
                                             --------------
              FOOD AND BEVERAGE -- 4.03%
    597,181   Anheuser-Busch Companies,
                Inc........................      27,171,735
    196,647   Coca-Cola Company............      11,983,177
    113,199   Coors (Adolph)
                Company -- Class B.........       9,091,295
     23,084   Pepsico, Inc.................       1,144,101
                                             --------------
                                                 49,390,308
                                             --------------
              INSURANCE -- 1.57%
    159,700   American International Group,
                Inc........................      15,740,431
     30,300   Marsh & McLennan Companies,
                Inc........................       3,545,100
                                             --------------
                                                 19,285,531
                                             --------------
              LEISURE AND RECREATION -- 0.84%
    161,113   Four Seasons Hotels,
                Inc.(a)....................      10,250,815
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 2.82%
    159,700   Corning, Inc.................  $    8,434,156
     11,852   Newport Corp.(c).............         931,679
    455,000   Tyco International, Ltd......      25,252,500
                                             --------------
                                                 34,618,335
                                             --------------
              MEDIA -- 1.23%
     31,840   Gemstar -- TV Guide
                International, Inc.(c).....       1,476,580
     44,695   Metro-Goldwyn-Mayer,
                Inc.(a)(c).................         729,087
    198,228   Time Warner, Inc.(a).........      10,355,431
     47,288   USA Networks, Inc............         919,161
     34,549   Viacom, Inc. -- Class B(c)...       1,615,166
                                             --------------
                                                 15,095,425
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.80%
     57,287   Healthcare Company...........       2,521,201
     58,444   Johnson & Johnson............       6,140,273
     14,768   Laboratory Corp. of America
                Holdings(c)................       2,599,168
     17,164   Medtronic, Inc...............       1,036,277
     19,465   Quest Diagnostics, Inc.(c)...       2,764,030
    335,566   Tenet Healthcare Corp........      14,911,714
     58,180   UnitedHealth Group, Inc......       3,570,798
      7,100   Wellpoint Health
                Networks(c)................         818,275
                                             --------------
                                                 34,361,736
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.04%
     81,935   Baxter International, Inc....       7,235,885
     88,472   Cytyc Corp.(c)...............       5,535,029
                                             --------------
                                                 12,770,914
                                             --------------
              OIL AND GAS -- 1.09%
     26,410   BJ Services Company(c).......       1,818,989
     92,110   Global Marine, Inc.(c).......       2,613,621
     72,243   Nabors Industries, Inc.......       4,273,173
     58,000   Schlumberger, Ltd............       4,636,375
                                             --------------
                                                 13,342,158
                                             --------------
              PHARMACEUTICALS -- 14.92%
     64,367   ALZA Corp.(c)................       2,735,597
     54,000   Bristol-Myers Squibb
                Company....................       3,992,625
     39,044   Forest Laboratories, Inc.....       5,187,971
    155,600   Glaxo SmithKline
                PLC(ADR)(a)................       8,713,600
      7,542   IDEC Pharmaceuticals
                Corp.(a)(c)................       1,429,680

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
    149,000   Lilly (Eli) & Company........  $   13,866,312
    107,189   MedImmune, Inc.(a)...........       5,111,575
    320,274   Merck & Company, Inc.........      29,985,653
    115,500   Millennium Pharmaceuticals,
                Inc.(c)....................       7,146,562
  1,672,777   Pfizer, Inc..................      76,947,742
    351,559   Pharmacia Corp...............      21,445,099
    111,400   Schering-Plough Corp.........       6,321,950
                                             --------------
                                                182,884,366
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.59%
    220,082   Equity Office Properties.....       7,180,175
                                             --------------
              RESEARCH AND DEVELOPMENT -- 3.98%
    461,989   Amgen, Inc.(c)...............      29,538,422
    122,014   Genentech, Inc.(c)...........       9,944,141
    135,154   Human Genome Sciences,
                Inc.(a)(c).................       9,367,862
                                             --------------
                                                 48,850,425
                                             --------------
              RETAIL -- 8.98%
    294,520   Costco Wholesale Corp........      11,762,392
    626,962   Home Depot, Inc..............      28,644,326
    207,600   Nike, Inc. -- Class B........      11,586,675
     41,439   RadioShack Corp..............       1,774,107
    151,139   Safeway, Inc.................       9,446,188
    237,980   Target Corp..................       7,674,855
    330,733   Tiffany & Company............      10,459,431
    448,178   Wal-Mart Stores, Inc.........      23,809,456
    118,700   Walgreen Company.............       4,963,144
                                             --------------
                                                110,120,574
                                             --------------
              SCIENTIFIC EQUIPMENT -- 2.07%
    155,453   Applera Corp.................      14,622,298
     27,663   PerkinElmer, Inc.............       2,904,615
     94,419   Waters Corp.(c)..............       7,883,987
                                             --------------
                                                 25,410,900
                                             --------------
              SEMICONDUCTORS -- 3.49%
    999,540   Intel Corp...................      30,236,085
     70,000   Maxim Integrated Products,
                Inc.(c)....................       3,346,875
     28,700   PMC-Sierra, Inc.(a)(c).......       2,256,537
     46,700   SDL, Inc.(a)(c)..............       6,920,356
                                             --------------
                                                 42,759,853
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 7.43%
    250,000   Nextel Communications,
                Inc. -- Class A(a)(c)......  $    6,187,500
    723,795   Nokia Corp.(ADR).............      31,485,083
    117,100   Nortel Networks Corp.(a).....       3,754,519
    221,322   QUALCOMM, Inc.(c)............      18,189,902
    329,000   Qwest Communications
                International, Inc.(c).....      13,489,000
     90,000   SBC Communications, Inc......       4,297,500
    200,000   Vodafone AirTouch
                PLC(ADR)(a)................       7,162,500
    462,000   WorldCom, Inc. (c)...........       6,468,000
                                             --------------
                                                 91,034,004
                                             --------------
              UTILITIES: ELECTRIC -- 0.65%
    177,800   Calpine Corp.(a).............       8,012,112
                                             --------------
              UTILITIES: NATURAL GAS -- 1.35%
    198,851   Enron Corp...................      16,529,489
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,185,282,571)..............   1,203,752,367
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.68%
  3,733,377   Merrimac Cash Fund -- Premium
                Class(b)...................       3,733,377
  4,632,844   Provident Tempcash Fund(b)...       4,632,844
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $8,366,221)..................       8,366,221
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 3.78%
$ 3,532,842   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...       3,532,842
  3,365,099   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...       3,365,099
  4,582,864   Bank of America, 6.64%,
                01/16/01(b)................       4,582,864
    926,571   Bank of Montreal, 6.56%,
                01/05/01(b)................         926,571
  1,389,854   Bank of Nova Scotia, 6.67%,
                01/05/01(b)................       1,389,854
  4,812,548   Bank of Nova Scotia, 6.63%,
                01/19/01(b)................       4,812,548
  5,096,126   Bayerishce HypoVereinsbank,
                6.63%, 02/01/01(b).........       5,096,126
  7,153,140   BNP Paribas, 6.69%,
                01/11/01(b)................       7,153,140
  7,140,518   Fleet National Bank, 6.85%,
                01/02/01(b)................       7,140,518

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 2,316,419   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........  $    2,316,419
  1,853,136   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       1,853,136
  1,853,138   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       1,853,138
  2,316,421   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       2,316,421
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $46,338,676).................      46,338,676
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.17%
  2,316,420   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       2,316,420
  1,532,700   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b)................       1,532,700
  3,721,089   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)................       3,721,089
  4,066,063   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       4,066,063
  4,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................       4,000,000
  4,022,264   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......       4,022,264
  7,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................       7,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $26,658,536).....      26,658,536
                                             --------------
              TOTAL SECURITIES (Cost
              $1,266,646,004)..............   1,285,115,800
                                             --------------
              REPURCHASE AGREEMENTS -- 2.97%
  4,168,216   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $4,170,615 (Collateralized
                by Fannie Mae, 7.50%, due
                02/01/10, with a value of
                $4,376,868)................       4,168,216
 10,267,077   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $10,272,986 (Collateralized
                by Fannie Mae, 7.50%, due
                03/01/15, with a value of
                $10,781,312)...............      10,267,077

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$21,990,927   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $22,003,584 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 8.237%, due
                03/01/27, with a value of
                $8,786,347 and Government
                National Mortgage
                Association Adjustable Rate
                Mortgage, 7.375%, due
                01/20/24, with a value of
                $14,304,712)...............  $   21,990,927
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $36,426,220)...........      36,426,220
                                             --------------
              Total Investments -- 107.78%
              (Cost $1,303,072,224)........   1,321,542,020
              Liabilities less other
              assets -- (7.78)%............     (95,450,026)
                                             --------------
              NET ASSETS -- 100.00%........  $1,226,091,994
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $1,282,906,692.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 133,470,393
    Gross unrealized depreciation.........   (131,261,285)
                                            -------------
    Net unrealized appreciation...........  $   2,209,108
                                            =============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was in effect at December
     31, 2000.
(ADR) American Depository Receipts.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.66%
              ADVERTISING -- 0.13%
     42,900   Lamar Advertising
                Company(c).................  $    1,655,674
                                             --------------
              AEROSPACE -- 0.37%
    219,900   AAR Corp. ...................       2,776,237
    122,300   Innovative Solutions and
                Support, Inc.(c)...........       2,142,158
                                             --------------
                                                  4,918,395
                                             --------------
              AGRICULTURE -- 0.28%
    177,100   Delta and Pine Land
                Company....................       3,708,031
                                             --------------
              BANKS -- 5.79%
    103,400   Astoria Financial Corp. .....       5,615,912
    151,976   Banner Corp. ................       2,317,634
    258,828   Charter One Financials,
                Inc. ......................       7,473,658
    143,800   Cullen/Frost Bankers,
                Inc. ......................       6,012,637
    790,000   Hibernia Corporation -- Class
                A(a).......................      10,072,500
    536,811   Hudson United Bancorp........      11,239,480
     37,400   Investors Financial Services
                Corp. .....................       3,216,400
    313,992   National Commerce
                Bancorporation.............       7,771,302
    325,000   Peoples Bank.................       8,409,375
    116,000   Southwest Bancorporation of
                Texas, Inc.(c).............       4,980,750
    159,940   Sterling Financial
                Corp.(c)...................       1,939,273
     73,304   Summit Bancorp...............       2,799,297
    141,800   Washington Federal, Inc. ....       4,032,438
                                             --------------
                                                 75,880,656
                                             --------------
              BIOTECHNOLOGY -- 0.07%
     56,300   Lexicon Genetics, Inc.(c)....         935,988
                                             --------------
              BUSINESS SERVICES -- 2.28%
    206,200   ABM Industries, Inc. ........       6,314,875
    332,900   AHL Services, Inc.(a)(c).....       3,349,806
     52,850   DiamondCluster International,
                Inc. -- Class A(a)(c)......       1,611,925
    398,933   Encompass Service Corp.(c)...       2,019,598
    145,700   Hall, Kinion & Associates,
                Inc.(c)....................       2,932,212
    171,900   Manpower, Inc. ..............       6,532,200
    133,400   On Assignment, Inc.(c).......       3,801,900
      5,650   Resources Connection,
                Inc.(a)(c).................         107,350

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
    100,000   Reynolds & Reynolds
                Company -- Class A.........  $    2,025,000
     60,000   Volt Information Sciences,
                Inc.(c)....................       1,245,000
                                             --------------
                                                 29,939,866
                                             --------------
              CHEMICALS -- 0.20%
     64,700   Cytec Industries, Inc.(c)....       2,583,956
                                             --------------
              COMMERCIAL SERVICES -- 1.58%
    156,600   Central Parking Corp.(a).....       3,132,000
    187,800   F.Y.I., Inc.(c)..............       6,925,125
     99,500   MemberWorks, Inc.(c).........       2,114,375
    151,000   National Processing,
                Inc.(c)....................       2,567,000
    166,261   NOVA Corp.(c)................       3,314,829
    616,000   Student Advantage, Inc.(c)...       2,618,000
                                             --------------
                                                 20,671,329
                                             --------------
              COMMUNICATIONS -- 3.50%
    182,200   Adelphia Communications
                Corp. -- Class A(a)(c).....       9,406,075
     82,000   American Tower Corp. -- Class
                A(a).......................       3,105,750
    657,300   Emmis Communications Corp. --
                Class A(a)(c)..............      18,856,294
    256,200   Insight Communications
                Company, Inc.(c)...........       6,020,700
    218,000   LodgeNet Entertainment
                Corp.(c)...................       3,842,250
     22,200   SafeNet, Inc.(c).............       1,043,400
    247,397   Saga Communications, Inc. --
                Class A(c).................       3,680,030
                                             --------------
                                                 45,954,499
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 2.23%
     61,900   Anaren Microwave, Inc.(c)....       4,158,906
     78,050   California Amplifier,
                Inc.(c)....................         721,962
     52,800   Comdial Corp.(c).............          54,453
    178,400   DMC Stratex Networks,
                Inc.(c)....................       2,676,000
    166,700   Integrated Telecom Express,
                Inc.(c)....................         797,043
    184,700   Inter-Tel, Inc. .............       1,419,881
    175,500   Peco II, Inc.(c).............       4,541,063
     86,700   Powerwave Technologies,
                Inc.(c)....................       5,071,950
     77,900   SBA Communications Corp.(c)..       3,198,769
    231,200   Spectrasite Holdings,
                Inc.(a)(c).................       3,063,400

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS EQUIPMENT (CONTINUED)
     54,800   Stanford Microdevices,
                Inc.(a)(c).................  $    1,972,800
    158,300   SymmetriCom, Inc.(c).........       1,543,425
                                             --------------
                                                 29,219,652
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.26%
    268,500   Concurrent Computer
                Corp.(c)...................       1,443,187
     78,000   Silicon Storage Technology,
                Inc.(a)(c).................         921,375
    160,800   T/R Systems, Inc.(a)(c)......       1,025,100
                                             --------------
                                                  3,389,662
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 8.34%
    131,700   Advent Software, Inc.(c).....       5,276,231
    384,300   Alloy Online, Inc.(a)(c).....       2,954,306
    583,600   American Management Systems,
                Inc.(c)....................      11,562,575
    114,100   Avocent Corp.(a)(c)..........       3,080,700
     78,500   CACI International,
                Inc.(a)(c).................       1,806,725
    172,200   C-Bridge Internet Solutions,
                Inc.(a)(c).................         672,665
     88,300   Eclipsys Corp.(a)(c).........       2,163,350
    240,950   InterCept Group, Inc.(c).....       6,430,353
    242,270   Iron Mountain, Inc.(c).......       8,994,274
     59,600   MCSi, Inc.(c)................       1,273,950
    261,400   MedicaLogic/Medscape,
                Inc.(c)....................         604,488
    111,800   Moldflow Corp.(c)............       2,557,425
    171,200   Multex.com, Inc.(c)..........       2,268,400
     57,825   Netegrity, Inc.(c)...........       3,144,234
    788,700   Parametric Technology
                Corp.(c)...................      10,598,156
    124,400   Pegasus Solutions, Inc.(c)...         863,025
    125,300   Peregrine Systems,
                Inc.(a)(c).................       2,474,675
    167,600   Pinnacle Holdings, Inc.(c)...       1,518,875
    171,900   Project Software &
                Development, Inc.(c).......       1,845,243
    135,100   RSA Security, Inc.(c)........       7,143,413
     72,100   RadiSys Corp.(a)(c)..........       1,865,588
    437,300   Rational Software
                Corp.(a)(c)................      17,027,369
    141,024   SeaChange International,
                Inc.(c)....................       2,864,550
    100,000   Synopsys, Inc.(a)(c).........       4,743,750
    204,000   Take-Two Interactive
                Software, Inc.(c)..........       2,346,000
    206,100   Titan Corp.(c)...............       3,349,125
                                             --------------
                                                109,429,445
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.11%
    105,400   Chemed Corp. ................  $    3,544,075
    253,500   Michael Baker Corp.(c).......       1,964,625
     91,800   Shaw Group, Inc.(c)..........       4,590,000
    271,200   U.S. Aggregates, Inc. .......       2,084,850
    208,275   Watsco, Inc. ................       2,399,328
                                             --------------
                                                 14,582,878
                                             --------------
              CONSUMER GOODS AND SERVICES -- 0.30%
    287,500   Helen of Troy Ltd.(c)........       1,401,563
     90,650   1-800-CONTACTS, INC.(c)......       2,594,856
                                             --------------
                                                  3,996,419
                                             --------------
              EDUCATION -- 2.00%
    108,100   Bright Horizons Family
                Solutions, Inc.(c).........       2,824,112
    118,500   Career Education Corp.(c)....       4,636,312
    134,700   Childrens Comprehensive
                Services, Inc.(c)..........         336,750
     37,800   Education Management
                Corp.(c)...................       1,351,350
    471,765   ITT Educational Services,
                Inc.(c)....................      10,378,830
    268,700   Western Resources, Inc. .....       6,667,119
                                             --------------
                                                 26,194,473
                                             --------------
              ELECTRONICS -- 3.73%
     60,850   ACT Manufacturing,
                Inc.(a)(c).................         958,387
     30,500   Artesyn Technologies,
                Inc.(c)....................         484,187
    222,900   Integrated Circuit Systems,
                Inc.(a)(c).................       3,691,781
    580,000   Integrated Silicon Solution,
                Inc.(c)....................       8,337,500
     99,800   Interlink Electronics,
                Inc.(a)(c).................       1,266,212
    121,500   Littelfuse, Inc.(c)..........       3,477,938
     72,575   Merix Corp.(c)...............         970,691
     44,900   Nanometrics, Inc.(c).........         620,181
    183,000   Power Integrations,
                Inc.(c)....................       2,104,500
    210,000   Rogers Corp. ................       8,623,125
     46,600   Sawtek, Inc.(c)..............       2,152,338
    309,300   Sensormatic Electronics
                Corp. .....................       6,205,331
     98,350   Signal Technology Corp.(c)...         983,500
    450,000   Thomas & Betts Corp. ........       7,284,375
    114,100   Universal Electronics,
                Inc.(c)....................       1,761,419
                                             --------------
                                                 48,921,465
                                             --------------
              ENGINEERING -- 0.25%
    221,200   URS Corp.(c).................       3,248,875
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.60%
    454,320   Allied Waste Industries,
                Inc.(c)....................  $    6,616,035
    199,700   Capital Environmental
                Resource, Inc.(c)..........         486,769
    384,200   Casella Waste Systems,
                Inc. -- Class A(c).........       3,337,737
    151,500   Republic Services, Inc.(c)...       2,603,906
    191,600   Waste Connections, Inc.(c)...       6,334,775
    261,500   Waste Industries, Inc.(c)....       1,569,000
                                             --------------
                                                 20,948,222
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.71%
    218,800   Aaron Rents, Inc. -- Class
                B..........................       3,076,875
     31,700   Amplicon, Inc. ..............         317,000
    152,700   Electro Rent Corp.(c)........       2,156,887
     79,000   XTRA Corp. ..................       3,792,000
                                             --------------
                                                  9,342,762
                                             --------------
              FINANCE -- 1.31%
    438,290   Allied Capital Corp.(a)......       9,149,304
    127,300   Metris Companies, Inc. ......       3,349,581
    133,100   NCO Group, Inc.(c)...........       4,042,913
    107,200   Net.B@nk, Inc.(a)(c).........         703,500
                                             --------------
                                                 17,245,298
                                             --------------
              FOOD AND BEVERAGE -- 0.49%
     70,700   Glacier Water Services,
                Inc.(a)(c).................         547,925
     68,500   Krispy Kreme Doughnuts,
                Inc.(a)(c).................       5,685,500
     19,800   Sylvan, Inc.(c)..............         180,675
                                             --------------
                                                  6,414,100
                                             --------------
              INSURANCE -- 0.82%
     38,600   National Western Life
                Insurance Company -- Class
                A(c).......................       3,978,213
    169,100   Penn Treaty American
                Corp.(a)(c)................       2,959,250
     38,900   The First American Corp. ....       1,278,837
     51,000   The MONY Group, Inc. ........       2,521,313
                                             --------------
                                                 10,737,613
                                             --------------
              LEISURE AND RECREATION -- 1.11%
    262,100   Argosy Gaming Company(c).....       5,029,044
    287,900   Isle of Capri Casinos,
                Inc.(c)....................       3,058,938
    136,500   Pinnacle Entertainment,
                Inc. ......................       1,842,750
    307,700   Station Casinos,
                Inc.(a)(c).................       4,596,269
                                             --------------
                                                 14,527,001
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MACHINERY -- 0.48%
    207,600   JLG Industries, Inc. ........  $    2,205,750
    375,700   McDermott International,
                Inc. ......................       4,038,775
                                             --------------
                                                  6,244,525
                                             --------------
              MANUFACTURING -- 2.64%
    123,400   Applied Films Corp.(a)(c)....       2,521,987
    551,300   C&D Technologies, Inc. ......      23,809,269
    214,800   Checkpoint Systems,
                Inc.(a)(c).................       1,597,575
    139,800   Lydall, Inc.(c)..............       1,214,513
     59,900   Newport Corp.(a).............       4,708,703
     33,400   Trex Company, Inc.(c)........         841,263
                                             --------------
                                                 34,693,310
                                             --------------
              MEDIA AND ENTERTAINMENT -- 3.28%
     50,700   Beasley Broadcast Group,
                Inc. -- Class A(c).........         421,444
    229,000   Citadel Communications
                Corp.(c)...................       2,748,000
    334,800   Classic Communications,
                Inc. -- Class A(c).........         732,375
    439,400   Cox Radio, Inc. -- Class
                A(c).......................       9,913,962
    359,200   Crown Media Holdings,
                Inc.(c)....................       7,296,250
    389,300   Entravision Communications
                Corp.(c)...................       7,153,387
     76,200   Granite Broadcasting
                Corp.(c)...................          76,200
    191,400   Martha Stewart Living
                Omnimedia, Inc. -- Class
                A(a)(c)....................       3,839,963
    257,500   Mediacom Communications
                Corp.(a)(c)................       4,425,781
     82,600   Pegasus Communications
                Corp. -- Class A(a)(c).....       2,126,950
    124,100   Radio Unica Corp.(c).........         465,375
    256,800   Salem Communications Corp. --
                Class A(a)(c)..............       3,835,950
                                             --------------
                                                 43,035,637
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 11.56%
     99,600   Accredo Health, Inc.(c)......       4,998,675
     55,000   Advance Paradigm, Inc.(c)....       2,502,500
     76,700   American Retirement
                Corp.(a)(c)................         233,935
     93,700   Genzyme Transgenics
                Corp.(c)...................       1,341,081
  1,464,800   HEALTHSOUTH Corp.(c).........      23,894,550
    337,000   Humana, Inc. ................       5,139,250
    650,000   IMS Health, Inc. ............      17,550,000
     79,400   Lifeline Systems, Inc.(c)....       1,002,425

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    290,000   Lincare Holdings, Inc.(c)....  $   16,548,125
    180,273   MedQuist, Inc.(a)(c).........       2,884,368
    260,040   Morrison Management
                Specialists, Inc. .........       9,077,996
     86,700   National Dentex Corp.(c).....       1,701,488
    312,200   OrthAlliance, Inc. -- Class
                A(a)(c)....................         839,038
    203,300   Orthodontic Centers of
                America, Inc.(c)...........       6,353,125
    257,700   Prime Medical Services,
                Inc.(c)....................       1,288,500
    129,600   Province Healthcare
                Company(a)(c)..............       5,103,000
    694,900   Quorum Health Group,
                Inc.(a)(c).................      10,944,675
     65,200   RehabCare Group, Inc.(c).....       3,349,650
    193,634   Renal Care Group, Inc.(c)....       5,309,812
    331,600   Res-Care, Inc.(c)............       1,492,200
    177,800   Triad Hospitals,
                Inc.(a)(c).................       5,789,613
    217,200   Universal Health Services,
                Inc. -- Class B(c).........      24,272,100
                                             --------------
                                                151,616,106
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.67%
    111,300   ArthroCare Corp.(a)(c).......       2,170,350
    150,100   Closure Medical Corp.(c).....       5,403,600
    107,200   Cytyc Corp.(c)...............       6,706,700
     30,700   Luminex Corp.(a)(c)..........         800,119
    104,700   Molecular Devices Corp.(c)...       7,165,406
    285,000   Owens & Minor, Inc.(a).......       5,058,750
     61,100   Varian Medical Systems,
                Inc. ......................       4,150,981
    100,300   Zoll Medical Corp.(a)(c).....       3,516,769
                                             --------------
                                                 34,972,675
                                             --------------
              METALS AND MINING -- 0.25%
    200,000   Massey Energy Company........       2,550,000
     58,600   Wolverine Tube, Inc.(c)......         702,614
                                             --------------
                                                  3,252,614
                                             --------------
              MOTOR VEHICLES -- 0.27%
     79,250   Oshkosh Truck Corp. .........       3,487,000
                                             --------------
              OIL AND GAS -- 6.87%
    267,200   Berry Petroleum Company......       3,573,800
    383,200   Chesapeake Energy Corp. .....       3,879,900
     82,600   Devon Energy Corp. ..........       5,036,122

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    307,900   Grant Prideco, Inc.(c).......  $    6,754,556
    183,400   Marine Drilling Companies,
                Inc.(c)....................       4,905,950
    198,700   Patterson Energy, Inc.(c)....       7,401,575
    310,000   Pioneer Natural Resources
                Company....................       6,103,125
     80,000   Pogo Producing Company.......       2,490,000
    210,000   Pride International,
                Inc.(c)....................       5,171,250
    206,900   Rowan Companies, Inc.(c).....       5,586,300
    108,200   Syntroleum Corp.(a)(c).......       1,839,400
    107,200   The Houston Exploration
                Company(c).................       4,087,000
    120,000   Tom Brown, Inc.(c)...........       3,945,000
    216,700   Tosco Corp. .................       7,354,256
    126,400   Unit Corp.(c)................       2,393,700
    300,000   UTI Energy Corp.(a)(c).......       9,862,500
    197,900   Valero Energy Corp.(a).......       7,359,406
    112,400   Vintage Petroleum, Inc. .....       2,416,600
                                             --------------
                                                 90,160,440
                                             --------------
              PHARMACEUTICALS -- 3.23%
     81,900   Alkermes, Inc.(a)(c).........       2,569,612
    324,600   Bergen Brunswig Corp. .......       5,138,418
    104,000   Bindley Western Industries,
                Inc. ......................       4,322,500
     93,700   Celgene Corp.(a)(c)..........       3,045,250
     55,100   Inhale Therapeutic Systems,
                Inc.(a)(c).................       2,782,550
    115,500   Medicis Pharmaceutical
                Corp. -- Class A(a)(c).....       6,828,938
     75,700   Noven Pharmaceuticals,
                Inc.(c)....................       2,829,288
     87,600   POZEN, Inc.(c)...............       1,598,700
    281,500   Priority Healthcare Corp. --
                Class B(c).................      11,488,719
    178,000   XOMA Ltd.(c).................       1,735,500
                                             --------------
                                                 42,339,475
                                             --------------
              PUBLISHING -- 0.88%
    171,000   Houghton Mifflin Company.....       7,930,125
    166,200   John Wiley & Sons, Inc. --
                Class A....................       3,573,300
                                             --------------
                                                 11,503,425
                                             --------------
              REAL ESTATE -- 0.26%
    157,700   The St. Joe Company..........       3,469,400
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 1.81%
     69,300   Alexandria Real Estate
                Equities, Inc. ............  $    2,577,094
    167,469   Chateau Communities, Inc. ...       5,097,338
    261,400   Equity Inns, Inc. ...........       1,617,413
    132,700   First Industrial Realty
                Trust, Inc. ...............       4,511,800
    110,400   Health Care Property
                Investors, Inc. ...........       3,298,200
     38,800   Redwood Trust, Inc. .........         688,700
     97,900   Sovran Self Storage, Inc. ...       1,945,763
    119,900   Sun Communities, Inc. .......       4,016,650
                                             --------------
                                                 23,752,958
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.87%
    154,000   Albany Molecular Research,
                Inc.(c)....................       9,490,250
     19,700   ArQule, Inc.(c)..............         630,400
     32,900   CuraGen Corp.(a)(c)..........         898,581
     29,900   Discovery Partners
                International(a)(c)........         362,537
                                             --------------
                                                 11,381,768
                                             --------------
              RESTAURANTS -- 2.90%
    208,000   Applebee's International,
                Inc. ......................       6,539,000
    157,800   Benihana, Inc. -- Class
                A(c).......................       1,794,975
    197,600   CEC Entertainment, Inc.(c)...       6,743,100
    131,700   Outback Steakhouse,
                Inc.(c)....................       3,407,738
    223,750   Rare Hospitality
                International, Inc.(c).....       4,992,422
    953,200   Ruby Tuesday, Inc. ..........      14,536,300
                                             --------------
                                                 38,013,535
                                             --------------
              RETAIL -- 4.41%
    143,000   Barnes & Noble, Inc.(c)......       3,789,500
     50,000   Bebe Stores, Inc.(c).........       1,068,750
    477,050   Consolidated Stores
                Corp.(c)...................       5,068,656
    121,425   Cost Plus, Inc.(c)...........       3,566,859
    133,000   Duane Reade, Inc.(a)(c)......       4,064,812
    188,200   Duckwall -- Alco Stores,
                Inc.(c)....................       1,105,675
    190,900   Fred's, Inc. ................       4,020,831
    113,300   Guitar Center, Inc.(c).......       1,288,787
    131,500   Hibbet Sporting Goods,
                Inc.(c)....................       4,734,000
    259,200   Hot Topic, Inc.(a)(c)........       4,260,600
    300,000   Ross Stores, Inc. ...........       5,062,500
    950,000   Saks, Inc.(c)................       9,500,000
    146,900   SCP Pool Corp.(c)............       4,416,181

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
    174,300   The Gymboree Corp.(c)........  $    2,418,412
    128,300   The Men's Wearhouse,
                Inc.(c)....................       3,496,175
                                             --------------
                                                 57,861,738
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.03%
    195,550   Optimal Robotics
                Corp.(a)(c)................       6,563,147
     79,600   Photon Dynamics,
                Inc.(a)(c).................       1,791,000
    152,200   Varian, Inc.(c)..............       5,155,775
                                             --------------
                                                 13,509,922
                                             --------------
              SEMICONDUCTORS -- 7.48%
     86,100   Actel Corp.(c)...............       2,082,544
    556,800   Alpha Industries,
                Inc.(a)(c).................      20,601,600
     60,400   AstroPower, Inc.(a)(c).......       1,895,050
    176,300   Asyst Technologies,
                Inc.(c)....................       2,369,031
    138,400   AXT, Inc.(c).................       4,575,850
     42,300   Brooks Automation, Inc.(c)...       1,187,044
    262,300   Cirrus Logic, Inc.(c)........       4,918,125
    342,400   Credence Systems Corp.(c)....       7,875,200
     83,000   Cree, Inc.(a)(c).............       2,949,098
    151,000   DuPont Photomasks,
                Inc.(a)(c).................       7,979,414
    514,000   Fairchild International,
                Inc. -- Class A(c).........       7,420,875
    144,300   LTX Corp.(c).................       1,869,132
    224,600   Oak Technology, Inc.(c)......       1,951,213
    187,600   Pericom Semiconductor
                Corp.(c)...................       3,470,600
    366,800   PLX Technology, Inc.(c)......       3,049,025
    151,700   Sage, Inc.(a)(c).............       2,237,575
     68,700   Supertex, Inc.(c)............       1,357,897
    138,000   TranSwitch Corp.(c)..........       5,399,250
     84,640   TriQuint Semiconductor,
                Inc.(c)....................       3,697,710
    129,800   Ultratech Stepper, Inc.(c)...       3,358,575
    329,700   Varian Semiconductor
                Equipment Associates,
                Inc.(c)....................       7,830,375
                                             --------------
                                                 98,075,183
                                             --------------
              STORAGE -- 0.28%
    158,700   Mobile Mini, Inc.(c).........       3,650,100
                                             --------------
              TELECOMMUNICATIONS -- 3.02%
    246,300   Boston Communications Group,
                Inc.(c)....................       6,865,612
     59,900   Centennial Communications
                Corp.(c)...................       1,123,125
     80,800   Commonwealth Telephone
                Enterprises, Inc.(c).......       2,828,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    373,750   Dobson Communications
                Corp. -- Class A(c)........  $    5,466,094
    114,600   Intermedia Communications,
                Inc.(a)(c).................         823,687
    287,100   Metro One Telecommunications,
                Inc.(c)....................       7,177,500
    120,300   NTELOS, Inc. ................       2,120,288
    227,530   Price Communications
                Corp.(c)...................       3,825,348
    149,500   Rural Cellular Corp. -- Class
                A(c).......................       4,428,938
    313,500   Somera Communications,
                Inc.(c)....................       2,723,531
    134,200   Stratos Lightwave,
                Inc.(a)(c).................       2,289,788
                                             --------------
                                                 39,671,911
                                             --------------
              TRANSPORT SERVICES -- 0.10%
      4,000   Petroleum Helicopters, Inc.
                (Voting)...................          51,938
     96,200   Petroleum Helicopters, Inc.
                (Non-Voting)...............       1,200,999
                                             --------------
                                                  1,252,937
                                             --------------
              TRANSPORTATION: FREIGHT -- 2.06%
    430,000   Airborne, Inc. ..............       4,192,500
    148,700   CNF Transportation,
                Inc.(a)....................       5,027,919
    167,000   EGL, Inc.(c).................       3,997,562
     33,700   Forward Air Corp.(c).........       1,257,431
    464,974   Fritz Companies, Inc.(c).....       2,818,905
    416,227   Pittston Brink's Group.......       8,272,512
     65,000   Sea Containers Ltd. .........       1,413,750
                                             --------------
                                                 26,980,579
                                             --------------
              UTILITIES: ELECTRIC -- 0.85%
850,000....   El Paso Electric Company.....      11,220,000
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,047,662,121)..............   1,254,591,497
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.84%
  4,084,489   Merrimac Cash Fund -- Premium
                Class(b)...................       4,084,489
  6,922,863   Provident Tempcash Fund(b)...       6,922,863
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $11,007,352).................      11,007,352
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS -- 5.00%
$ 6,922,863   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...  $    6,922,863
  3,355,145   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...       3,355,145
  8,642,300   Bank of America, 6.64%,
                01/16/01(b)................       8,642,300
  1,384,572   Bank of Montreal, 6.56%,
                01/05/01(b)................       1,384,572
  4,419,144   BNP Paribas, 6.69%,
                01/11/01(b)................       4,419,144
  6,365,414   Fleet National Bank, 6.85%,
                01/02/01(b)................       6,365,414
  7,615,149   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b).........       7,615,149
  2,076,859   Royal Bank of Nova Scotia,
                6.67%, 01/05/01(b).........       2,076,859
 12,326,581   Royal Bank of Nova Scotia,
                6.63%, 01/19/01(b).........      12,326,581
  3,461,432   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       3,461,432
  2,769,146   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       2,769,146
  2,769,146   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       2,769,146
  3,461,432   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       3,461,432
                                             --------------
              TOTAL TIME DEPOSIT (Cost
              $65,569,183).................      65,569,183
                                             --------------
              SHORT TERM CORPORATE NOTES -- 3.43%
  3,461,432   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       3,461,432
  6,000,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b)................       6,000,000
    200,000   Bear Stearns and Company,
                Inc., Floating Rate,
                6.95%(+), 04/20/01(b)......         200,000
  2,215,924   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)................       2,215,924
  1,920,663   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       1,920,663
  9,500,000   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................       9,500,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 6,206,934   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......  $    6,206,934
 15,500,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................      15,500,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $45,004,953).....      45,004,953
                                             --------------
              TOTAL SECURITIES (Cost
              $1,169,243,609)..............   1,376,172,985
                                             --------------
              REPURCHASE AGREEMENTS -- 6.23%
    519,724   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $520,023 (Collateralized by
                Freddie Mac Adjustable Rate
                Mortgage, 8.258%, due
                04/01/24, with a value of
                $545,757)..................         519,724
 17,211,886   With Investors Bank & Trust,
                dated 12/29/00, 5.10%, due
                01/02/01, repurchase
                proceeds at maturity,
                $17,221,639 (Collateralized
                by U.S. Treasury Notes,
                6.375%, due 08/15/02, with
                a value of $17,565,791)....      17,211,886
 17,335,992   With Investors Bank & Trust,
                dated 12/29/00, 5.10%, due
                01/02/01, repurchase
                proceeds at maturity,
                $17,345,815 (Collateralized
                by U.S. Treasury Notes,
                6.375%, due 08/15/02, with
                a value of $17,690,666)....      17,335,992
 21,811,291   With Investors Bank & Trust,
                dated 12/29/00, 5.10%, due
                01/02/01, repurchase
                proceeds at maturity
                $21,823,651 (Collateralized
                by U.S. Treasury Notes,
                6.375%, due 08/15/02, with
                a value of $22,248,614)....      21,811,291

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$24,882,643   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $24,896,965 (Collateralized
                by Freddie Mac, 6.90%, due
                07/15/21, with a value of
                $10,094,366 and Aurora Loan
                Services, 7.319%, due
                05/25/30, with a value of
                $16,032,410)...............  $   24,882,643
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $81,761,536)...........      81,761,536
                                             --------------
              Total Investments -- 111.16%
              (Cost $1,251,005,145)........   1,457,934,521
              Liabilities less other
              assets -- (11.16)%...........    (146,411,004)
                                             --------------
              NET ASSETS -- 100.00%........  $1,311,523,517
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $1,177,109,296.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation........  $ 343,859,716
    Gross unrealized depreciation........   (144,796,027)
                                           -------------
    Net unrealized appreciation..........  $ 199,063,689
                                           =============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was in effect at December
     31, 2000.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

       SHARES                                               VALUE
       ------                                            ------------
                        COMMON STOCK -- 98.89%
                        COMMUNICATIONS EQUIPMENT -- 6.04%
         255,000        Polycom, Inc.(c)...............  $  8,207,813
         310,000        Powerwave Technologies,
                          Inc.(c)......................    18,135,000
                                                         ------------
                                                           26,342,813
                                                         ------------
                        COMPUTERS AND OFFICE EQUIPMENT -- 3.04%
         135,000        Network Appliance Corp.(c).....     8,665,312
         163,840        Sun Microsystems, Inc.(c)......     4,567,040
                                                         ------------
                                                           13,232,352
                                                         ------------
                        COMPUTER SOFTWARE AND SERVICES -- 13.46%
         240,000        Acxiom Corp.(c)................     9,345,000
          82,000        Ariba, Inc.(c).................     4,397,250
         110,000        Check Point Software
                          Technologies Ltd.(a)(c)......    14,691,875
         155,000        Extreme Networks, Inc.(c)......     6,064,375
         145,000        NVIDIA Corp.(a)(c).............     4,751,012
         220,000        Rational Software
                          Corp.(a)(c)..................     8,566,250
         160,000        Siebel Systems, Inc.(a)(c).....    10,820,000
                                                         ------------
                                                           58,635,762
                                                         ------------
                        CONSTRUCTION SERVICES AND SUPPLIES -- 6.80%
         245,000        Dycom Industries, Inc.(a)(c)...     8,804,687
         208,500        Insituform Technologies,
                          Inc. -- Class A(c)...........     8,313,937
         250,000        Shaw Group, Inc.(c)............    12,500,000
                                                         ------------
                                                           29,618,624
                                                         ------------
                        CONSUMER GOODS AND SERVICES -- 2.20%
         200,000        General Electric Company.......     9,587,500
                                                         ------------
                        ELECTRONICS -- 1.76%
         100,000        Sanmina Corp.(c)...............     7,662,500
                                                         ------------
                        FINANCIAL SERVICES -- 3.04%
         125,000        American Express Company.......     6,867,188
         125,000        Citigroup, Inc. ...............     6,382,813
                                                         ------------
                                                           13,250,001
                                                         ------------
                        FOOD AND BEVERAGE -- 2.02%
         220,000        Pepsi Bottling Group, Inc. ....     8,786,250
                                                         ------------
                        INSURANCE -- 1.93%
          85,500        American International Group...     8,427,094
                                                         ------------
                        MANUFACTURING -- 2.91%
         240,000        Corning, Inc. .................    12,675,000
                                                         ------------
                        MEDIA -- 1.25%
         240,000        Charter Communications, Inc. --
                          Class A(a)(c)................     5,445,000
                                                         ------------

       SHARES                                               VALUE
       ------                                            ------------
                        COMMON STOCK (CONTINUED)
                        MEDICAL AND OTHER HEALTH SERVICES -- 1.47%
          45,000        Quest Diagnostics, Inc.(c).....  $  6,390,000
                                                         ------------
                        MEDICAL EQUIPMENT AND SUPPLIES -- 4.19%
         100,000        Affymetrix, Inc.(a)(c).........     7,443,750
         125,000        Invitrogen Corp.(c)............    10,796,875
                                                         ------------
                                                           18,240,625
                                                         ------------
                        OIL AND GAS -- 2.12%
         165,000        Dynegy, Inc. ..................     9,250,313
                                                         ------------
                        PHARMACEUTICALS -- 19.59%
         450,000        IVAX Corp......................    17,235,000
         415,000        King Pharmaceuticals,
                          Inc.(c)......................    21,450,312
         120,000        MedImmune, Inc.(a)(c)..........     5,722,500
         200,000        Noven Pharmaceuticals,
                          Inc.(c)......................     7,475,000
         230,000        Pfizer, Inc. ..................    10,580,000
         310,000        Priority Healthcare Corp. --
                          Class B(c)...................    12,651,875
         140,000        Teva Pharmaceutical Industries,
                          Ltd.(ADR)....................    10,255,000
                                                         ------------
                                                           85,369,687
                                                         ------------
                        RETAIL: SUPERMARKET -- 2.38%
         170,000        Whole Foods Market,
                          Inc.(a)(c)...................    10,391,250
                                                         ------------
                        SCIENTIFIC EQUIPMENT -- 6.08%
         279,800        Varian, Inc.(c)................     9,478,225
         204,000        Waters Corp.(c)................    17,034,000
                                                         ------------
                                                           26,512,225
                                                         ------------
                        SEMICONDUCTORS -- 6.16%
         250,000        Amkor Technology, Inc.(a)(c)...     3,878,900
          32,000        Broadcom Corp. -- Class
                          A(a)(c)......................     2,688,000
         150,000        International Rectifier
                          Corp.(a)(c)..................     4,500,000
         205,000        QLogic Corp.(a)(c).............    15,785,000
                                                         ------------
                                                           26,851,900
                                                         ------------
                        TELECOMMUNICATIONS -- 3.26%
         120,000        Amdocs Limited(c)..............     7,950,000
         160,000        Western Wireless Corp. -- Class
                          A(c).........................     6,270,000
                                                         ------------
                                                           14,220,000
                                                         ------------
                        UTILITIES: ELECTRIC -- 4.55%
         440,000        Calpine Corp.(a)(c)............    19,827,500
                                                         ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                               VALUE
       ------                                            ------------
                        COMMON STOCK (CONTINUED)
                        UTILITIES: NATURAL GAS -- 4.64%
          55,000        Enron Corp.....................  $  4,571,875
         300,000        Kinder Morgan, Inc.(a).........    15,656,250
                                                         ------------
                                                           20,228,125
                                                         ------------
                        TOTAL COMMON STOCK (Cost
                        $347,884,128)..................   430,944,521
                                                         ------------
                        REGULATED INVESTMENT COMPANIES -- 1.94%
       3,130,804        Merrimac Cash Fund -- Premium
                          Class(b).....................     3,130,804
       5,306,432        Provident Tempcash Fund(b).....     5,306,432
                                                         ------------
                        TOTAL REGULATED INVESTMENT
                        COMPANIES (Cost $8,437,236)....     8,437,236
                                                         ------------
   PRINCIPAL
   ---------
                        TIME DEPOSITS -- 10.90%
     $ 5,306,440        American Express Centurion
                          Bank, 6.69%, 01/09/01(b).....     5,306,440
       7,768,279        American Express Centurion
                          Bank, 6.63%, 01/18/01(b).....     7,768,279
       5,573,423        Bank of America, 6.64%,
                          01/16/01(b)..................     5,573,423
       1,061,287        Bank of Montreal, 6.56%,
                          01/05/01(b)..................     1,061,287
       1,591,928        Bank of Nova Scotia, 6.67%,
                          01/05/01(b)..................     1,591,928
       5,990,299        Bank of Nova Scotia, 6.63%,
                          01/19/01(b)..................     5,990,299
       5,837,079        Bayerische HypoVereinsbank,
                          6.63%, 02/01/01(b)...........     5,837,079
       3,372,572        BNP Paribas, 6.69%,
                          01/11/01(b)..................     3,372,572
       1,441,804        Fleet National Bank, 6.85%,
                          01/02/01(b)..................     1,441,804
       2,653,219        Royal Bank of Scotland, 6.56%,
                          01/02/01(b)..................     2,653,219
       2,122,574        Royal Bank of Scotland, 6.65%,
                          01/08/01(b)..................     2,122,574
       2,122,574        Toronto Dominion Bank, 6.81%,
                          01/03/01(b)..................     2,122,574
       2,653,217        Toronto Dominion Bank, 6.72%,
                          01/04/01(b)..................     2,653,217
                                                         ------------
                        TOTAL TIME DEPOSITS (Cost
                        $47,494,695)...................    47,494,695
                                                         ------------
                        SHORT TERM CORPORATE NOTES -- 8.55%
       2,153,219        American Express Centurion
                          Bank, Floating Rate,
                          6.75%(+), 10/05/01(b)........     2,153,219
      17,500,000        Bank of America, Floating Rate,
                          6.67%(+), 03/22/01(b)........    17,500,000

      PRINCIPAL                                             VALUE
      ---------                                          ------------
                        SHORT TERM CORPORATE NOTES (CONTINUED)
     $ 7,000,000        Bear Stearns & Company, Inc.,
                          Floating Rate, 6.95%(+),
                          04/20/01(b)..................  $  7,000,000
       3,382,800        Branch Banking & Trust,
                          Floating Rate, 6.66%(+),
                          11/20/01(b)..................     3,382,800
         466,216        First Union National Bank,
                          Floating Rate, 6.67%(+),
                          05/09/01(b)..................       466,216
         931,365        JP Morgan Securities, Inc.,
                          Floating Rate, 6.86%(+),
                          04/03/01(b)..................       931,365
         827,727        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          6.85%(+), 04/04/01(b)........       827,727
       5,000,000        Prudential Securities, Inc.,
                          Floating Rate, 7.03%(+),
                          09/06/01(b)..................     5,000,000
                                                         ------------
                        TOTAL SHORT TERM CORPORATE
                        NOTES (Cost $37,261,327).......    37,261,327
                                                         ------------
                        TOTAL SECURITIES (Cost
                        $441,077,386)..................   524,137,779
                                                         ------------
                        REPURCHASE AGREEMENT -- 2.06%
       8,981,704        With Investors Bank & Trust,
                          dated 12/29/00, 5.18%, due
                          01/02/01, repurchase proceeds
                          at maturity $8,986,873
                          (Collateralized by Fannie Mae
                          Adjustable Rate Mortgage,
                          5.979%, due 09/01/29, with a
                          value of $9,431,409) (Cost
                          $8,981,704)..................     8,981,704
                                                         ------------
                        Total Investments -- 122.34%
                        (Cost $450,059,090)............   533,119,483
                        Liabilities less other
                        assets -- (22.34%).............   (97,358,868)
                                                         ------------
                        NET ASSETS -- 100.00%..........  $435,760,615
                                                         ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000 is $441,570,760.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $115,065,389
    Gross unrealized depreciation.........   (32,498,370)
                                            ------------
    Net unrealized appreciation...........  $ 82,567,019
                                            ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was in effect at December
     31, 2000.

                       See notes to financial statements.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 78.58%
              APPAREL -- 0.69%
$ 1,000,000   William Carter -- Series A,
                10.375%, 12/01/06............  $    970,000
                                               ------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.39%
    600,000   Lear Corp., 8.11%, 05/15/09....       545,331
                                               ------------
              AUTOMOTIVE RENTAL -- 0.62%
    175,000   Budget Group, Inc., 9.125%,
                04/01/06.....................        47,250
  1,000,000   Universal Compression, Inc.,
                9.875%, 02/15/08.............       820,000
                                               ------------
                                                    867,250
                                               ------------
              BROADCASTING -- 4.72%
    650,000   Acme Television, 10.875%,
                09/30/04.....................       562,250
  2,400,000   Echostar DBS Corp., 9.25%,
                02/01/06.....................     2,322,000
  2,100,000   Sinclair Broadcast Group,
                10.00%, 09/30/05.............     2,037,000
  2,750,000   Spectrasite Holdings, Inc.,
                11.25%, 04/15/09.............     1,498,750
    250,000   Spectrasite Holdings, Inc.,
                6.75%, 11/15/10..............       192,187
                                               ------------
                                                  6,612,187
                                               ------------
              CHEMICALS -- 2.55%
  2,000,000   Avecia Group, PLC, 11.00%,
                07/01/09.....................     1,975,000
  1,000,000   Hercules, Inc. -- 144A,
                11.125%, 11/15/07............     1,000,000
  1,000,000   Huntsman Corp. -- 144A, 9.50%,
                07/01/07.....................       600,000
                                               ------------
                                                  3,575,000
                                               ------------
              COMMERCIAL SERVICES -- 0.97%
  1,425,000   Pierce Leahy Command Company,
                8.125%, 05/15/08.............     1,353,750
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 1.89%
    700,000   Covad Communications Group,
                12.00%, 02/15/10.............       161,000
  1,100,000   Covad Communications Group --
                Series B, 13.50%, 03/15/08...       132,000
    600,000   Exodus Communications, Inc.,
                10.75%, 12/15/09.............       516,000
  1,400,000   Exodus Communications, Inc.,
                11.625%, 07/15/10............     1,246,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
$   625,000   Globix Corp., 12.50%,
                02/01/10.....................  $    231,250
  1,400,000   Psinet, Inc., 10.50%,
                12/01/06.....................       364,000
                                               ------------
                                                  2,650,250
                                               ------------
              CONSTRUCTION -- 1.07%
  1,700,000   Nortek, Inc., 8.875%,
                08/01/08.....................     1,504,500
                                               ------------
              CONSUMER GOODS AND SERVICES -- 1.01%
  1,000,000   Polaroid Corp., 6.75%,
                01/15/02.....................       740,000
     75,000   Polaroid Corp., 11.50%,
                02/15/06.....................        41,250
    400,000   Resolution Performance -- 144A,
                13.50%, 11/15/10.............       410,000
    250,000   Riverwood International,
                10.875%, 04/01/08............       225,000
                                               ------------
                                                  1,416,250
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.67%
  1,250,000   Allied Waste North America
                Industries, Inc., 7.875%,
                01/01/09.....................     1,159,375
  1,250,000   Allied Waste North America
                Industries, Inc., 10.00%,
                08/01/09.....................     1,178,125
                                               ------------
                                                  2,337,500
                                               ------------
              FINANCE -- 0.85%
  1,500,000   Williams Scotsman, Inc.,
                9.875%, 06/01/07.............     1,185,000
                                               ------------
              FOOD AND BEVERAGE -- 1.38%
  2,000,000   Del Monte Foods Company --
                Series B, 12.50%, 12/15/07...     1,520,000
    500,000   Premier International Foods,
                12.00%, 09/01/09.............       410,000
                                               ------------
                                                  1,930,000
                                               ------------
              INDUSTRIAL -- 2.11%
  2,000,000   Muzak LLC, 9.875%, 03/15/09....     1,750,000
  1,195,000   P&L Coal Holdings Corp.,
                8.875%, 05/15/08.............     1,203,963
                                               ------------
                                                  2,953,963
                                               ------------
              LEISURE AND RECREATION -- 9.25%
  1,150,000   Anchor Gaming, 9.875%,
                10/15/08.....................     1,181,625
  1,500,000   Hollywood Casino Shreveport,
                13.00%, 08/01/06.............     1,597,500
    650,000   Mandalay Resort Group, 10.25%,
                08/01/07.....................       641,875
    300,000   Mandalay Resort Group, 9.50%,
                08/01/08.....................       297,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 1,400,000   MGM Grand, Inc., 9.75%,
                06/01/07.....................  $  1,463,000
  1,000,000   MGM Mirage, Inc., 8.50%,
                09/15/10.....................     1,029,194
  1,800,000   Park Place Entertainment Corp.,
                7.875%, 12/15/05.............     1,764,000
    500,000   Park Place Entertainment Corp.,
                8.875%, 09/15/08.............       505,000
  1,300,000   Premier Parks, Inc., 9.75%,
                06/15/07.....................     1,261,000
  1,200,000   Six Flags Entertainment,
                8.875%, 04/01/06.............     1,129,500
  2,099,000   Waterford Gaming LLC -- 144A,
                9.50%, 03/15/10..............     2,078,010
                                               ------------
                                                 12,947,704
                                               ------------
              MACHINERY -- 1.33%
    700,000   Flowserve Corp., 12.25%,
                08/15/10.....................       696,500
  2,000,000   National Equipment Services,
                10.00%, 11/30/04.............     1,160,000
                                               ------------
                                                  1,856,500
                                               ------------
              MANUFACTURING -- 1.91%
    700,000   Fedders North America, 9.375%,
                08/15/07.....................       602,000
  1,700,000   Tekni-Plex, Inc. -- Series B,
                12.75%, 06/15/10.............     1,360,000
  1,000,000   WCI Steel, Inc., Series B,
                10.00%, 12/01/04.............       710,000
                                               ------------
                                                  2,672,000
                                               ------------
              MEDIA -- 3.71%
  1,500,000   Charter Communication Holdings,
                LLC, 8.625%, 04/01/09........     1,361,250
    500,000   Granite Broadcasting Corp.,
                10.375%, 05/15/05............       317,500
  1,500,000   Granite Broadcasting Corp.,
                8.875%, 05/15/08.............       915,000
  1,000,000   Pegasus Communications Corp. --
                Series B, 9.625%, 10/15/05...       930,000
    250,000   Pegasus Communications Corp.,
                9.75%, 12/01/06..............       232,500
    800,000   Telemundo Holdings, Inc. --
                Series B, 11.50%, 08/15/08...       540,000
    150,000   Telewest Communications PLC,
                9.625%, 10/01/06.............       129,000
    500,000   Telewest Communications PLC,
                11.00%, 10/01/07.............       445,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDIA (CONTINUED)
$   500,000   United Pan-Europe
                Communications -- Series B,
                11.25%, 02/01/10.............  $    322,500
                                               ------------
                                                  5,192,750
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.58%
  1,000,000   Healthcare Company, 8.75%,
                09/01/10.....................     1,055,962
  2,500,000   Tenet Healthcare Corp., 8.625%,
                01/15/07.....................     2,559,375
                                               ------------
                                                  3,615,337
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.07%
    100,000   Fresenius Medical Care Capital
                Trust (Preferred), 9.00%,
                12/01/06.....................        96,000
                                               ------------
              OIL AND GAS -- 5.38%
  1,775,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05.............     1,826,031
  1,325,000   Nuevo Energy Company, 9.50%,
                06/01/08.....................     1,338,250
    600,000   Parker Drilling Corp., 9.75%,
                11/15/06.....................       603,000
  2,375,000   Plains Resources, Inc., 10.25%,
                03/15/06.....................     2,375,000
  1,325,000   Pride International, Inc.,
                10.00%, 06/01/09.............     1,391,250
                                               ------------
                                                  7,533,531
                                               ------------
              RESTAURANTS -- 1.43%
  2,000,000   Sbarro, Inc., 11.00%,
                09/15/09.....................     2,002,500
                                               ------------
              RETAIL -- 1.01%
  1,500,000   Pantry, Inc., 10.25%,
                10/15/07.....................     1,410,000
                                               ------------
              SCIENTIFIC EQUIPMENT -- 2.05%
  1,000,000   Fisher Scientific
                International -- 144A, 9.00%,
                02/01/08.....................       927,500
  2,100,000   Fisher Scientific
                International, 9.00%,
                02/01/08.....................     1,947,750
                                               ------------
                                                  2,875,250
                                               ------------
              SPECIAL PURPOSE ENTITY -- 4.36%
  2,300,000   Caithness Coso Funding Corp.,
                9.05%, 12/15/09..............     2,254,000
  1,000,000   ONO Finance PLC, 13.00%,
                05/01/09.....................       730,000
  2,700,000   RBF Finance Company, 11.375%,
                03/15/09.....................     3,118,500
                                               ------------
                                                  6,102,500
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS -- 20.83%
$ 1,100,000   Alamosa PCS Holdings, Inc.,
                12.875%, 02/15/10............  $    511,500
  1,500,000   Allegiance Telecommunications,
                Inc. -- Series B, 11.75%,
                02/15/08.....................       937,500
  2,000,000   Colt Telecommunication Group
                PLC, 12.00%, 12/15/06........     1,810,000
  1,000,000   Dobson Communications Corp.,
                10.875%, 07/01/10............       985,000
    250,000   Echostar Broadband Corp.,
                10.375%, 10/01/07............       245,625
    325,000   Flag Telecommunications
                Holding, Ltd., 11.625%,
                03/30/10.....................       253,500
  2,400,000   Global Crossing Holding, LTD.,
                9.625%, 05/15/08.............     2,256,000
  2,250,000   Insight Midwest -- 144A,
                10.50%, 11/01/10.............     2,334,375
  2,475,000   Intermedia Communications,
                Inc., 9.50%, 03/01/09........     1,732,500
  1,000,000   IPCS, Inc. -- 144A, 14.00%,
                07/15/10.....................       400,000
  1,000,000   Jazztel, PLC, 14.00%,
                04/01/09.....................       655,000
    850,000   Level 3 Communications, Inc.,
                9.125%, 05/01/08.............       686,375
    925,000   Level 3 Communications, Inc.,
                11.00%, 03/15/08.............       814,000
    500,000   Level 3 Communications, Inc.,
                11.25%, 03/15/10.............       435,000
  2,000,000   Nextel Communications, 9.375%,
                11/15/09.....................     1,865,000
  2,000,000   Nextel Partners, Inc. -- 144A,
                11.00%, 03/15/10.............     1,915,000
    250,000   Nextlink Communications,
                9.625%, 10/01/07.............       200,000
  2,350,000   Nextlink Communications,
                10.50%, 12/01/09.............     1,880,000
  1,575,000   NTL Communications Corp.,
                11.875%, 10/01/10............     1,401,750
    425,000   NTL, Inc. -- Series B, 11.50%,
                02/01/06.....................       369,750
    500,000   NTL, Inc. -- 144A, 5.75%,
                12/15/09.....................       240,625
  1,675,000   Rural Cellular Corp., 9.625%,
                05/15/08.....................     1,541,000
    250,000   SBA Communications Corp.,
                12.00%, 03/01/08.............       193,750
  2,000,000   Telecorp PCS, Inc., 10.625%,
                07/15/10.....................     2,030,000
     80,000   Teligent, Inc., 11.50%,
                12/01/07.....................        10,400

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$   500,000   Teligent, Inc. -- Series B,
                11.50%, 03/01/08.............  $     40,000
  1,250,000   Ubiquitel Operating Company,
                14.00%, 04/15/10.............       500,000
  2,000,000   VersaTel Telcom International,
                11.875%, 07/15/09............     1,200,000
  1,000,000   Viatel, Inc., 11.50%,
                03/15/09.....................       300,000
  1,000,000   Viatel, Inc., 11.50%,
                03/15/09.....................       305,000
  1,500,000   Worldwide Fibers, Inc., 12.00%,
                08/01/09.....................     1,117,500
                                               ------------
                                                 29,166,150
                                               ------------
              TRANSPORTATION -- 0.26%
    350,000   Kansas City Southern
                Industries, Inc., 9.50%,
                10/01/08.....................       358,750
                                               ------------
              UTILITIES: ELECTRIC -- 4.49%
  2,200,000   AES Corp., 10.25%, 07/15/06....     2,268,750
    500,000   AES Corp., 9.375%, 09/15/10....       511,250
  2,000,000   Calpine Corp., 8.625%,
                08/15/10.....................     1,936,994
  1,500,000   CMS Energy Corp., 9.875%,
                10/15/07.....................     1,562,600
                                               ------------
                                                  6,279,594
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $119,981,157)............   110,009,547
                                               ------------
  SHARES
  ------
              PREFERRED STOCK -- 0.87%
      1,725   Global Crossing Ltd., 6.75%....       254,869
      1,000   Nextel Communications, Inc,
                13.00%.......................       965,000
                                               ------------
              TOTAL PREFERRED STOCK (Cost
              $1,438,709)....................     1,219,869
                                               ------------
              WARRANTS -- 0.01%
        250   Ubiquitel, Inc., 144A, Expires
                04/15/10(a) (Cost $3)........         7,500
                                               ------------
              TOTAL SECURITIES (Cost
              $121,419,869)..................   111,236,916
                                               ------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENTS -- 18.52%
$   928,655   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase proceeds
                at maturity $929,190
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                8.134%, due 06/01/23, with a
                value of $975,139)...........       928,655

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS (CONTINUED)
$25,000,000   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase proceeds
                at maturity $25,014,389
                (Collateralized by Freddie
                Mac, 4.96%, due 12/15/08,
                with a value of $8,222,780
                and Wells Fargo Mortgage
                Backed Securities, 7.75%, due
                09/25/30, with a value of
                $18,027,220).................  $ 25,000,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $25,928,655).............    25,928,655
                                               ------------
              Total Investments -- 97.98%
              (Cost $147,348,524)............   137,165,571
              Other assets less
              liabilities -- 2.02%...........     2,821,022
                                               ------------
              NET ASSETS -- 100.00%..........  $139,986,593
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $121,555,107.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  1,850,166
    Gross unrealized depreciation.........   (12,168,357)
                                            ------------
    Net unrealized depreciation...........  $(10,318,191)
                                            ============

---------------
(a) Non-income producing security.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS -- 92.07%
                        AEROSPACE -- 0.21%
         236,380        Bae Systems PLC...........  $  1,348,855      UK
                                                    ------------
                        AIRLINES -- 0.35%
          43,000        KLM -- Konin Luchtvaart
                         MIJ N.V. ................       989,077     NET
         133,000        Singapore Airlines,
                         Ltd. ....................     1,319,240     SIN
                                                    ------------
                                                       2,308,317
                                                    ------------
                        AUTOMOBILES -- 3.23%
          96,200        Bayerische Motoren Werke
                         AG.......................     3,152,070     GER
          63,800        DaimlerChrysler AG(a).....     2,679,855     GER
          57,700        Fiat SpA..................       969,672     ITA
         190,900        GKN PLC...................     2,016,133      UK
          56,000        Honda Motor Company,
                         Ltd. ....................     2,088,968     JPN
         612,000        Mitsubishi Motors
                         Corp.(c).................     1,768,496     JPN
         893,000        Nissan Motor Company,
                         Ltd.(c)..................     5,145,287     JPN
          10,100        Peugeot SA................     2,297,575     FRA
          20,444        Valeo SA..................       912,857     FRA
                                                    ------------
                                                      21,030,913
                                                    ------------
                        AUTOMOTIVE PARTS AND EQUIPMENT -- 0.37%
          58,000        Magna International,
                         Inc. -- Class A..........     2,428,883     CDA
                                                    ------------
                        BANKS -- 9.47%
         116,955        ABN AMRO Holding N.V. ....     2,659,428     NET
         301,640        Allied Irish Banks
                         PLC(c)...................     3,511,602     IRE
          16,000        Allied Irish Banks
                         PLC(c)...................       185,517     IRE
         446,490        Australia & New Zealand
                         Bank Group, Ltd. ........     3,567,544     AUS
         192,600        Banco Bilbao Vizcaya SA...     2,866,023     SPA
          67,800        Bank of Nova Scotia.......     1,950,030     CDA
         208,050        ForeningsSparbanken --
                         Class A..................     3,186,161     SWE
           3,618        Holderbank Financial
                         Glaris -- Class B........     4,353,661     SWI
          53,352        ING Groep N.V. ...........     4,261,603     NET
         932,500        Keppel Capital Holdings,
                         Ltd......................     1,233,280     SIN
       1,486,323        Lloyds TSB Group PLC......    15,719,501      UK
         118,359        Royal Bank of Scotland
                         Group PLC................     2,797,048      UK
         185,000        Svenska Handelsbanken
                         AB -- Class A............     3,166,479     SWE
         592,000        The Sanwa Bank, Ltd.(a)...     4,152,288     JPN

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        BANKS (CONTINUED)
          59,000        Toronto Dominion Bank.....  $  1,711,000     CDA
         345,000        Toyo Trust & Banking
                         Company, Ltd.(a).........     1,087,578     JPN
       1,429,919        Turkiye Is Bankasi
                         (Isbank) (GDR)...........     2,216,374     TUR
          82,000        United Overseas Bank......       614,754     SIN
         320,330        Westpac Banking Corp. ....     2,348,403     AUS
                                                    ------------
                                                      61,588,274
                                                    ------------
                        CHEMICALS -- 1.36%
         162,000        Laporte PLC...............     1,664,923      UK
             300        Norsk Hydro ASA (ADR).....        12,619     NOR
          84,500        Norsk Hydro ASA...........     3,574,130     NOR
          47,000        Shin-Etsu Chemical
                         Company, Ltd. ...........     1,810,858     JPN
          32,064        Syngenta AG...............     1,719,421     SWI
           4,978        Syngenta AG (ADR)(a)......        54,449     SWI
                                                    ------------
                                                       8,836,400
                                                    ------------
                        COMMUNICATION EQUIPMENT -- 3.43%
         109,042        Datacraft Asia, Ltd. .....       514,677     SIN
          67,000        Mitel Corp. ..............       540,188     CDA
         476,500        Nokia Oyj.................    21,249,613     FIN
                                                    ------------
                                                      22,304,478
                                                    ------------
                        COMPUTER EQUIPMENT -- 0.29%
          48,000        Creative Technology,
                         Ltd. ....................       534,000     SIN
          28,600        Nidec Corp.(a)............     1,352,365     JPN
                                                    ------------
                                                       1,886,365
                                                    ------------
                        COMPUTER SOFTWARE AND SERVICES -- 0.83%
          23,000        Autonomy Corp. PLC........       656,227      UK
          29,700        Fuji Soft ABC, Inc. ......     1,916,716     JPN
           7,000        Fujitsu Support and
                         Service, Inc. ...........       472,592     JPN
          28,500        Intershop Communications
                         AG(a)(c).................       894,225     GER
         330,000        Sema Group PLC............     1,452,990      UK
                                                    ------------
                                                       5,392,750
                                                    ------------
                        CONSTRUCTION -- 3.11%
         155,400        Bouygues SA(a)............     7,039,527     FRA
         212,000        CRH PLC...................     3,944,896     IRE
          29,000        Rohm Company, Ltd. .......     5,510,508     JPN
         271,000        Sekisui House, Ltd. ......     2,479,813     JPN
         104,000        Tostem Corp. .............     1,292,262     JPN
                                                    ------------
                                                      20,267,006
                                                    ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        CONSUMER GOODS AND SERVICES -- 4.50%
          31,600        Christian Dior SA.........  $  1,514,531     FRA
          70,000        Hagemeyer NV..............     1,560,832     NET
          76,000        Hennes & Mauritz..........     1,175,978     SWE
          10,500        Hoya Corp. ...............       772,329     JPN
         612,000        Li & Fung, Ltd. ..........     1,114,146     HNG
         340,000        Nikon Corp. ..............     3,638,170     JPN
          27,300        Nintendo Corp., Ltd. .....     4,300,585     JPN
          13,000        Sony Corp. (ADR)(a).......       906,750     JPN
         169,450        Sony Corp. ...............    11,722,026     JPN
         151,000        Swire Pacific, Ltd. --
                         Class A..................     1,088,952     HNG
          15,000        TDK Corp. ................     1,460,595     JPN
                                                    ------------
                                                      29,254,894
                                                    ------------
                        ELECTRONICS -- 9.81%
          59,400        ASM Lithography Holding
                         N.V.(a)(c)...............     1,349,016     NET
         237,600        ASM Lithography Holding
                         N.V.(a)(c)...............     5,360,850     NET
          24,600        Epcos AG..................     2,136,348     GER
          31,000        FANUC, Ltd. ..............     2,109,194     JPN
         105,000        Furukawa Electric Company,
                         Ltd. ....................     1,834,277     JPN
         231,000        Hitachi, Ltd. ............     2,059,180     JPN
          31,000        Hirose Electric Company,
                         Ltd. ....................     2,985,988     JPN
       1,896,000        Johnson Electric Holdings,
                         Ltd. ....................     2,904,862     HNG
          10,990        Keyence Corp. ............     2,694,570     JPN
          26,300        Mabuchi Motor Company,
                         Ltd. ....................     2,680,664     JPN
          49,000        Murata Manufacturing
                         Company, Ltd. ...........     5,749,562     JPN
         591,000        NEC Corp. ................    10,816,009     JPN
          74,000        Nichicon Corp. ...........     1,023,820     JPN
          77,000        Koninkliske (Royal)
                         Philips Electronics NV...     2,820,803     NET
         147,799        Samsung Electronics
                         (GDR)(a).................     9,990,769     KOR
         114,900        STMicroelectronics
                         N.V.(a)..................     4,919,156     NET
          72,000        Taiyo Yuden Company,
                         Ltd. ....................     2,408,407     JPN
                                                    ------------
                                                      63,843,475
                                                    ------------

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        ENGINEERING -- 0.31%
          57,261        Chudenko Corp. ...........  $    744,593     JPN
         780,000        Singapore Technologies
                         Engineering, Ltd. .......     1,255,020     SIN
                                                    ------------
                                                       1,999,613
                                                    ------------
                        FINANCE -- 3.20%
          34,900        AIFUL Corp. ..............     2,851,288     JPN
           2,284        CIE Financial Richemont...     6,109,936     SWI
         164,000        Daiwa Securities Group,
                         Inc......................     1,713,242     JPN
           3,600        Fairfax Financial
                         Holdings, Ltd.(c)........       548,400     CDA
         368,000        Halifax PLC...............     3,647,395      UK
          48,000        Kokusai Securities
                         Company, Ltd.(a).........       390,893     JPN
          97,790        Lend Lease Corp., Ltd. ...       909,594     AUS
             176        Mizuho Holdings, Inc. ....     1,091,138     JPN
          83,000        Nomura Securities Co.,
                         Ltd. ....................     1,493,560     JPN
          14,880        Orix Corp. ...............     1,493,211     JPN
         181,000        Shinko Securities Company,
                         Ltd. ....................       548,394     JPN
                                                    ------------
                                                      20,797,051
                                                    ------------
                        FOOD AND BEVERAGE -- 3.49%
          34,431        Cadbury Schweppes PLC.....       238,135      UK
         540,000        Fosters Brewing Group,
                         Ltd. ....................     1,416,258     AUS
          28,000        Groupe Danone.............     4,221,809     FRA
         101,675        Heineken N.V. ............     6,152,222     NET
          30,000        Heineken N.V. -- Class
                         A........................     1,267,443     NET
          40,956        Hellenic Bottling Company
                         S.A. ....................       653,621     GRE
          22,840        Hellenic Bottling Company
                         S.A. ....................       336,945     GRE
          23,500        LVMH Moet Hennessy Louis
                         Vuitton..................     1,555,434     FRA
           1,528        Nestle....................     3,564,238     SWI
         275,000        Tate & Lyle PLC...........     1,022,890      UK
         265,000        Unilever PLC..............     2,268,267      UK
                                                    ------------
                                                      22,697,262
                                                    ------------
                        INDUSTRIAL -- 1.83%
          53,322        Advantest Corp. ..........     4,996,015     JPN
           9,200        Compagnie de
                         Saint-Gobain.............     1,445,037     FRA
          62,225        OneSteel, Ltd. ...........        32,848     AUS
             583        SGS Societe Generale de
                         Surveillance Holding
                         SA.......................       845,450     SWI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        INDUSTRIAL (CONTINUED)
         569,000        Toray Industries, Inc. ...  $  2,142,456     JPN
          36,652        Vivendi Universal
                         SA(a)(c).................     2,412,185     FRA
                                                    ------------
                                                      11,873,991
                                                    ------------
                        INSURANCE -- 3.70%
         180,000        Assicurazioni Generali,
                         Ltd.(a)..................     7,148,376     ITA
         715,000        Mitsui Marine and Fire
                         Insurance Company,
                         Ltd. ....................     4,100,954     JPN
         179,400        Prudential PLC............     2,886,223      UK
         531,911        QBE Insurance Group,
                         Ltd. ....................     2,923,011     AUS
           2,422        Schweizerische
                         Rueckversicherungs-
                         Gesellschaft.............     5,806,530     SWI
         210,000        Yasuda Fire and Marine
                         Insurance................     1,211,826     JPN
                                                    ------------
                                                      24,076,920
                                                    ------------
                        INVESTMENT HOLDING COMPANY -- 0.86%
         447,800        Hutchison Whampoa.........     5,583,215     HNG
                                                    ------------
                        LEISURE AND RECREATION -- 0.27%
          32,500        Accor SA..................     1,373,063     FRA
         153,200        Rank Group PLC............       400,495      UK
                                                    ------------
                                                       1,773,558
                                                    ------------
                        MANUFACTURING -- 2.58%
          18,549        ABB, Ltd. ................     1,977,379     SWI
         886,200        Invensys PLC..............     2,071,758      UK
         752,000        Mitsubishi Heavy
                         Industries, Ltd. ........     3,279,322     JPN
          48,500        Siemens AG(a).............     6,338,344     GER
          75,000        THK Company, Ltd.(a)......     1,602,450     JPN
          71,000        Ushio, Inc. ..............     1,159,501     JPN
          19,500        Wartsila Oyj. -- Class
                         B........................       360,658     FIN
                                                    ------------
                                                      16,789,412
                                                    ------------
                        MEDIA -- 3.73%
         430,000        Granada Media PLC.........     2,729,941      UK
          17,100        Grupo Televisa (GDR)......       768,431     MEX
          84,233        News Corp., Ltd. .........       655,257     AUS
          29,750        News Corp., Ltd. (ADR)....       959,438     AUS
         276,406        Reuters Group PLC.........     4,678,116      UK
             433        Reuters Group PLC (ADR)...        42,651      UK
         177,207        Singapore Press Holdings,
                         Ltd. ....................     2,616,160     SIN

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        MEDIA (CONTINUED)
          92,000        Societe Television
                         Francaise................  $  4,966,500     FRA
         111,000        Thomson Corp. ............     4,241,920     CDA
          39,724        Thomson Corp. ............     1,518,073     CDA
         103,500        United Pan -- Europe
                         Communications N.V.(c)...     1,057,221     NET
                                                    ------------
                                                      24,233,708
                                                    ------------
                        METALS AND MINING -- 2.05%
          68,200        Alcan Aluminum, Ltd. .....     2,331,594     CDA
          38,050        Broken Hill Proprietary
                         (ADR)....................       799,050     AUS
         522,802        Broken Hill Proprietary...     5,506,569     AUS
          43,663        Pechiney SA -- Class A....     1,995,945     FRA
         635,000        WMC, Ltd. ................     2,701,671     AUS
                                                    ------------
                                                      13,334,829
                                                    ------------
                        OFFICE SUPPLIES -- 0.24%
          40,000        Societe BIC SA............     1,573,132     FRA
                                                    ------------
                        OIL AND GAS -- 2.42%
       1,420,600        Eni Spa(a)................     9,069,395     ITA
         409,400        Santos, Ltd. .............     1,369,443     AUS
         649,000        Shell Transport &
                         Trading..................     5,322,449      UK
                                                    ------------
                                                      15,761,287
                                                    ------------
                        PAPER AND FOREST PRODUCTS -- 0.57%
         189,000        Sumitomo Forestry.........     1,332,261     JPN
          69,300        UPM-Kymmene...............     2,378,023     FIN
                                                    ------------
                                                       3,710,284
                                                    ------------
                        PHARMACEUTICALS -- 8.62%
          40,062        AstraZeneca PLC
                         (ADR)(a).................     2,063,193      UK
         163,100        AstraZeneca PLC...........     8,222,817      UK
         228,128        AstraZeneca PLC...........    11,363,444      UK
         193,000        Chugai Pharmaceutical
                         Company, Ltd.(a).........     3,211,038     JPN
           4,864        Novartis AG...............     8,599,430     SWI
             150        Roche Holding AG..........     1,528,234     SWI
          60,000        Sankyo Company, Ltd. .....     1,439,580     JPN
         143,280        Sanofi-Synthelabo SA......     9,550,787     FRA
         256,000        Shionogi & Company,
                         Ltd. ....................     5,223,117     JPN
          70,000        Glaxo Smithkline PLC......     1,976,296      UK
          28,000        Takeda Chemical
                         Industries, Ltd. ........     1,657,443     JPN
          29,000        Yamanouchi Pharmaceutical
                         Company, Ltd. ...........     1,254,465     JPN
                                                    ------------
                                                      56,089,844
                                                    ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        PUBLISHING -- 0.71%
          64,500        Pearson PLC...............  $  1,531,965      UK
          63,000        VNU NV....................     3,096,368     NET
                                                    ------------
                                                       4,628,333
                                                    ------------
                        REAL ESTATE -- 1.68%
         442,000        Cheung Kong Holdings,
                         Ltd. ....................     5,652,561     HNG
         304,000        Hong Kong Land Holdings,
                         Ltd. ....................       674,880     HNG
         168,000        Land Securities PLC.......     2,114,330      UK
         134,000        Mitsui Fudosan............     1,331,786     JPN
         235,000        Sumitomo Realty &
                         Development Company,
                         Ltd. ....................     1,183,225     JPN
                                                    ------------
                                                      10,956,782
                                                    ------------
                        RETAIL -- 2.18%
         412,095        Dixons Group PLC..........     1,378,911      UK
         237,000        Jusco Company, Ltd. ......     5,146,763     JPN
         117,300        Metro AG..................     5,484,315     GER
         179,814        Smiths Group PLC..........     2,170,337      UK
                                                    ------------
                                                      14,180,326
                                                    ------------
                        RUBBER PRODUCTS -- 0.23%
          40,500        Michelin (Compagnie
                         Generale des
                         Establissements) -- Class
                         B........................     1,465,800     FRA
                                                    ------------
                        SEMICONDUCTORS -- 3.19%
          23,000        Aixtron AG................     2,494,049     GER
         156,000        Arm Holdings PLC..........     1,179,142      UK
         126,500        ATI Technologies, Inc. ...       720,089     CDA
         154,800        Infineon Technologies
                         AG(a)(c).................     5,752,306     GER
          55,300        Infineon Technologies AG
                         (ADR)(a)(c)..............     1,990,800     GER
         127,400        Tokyo Electron, Ltd. .....     7,005,879     JPN
          28,400        Tokyo Seimitsu Company,
                         Ltd. ....................     1,613,975     JPN
                                                    ------------
                                                      20,756,240
                                                    ------------
                        TELECOMMUNICATIONS -- 11.82%
         768,800        Cable & Wireless HKT,
                         Ltd.(c)..................     1,589,110     HNG
             173        DDI Corp. ................       834,702     JPN
          68,000        Deutsche Telekom AG.......     2,049,316     GER
         207,800        Ericsson AB -- Class B....     2,367,486     SWE
         251,600        Ericsson (LM) Telephone
                         Company (ADR)(a).........     2,814,775     SWE

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS (CONTINUED)
           7,000        Korea Telecom Corp.
                         (ADR)(a).................  $    217,000     KOR
             215        Nippon Telegraph and
                         Telephone Corp. .........     1,549,430     JPN
          14,900        Nokia Corp. (ADR).........       648,150     FIN
          33,300        Nortel Networks
                         Corp.(a).................     1,067,681     CDA
             574        NTT DoCoMo, Inc. .........     9,901,749     JPN
       1,380,100        Olivetti SPA(a)...........     3,297,611     ITA
               4        Pacific Century
                         Cyberworks, Ltd. ........             3     HNG
         211,000        Portugal Telecom SA.......     1,929,468     POR
          11,000        Societe Europeenne des
                         Satellites -- Class A
                         (FDR)....................     1,611,062     LUX
          11,502        Swisscom AG...............     2,991,730     SWI
          40,500        Telecel-Comunicacoes
                         Pessoais, SA.............       441,069     POR
         179,000        Telecom Italia
                         Mobile(a)................     1,428,456     ITA
         235,000        Telecom Italia Spa........     1,412,021     ITA
         102,555        Telecom Italia Spa(a).....     1,134,217     ITA
         121,261        Telefonica SA.............     2,003,680     SPA
          27,675        Telefonica SA
                         (ADR)(a)(c)..............     1,383,750     SPA
         180,500        Telefonos De Mexico
                         (ADR)(a).................     8,145,063     MEX
       7,355,778        Vodafone Group PLC........    26,975,845      UK
          31,000        Vodafone AirTouch PLC
                         (ADR)(a).................     1,110,188      UK
                                                    ------------
                                                      76,903,562
                                                    ------------
                        TIRE AND RUBBER -- 0.02%
          13,000        Bridgestone Corp. ........       118,388     JPN
                                                    ------------
                        TRANSPORTATION -- 1.31%
         366,400        Bombardier Inc., Class
                         B(c).....................     5,647,213     CDA
         102,100        Bombardier Inc., Class
                         B(c).....................     1,575,743     CDA
         236,000        Tokyu Corp. ..............     1,272,984     JPN
                                                    ------------
                                                       8,495,940
                                                    ------------
                        UTILITIES:
                         ELECTRIC -- 0.10%
          69,100        PowerGen PLC..............       652,359      UK
                                                    ------------
                        TOTAL COMMON STOCK
                        (Cost $557,640,762).......   598,942,446
                                                    ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                          VALUE       COUNTRY
       ------                                       ------------   -------
                        REGULATED INVESTMENT COMPANIES -- 1.08%
       2,610,571        Merrimac Cash Fund --
                         Premium Class(b).........  $  2,610,571     USA
       4,424,696        Provident Tempcash
                         Fund(b)..................     4,424,696     USA
                                                    ------------
                        TOTAL REGULATED INVESTMENT
                        COMPANIES (Cost
                        $7,035,267)...............     7,035,267
                                                    ------------
   PRINCIPAL
   ---------
                        NON-CONVERTIBLE BONDS -- 0.20%
     $   131,153        Sekisui House, 2.50%,
                         01/31/02.................       141,436     JPN
       1,206,610        Sanwa International
                         Financial Trust, 1.25%,
                         08/01/05.................     1,173,428     JPN
                                                    ------------
                        TOTAL NON-CONVERTIBLE
                        BONDS
                        (Cost $1,507,645).........     1,314,864
                                                    ------------
                        TIME DEPOSITS -- 5.41%
       4,424,694        American Express Centurion
                         Bank, 6.69%,
                         01/09/01(b)..............     4,424,694     USA
       1,528,904        American Express Centurion
                         Bank, 6.63%,
                         01/18/01(b)..............     1,528,904     USA
       1,843,387        Bank of America, 6.64%,
                         01/16/01(b)..............     1,843,387     USA
         884,939        Bank of Montreal, 6.56%,
                         01/05/01(b)..............       884,939     USA
       1,327,409        Bank of Nova Scotia,
                         6.67%, 01/05/01(b).......     1,327,409     USA
      10,329,513        Bank of Nova Scotia,
                         6.63%, 01/19/01(b).......    10,329,513     USA
       4,867,162        Bayerische
                         HypoVereinsbank, 6.63%,
                         02/01/01(b)..............     4,867,162     USA
       1,169,878        BNP Paribas, 6.69%,
                         01/11/01(b)..............     1,169,878     USA
         850,564        Fleet National Bank,
                         6.85%, 01/02/01(b).......       850,564     USA
       2,212,348        Royal Bank of Scotland,
                         6.56%, 01/02/01(b).......     2,212,348     USA
       1,769,878        Royal Bank of Scotland,
                         6.65%, 01/08/01(b).......     1,769,878     USA
       1,769,878        Toronto Dominion Bank,
                         6.81%, 01/03/01(b).......     1,769,878     USA
       2,212,348        Toronto Dominion Bank,
                         6.72%, 01/04/01(b).......     2,212,348     USA
                                                    ------------
                        TOTAL TIME DEPOSITS (Cost
                        $35,190,902)..............    35,190,902
                                                    ------------

      PRINCIPAL                                        VALUE       COUNTRY
      ---------                                     ------------   -------
                        SHORT TERM CORPORATE NOTES -- 5.46%
     $ 2,212,349        American Express Centurion
                         Bank, Floating Rate,
                         6.75%(+), 10/05/01(b)....  $  2,212,349     USA
       4,000,000        Bank of America, Floating
                         Rate, 6.67%(+),
                         03/22/01(b)..............     4,000,000     USA
       5,117,300        Bear Stearns & Company,
                         Inc., Floating Rate,
                         6.95%(+), 04/20/01(b)....     5,117,300     USA
       4,712,348        Branch Banking & Trust,
                         Floating Rate, 6.66%(+),
                         11/20/01(b)..............     4,712,348     USA
       1,338,447        First Union National Bank,
                         Floating Rate, 6.67%(+),
                         05/09/01(b)..............     1,338,447     USA
      13,101,284        JP Morgan Securities,
                         Inc., Floating Rate,
                         6.86%(+), 04/03/01(b)....    13,101,284     USA
       5,000,000        Prudential Securities,
                         Inc., Floating Rate,
                         7.03%(+), 09/06/01(b)....     5,000,000     USA
                                                    ------------
                        TOTAL SHORT TERM CORPORATE
                        NOTES (Cost
                        $35,481,728)..............    35,481,728
                                                    ------------
                        TOTAL SECURITIES (Cost
                        $636,856,304).............   677,965,207
                                                    ------------
                        REPURCHASE AGREEMENTS -- 6.49%
      17,246,790        With Investors Bank &
                         Trust, dated 12/29/00,
                         5.18%, due 01/02/01,
                         repurchase proceeds at
                         maturity $17,256,717
                         (Collateralized by Fannie
                         Mae Adjustable Rate
                         Mortgage, 8.306%, due
                         11/01/23, with a value of
                         $4,860,110 and Government
                         National Mortgage
                         Association Adjustable
                         Rate Mortgage, 7.375%,
                         due 04/20/22, with a
                         value of $13,249,191)....    17,246,790     USA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

      PRINCIPAL                                        VALUE       COUNTRY
      ---------                                     ------------   -------
                        REPURCHASE AGREEMENTS (CONTINUED)
     $25,000,000        With Investors Bank and
                         Trust, dated 12/29/00,
                         5.18%, due 01/02/01,
                         repurchase proceeds at
                         maturity $25,014,389
                         (Collateralized by
                         Freddie Mac, 7.41%, due
                         03/15/30, with a value of
                         $18,145,310 and
                         Government National
                         Mortgage Association,
                         7.125%, due 10/20/22 with
                         a value of $8,104,765)...  $ 25,000,000     USA
                                                    ------------
                        TOTAL REPURCHASE
                        AGREEMENTS (Cost
                        $42,246,790)..............    42,246,790
                                                    ------------
                        Total
                        Investments -- 110.71%
                        (Cost $679,103,094).......   720,211,997
                        Liabilities less other
                        assets -- (10.71)%........   (69,677,904)
                                                    ------------
                        NET ASSETS -- 100.00%.....  $650,534,093
                                                    ============
The aggregate cost of securities for federal income tax purposes at
December 31, 2000 is $637,168,897.
The following amount is based on cost for federal income tax purposes:
   Gross unrealized appreciation..................  $108,005,213
   Gross unrealized depreciation..................   (67,208,903)
                                                    ------------
   Net unrealized appreciation....................  $ 40,796,310
                                                    ============

---------------
(a)    All or part of the security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
(ADR) American Depository Receipt.
(FDR)  Foreign Depository Receipt.
(GDR) Global Depository Receipt.

                                             PERCENT OF TOTAL
          COUNTRY COMPOSITION              INVESTMENTS AT VALUE
          -------------------              --------------------
Australia (AUS)........................             3.22
Canada (CDA)...........................             3.37
Finland (FIN)..........................              3.4
France (FRA)...........................             5.88
Germany (GER)..........................             4.58
Greece (GRE)...........................             0.14
Hong Kong (HNG)........................             2.58
Ireland (IRE)..........................             1.06
Italy (ITA)............................             3.40
Japan (JPN)............................            22.28
Korea (KOR)............................             1.42
Luxembourg (LUX).......................             0.22
Mexico (MEX)...........................             1.24
Netherlands (NET)......................             4.93
Norway (NOR)...........................             0.50
Portugal (POR).........................             0.33
Singapore (SIN)........................             1.12
Spain (SPA)............................             0.87
Sweden (SWE)...........................             1.76
Switzerland (SWI)......................             5.21
Turkey (TUR)...........................             0.31
United Kingdom (UK)....................            15.51
United States (USA)....................            16.65
                                                 -------
TOTAL PERCENTAGE.......................           100.00
                                                 =======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of twelve different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series, the Balanced Series, the Value and Income Series (formerly the Equity Income Series), the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

          The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on

                        DIVERSIFIED INVESTORS PORTFOLIOS

     C. FOREIGN CURRENCY TRANSLATION (CONTINUED) foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FUTURES CONTRACTS

          Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

          Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

          Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     F.  FUTURES CONTRACTS (CONTINUED)
          Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

     G.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     H.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     I.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     J.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     New Accounting Principle

          In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require each Series to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Upon initial adoption, each Series will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect each Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains/loss in the Statements of Operations. The Series' expects that the impact of including paydown gains and losses in interest income in their statements of operations will not be material to the financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                PERCENTAGE INVESTMENT
                      AUSA SUB-ACCOUNT                              IN PORTFOLIO
                      ----------------                          ---------------------
Money Market................................................            18.18
High Quality Bond...........................................            25.94
Intermediate Government Bond................................            35.25
Core Bond...................................................            24.53
Balanced....................................................            53.32
Value and Income............................................            50.19
Growth & Income.............................................            40.22
Equity Growth...............................................            48.53
Special Equity..............................................            31.90
Aggressive Equity...........................................            32.80
High Yield Bond.............................................            20.76
International Equity........................................            31.51

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.

     For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                      ADVISOR    SUBADVISOR
             PORTFOLIO SERIES                        PORTFOLIO SUBADVISORS            FEE(%)       FEE(%)
             ----------------                        ---------------------            -------    ----------
Money Market Series.......................  Capital Management Group                   0.25         0.05
High Quality Bond Series..................  Merganser Capital Management Corporation   0.35       (2)
Intermediate Government Bond Series.......  Capital Management Group                   0.35         0.15
Core Bond Series..........................  Payden & Rygel Investment Counsel          0.35       (3)
Balanced Series...........................  (4)                                        0.45       (5)
Value and Income Series...................  (6)                                        0.45       (7)
Growth & Income Series....................  Putnam Advisory Company, Inc               0.60       (8)
Equity Growth Series......................  (9)                                        0.62      (10)
Special Equity Series.....................  (11)                                       0.80      (12)
Aggressive Equity Series..................  McKinley Capital Management                0.97      (13)
High-Yield Bond Series....................  Eaton Vance                               0.55(1)    (14)
International Equity Series...............  Capital Guardian Trust Company             0.75      (15)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

 (2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $300,000,000.

 (3) The market value of the fixed income securities of the Core Bond and Balanced Series, are combined to determine the fee. 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000.

 (4) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and Payden & Rygel Investment Counsel for equity and fixed income securities, respectively.

 (5) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. Payden & Rygel received a fee of 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.

 (6) Effective April 20, 2000, Value and Income added an additional subadvisor, Sanford Bernstein to its existing subadvisor, Asset Management Group.

 (7) For the period January 1 through April 19, 2000, Asset Management Group received 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000. For the period from April 20 through December 31, 2000, Asset Management Group and Sanford Bernstein received 0.27% on the first $300,000,000 in average daily net assets, and 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

 (8) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (9) Effective December 18, 2000, the Equity Growth Series added two additional subadvisors, Ark Asset Management and Marsico Capital Management to its existing subadvisor, Dresdner RCM Global Investors and terminated Montag & Caldwell.

(10) The Equity Growth Series changed its fee schedule with Dresdner RCM Global Investors on December 18, 2000. For the period January 1 through December 17, 2000, Montag & Caldwell, Inc. and Dresdner RCM Global Investors received 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

     For the period December 18 through December 31, 2000, Dresdner RCM Global Investors, Inc. received 0.22% on the first $700,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management received 0.20% of average daily net assets. Marsico Capital Management received 0.30% on the first $1,000,000,000 in average daily net assets, 0.25% on the next $1,000,000,000 in average daily net assets, and 0.27% on all average daily net assets in excess of $2,000,000,000.

(11) The Special Equity Series has four Subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(12) The Special Equity Series changed its fee schedule with Liberty Investment Management, Inc. on June 1, 2000. For the period from January 1 through May 31, 2000, the Subadvisor received 0.50% of average daily net assets. For the period June 1 through December 31, 2000, Liberty Investment

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     Management received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $250,000,000 in average daily net assets, and 0.20% on all daily average net assets in excess of $350,000,000.

     Westport Asset Management, Inc. received 0.50% of average daily net assets. Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000.

(13) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(14) The High Yield Bond Series changed its subadvisor on June 1, 2000 from Delaware Investment Advisors to Eaton Vance. From the period January 1 through May 31, 2000, 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000. For the period June 1 through December 31, 2000, 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(15) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the year ended December 31, 2000, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

                            FUND                                      EXPENSE CAP
                            ----                                -----------------------
Money Market Series.........................................    30 basis points (b.p.)
High Quality Bond Series....................................    40 b.p.
Intermediate Government Bond Series.........................    40 b.p.
Core Bond Series............................................    40 b.p.
Balanced Series.............................................    50 b.p.
Value and Income Series.....................................    50 b.p.
Growth & Income Series......................................    65 b.p.
Equity Growth Series........................................    65 b.p.
Special Equity Series.......................................    85 b.p.
Aggressive Equity Series....................................    100 b.p.
High-Yield Bond Series......................................    60 b.p.
International Equity Series.................................    90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the year ended December 31, 2000, amounted to $27,090.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least

                        DIVERSIFIED INVESTORS PORTFOLIOS

4.  SECURITIES LENDING (CONTINUED)
102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     The Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. At December 31, 2000, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
Intermediate Government Bond Series.........................  $ 14,688,079   $ 15,020,000
Core Bond Series............................................   239,492,296    244,724,848
Balanced Series.............................................    80,098,220     82,033,722
Value and Income Series.....................................    70,112,172     71,901,707
Growth & Income Series......................................    77,768,945     80,114,305
Equity Growth Series........................................    79,077,399     81,363,433
Special Equity Series.......................................   116,430,461    121,581,488
Aggressive Equity Series....................................    91,397,576     93,193,258
International Equity Series.................................    73,790,592     77,707,897

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended December 31, 2000, were as follows:

                                                                   COST OF           PROCEEDS
                                                                  PURCHASES         FROM SALES
                                                                --------------    --------------
High Quality Bond Series............  Government Obligations    $   17,655,460    $   15,519,255
                                      Other                        157,880,126       137,620,081
Intermediate Government Bond          Government Obligations        88,259,575        77,803,106
  Series............................  Other                          7,631,663         2,521,566
Core Bond Series....................  Government Obligations     3,056,183,956     3,160,946,880
                                      Other                        448,875,874       254,659,041
Balanced Series.....................  Government Obligations     1,099,278,714     1,091,552,970
                                      Other                        547,593,405       501,907,515
Value and Income Series.............  Other                        965,605,241     1,024,053,854
Growth & Income Series..............  Other                      1,147,137,331       989,396,573
Equity Growth Series................  Other                      1,417,989,219     1,240,239,810
Special Equity Series...............  Other                      1,129,488,854       917,889,710
Aggressive Equity Series............  Other                        498,128,441       248,143,998
High-Yield Bond Series..............  Other                        129,370,067       120,836,928
International Equity Series.........  Other                        400,829,081       274,464,516

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 2000, the Core Bond Series, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                                       FOREIGN     IN EXCHANGE   SETTLEMENT                        NET UNREALIZED
             CORE BOND                CURRENCY         FOR          DATE          VALUE      APPRECIATION/(DEPRECIATION)
             ---------               -----------   -----------   -----------   -----------   ---------------------------
SALE CONTRACTS:
Euro...............................   11,530,000   $10,717,135     01/31/01    $10,828,250           $  (111,115)
Euro...............................    2,200,000    2,046,418      01/31/01      2,066,101               (19,683)
                                                                                                     -----------
        TOTAL......................                                                                  $  (130,798)
                                                                                                     ===========
BALANCED
--------
SALE CONTRACTS:
Euro...............................    4,515,000   $4,196,693      01/31/01    $ 4,240,204           $   (43,511)
                                                                                                     ===========
INTERNATIONAL EQUITY
--------------------
PURCHASE CONTRACTS:
Australian Dollar..................    5,245,359   $3,037,063      02/12/01    $ 2,923,422           $  (113,641)
Euro...............................    5,095,249    4,440,000      02/07/01      4,786,409               346,409
Euro...............................    5,543,848    4,888,010      06/06/01      5,228,867               340,857
                                                                                                     -----------
        TOTAL......................                                                                  $   573,625
                                                                                                     ===========

SALE CONTRACTS:
Swiss Franc........................    3,675,224    2,149,897      03/06/01      2,278,342              (128,445)
Euro...............................    3,353,595    3,121,142      02/12/01      3,150,921               (29,779)
Japanese Yen.......................  320,618,400    3,090,000      02/28/01      2,831,276               258,724
Japanese Yen.......................  238,595,550    2,149,897      06/06/01      2,139,161                10,736
                                                                                                     -----------
        TOTAL......................                                                                  $   111,236
                                                                                                     ===========

FOREIGN CURRENCY CROSS CONTRACTS:

                                                                                 SALE
                                               SETTLEMENT      PURCHASE        CURRENT            NET UNREALIZED
                PURCHASE/SALE                     DATE      CURRENT VALUE       VALUE       APPRECIATION/(DEPRECIATION)
                -------------                  ----------   --------------   ------------   ---------------------------
Euro/Australian Dollar.......................   02/12/01      $3,150,921     $ 2,923,422            $   227,499
Euro/Canadian Dollar.........................   02/09/01       2,496,513       2,372,710                123,803
Euro/Canadian Dollar.........................   03/01/01       4,429,090       4,219,623                209,467
Euro/Canadian Dollar.........................   03/07/01       1,079,675       1,041,904                 37,771
Euro/Canadian Dollar.........................   03/13/01       2,437,403       2,321,925                115,478
Euro/British Pound...........................   02/12/01       3,142,809       3,017,611                125,198
Euro/British Pound...........................   06/26/01         859,841         830,886                 28,955
Euro/Japanese Yen............................   01/19/01      11,752,757      10,015,909              1,736,848
Euro/Japanese Yen............................   02/20/01       5,680,725       5,521,318                159,407
Euro/Japanese Yen............................   02/27/01       3,186,656       2,765,391                421,265
Euro/Japanese Yen............................   05/29/01       8,408,373       7,347,009              1,061,364
Euro/Japanese Yen............................   06/18/01       7,232,078       6,737,991                494,087
                                                                                                    -----------
        TOTAL................................                                                       $ 4,741,142
                                                                                                    ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS

                                                                 RATIO OF NET    RATIO OF NET
                                                  RATIO OF        INVESTMENT      INVESTMENT
                                  RATIO OF       EXPENSES TO        INCOME       INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO     TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 MONEY MARKET
12/31/2000      $  492,136,376      0.28%           0.28%            6.18%           6.18%           N/A
12/31/1999         416,768,827      0.28            0.28             5.06            5.06            N/A
12/31/1998         292,437,753      0.28            0.28             5.32            5.32            N/A
12/31/1997         232,312,458      0.28            0.28             5.33            5.33            N/A
12/31/1996         185,012,254      0.30            0.30             5.19            5.19            N/A
HIGH QUALITY BOND
12/31/2000         228,391,465      0.38            0.38             6.21            6.21             73%
12/31/1999         199,906,097      0.38            0.38             5.78            5.78             56
12/31/1998         227,463,134      0.39            0.39             5.90            5.90             68
12/31/1997         218,169,438      0.39            0.39             6.12            6.12             62
12/31/1996         197,294,663      0.40            0.40             6.14            6.14             66
INTERMEDIATE GOVERNMENT BOND
12/31/2000         208,106,902      0.37            0.37             5.82            5.82             48
12/31/1999         174,804,385      0.39            0.39             5.46            5.46             25
12/31/1998         158,574,467      0.39            0.39             5.46            5.46             70
12/31/1997         129,186,397      0.41            0.39             5.61            5.62             45
12/31/1996         103,059,880      0.43            0.40             5.63            5.66             60
CORE BOND
12/31/2000         641,903,354      0.38            0.38             6.28            6.28            521
12/31/1999         515,721,444      0.37            0.37             5.86            5.86            307
12/31/1998         551,935,530      0.38            0.38             5.98            5.98            102
12/31/1997         361,632,885      0.38            0.38             6.49            6.49             64
12/31/1996         322,676,017      0.39            0.39             6.30            6.30            146
BALANCED
12/31/2000         512,675,482      0.49            0.49             2.93            2.93            286
12/31/1999         525,583,903      0.52            0.50             2.46            2.48            256
12/31/1998         505,995,739      0.48            0.48             3.22            3.22             91
12/31/1997         394,769,913      0.48            0.48             3.55            3.55             87
12/31/1996         264,909,839      0.50            0.50             3.39            3.39            113
VALUE & INCOME
12/31/2000       1,530,760,024      0.46            0.46             2.23            2.23             76
12/31/1999       1,414,634,230      0.46            0.46             1.75            1.75             43
12/31/1998       1,367,107,496      0.47            0.47             2.23            2.23             31
12/31/1997       1,215,071,169      0.47            0.47             2.27            2.27             33
12/31/1996         956,820,669      0.48            0.48             2.97            2.97             26
GROWTH & INCOME
12/31/2000       1,172,093,970      0.62            0.62             0.07            0.07             80
12/31/1999       1,242,236,443      0.62            0.62             0.07            0.07             86
12/31/1998         771,268,461      0.63            0.63             0.30            0.30             75
12/31/1997         376,260,408      0.64            0.64             0.65            0.65             87
12/31/1996         207,612,426      0.67            0.65             1.02            1.04            142

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO OF NET    RATIO OF NET
                                                  RATIO OF        INVESTMENT      INVESTMENT
                                  RATIO OF       EXPENSES TO        INCOME       INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET      (LOSS) TO     TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF    AVERAGE NET    ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 EQUITY GROWTH
12/31/2000      $1,226,091,994      0.64%           0.64%            0.05%            0.05%           97
12/31/1999       1,266,869,154      0.64            0.64             0.12             0.12            44
12/31/1998         688,448,565      0.64            0.64             0.22             0.22           104
12/31/1997         426,312,188      0.65            0.65             0.43             0.43            91
12/31/1996         299,127,686      0.73            0.73(1)         (0.17)           (0.17)          133
SPECIAL EQUITY
12/31/2000       1,311,523,517      0.82            0.82             0.10             0.10            77
12/31/1999       1,171,034,281      0.84            0.84             0.13             0.13           171
12/31/1998         924,089,884      0.83            0.83             0.14             0.14           173
12/31/1997         743,388,261      0.84            0.84             0.41             0.41           146
12/31/1996         507,264,243      0.86            0.85             0.24             0.25           140
AGGRESSIVE EQUITY+
12/31/2000         435,760,615      0.98            0.98            (0.62)           (0.62)           62
12/31/1999         259,974,422      1.01            1.00            (0.47)           (0.46)          132
12/31/1998          81,327,707      1.10            1.00            (0.41)           (0.31)          121
12/31/1997          25,857,650      1.33            1.00            (0.52)           (0.19)          243
12/31/1996*         15,479,130      1.59            1.00            (0.72)           (0.13)          186
HIGH YIELD BOND
12/31/2000         139,986,593      0.65            0.60             9.17             9.22           105
12/31/1999         124,990,408      0.61            0.60             8.45             8.46           145
12/31/1998          94,870,981      0.63            0.60             8.64             8.67            83
12/31/1997          39,700,131      0.74            0.60             8.46             8.60           109
12/31/1996          15,372,686      1.25            0.60             8.34             9.00           107
INTERNATIONAL EQUITY
12/31/2000         650,534,093      0.84            0.84             0.77             0.77            46
12/31/1999         592,713,641      0.86            0.86             0.74             0.74            35
12/31/1998         320,218,173      0.88            0.87             1.05             1.06            33
12/31/1997         205,306,068      0.88            0.87             0.90             0.91            31
12/31/1996         148,184,897      0.96            0.90             1.12             1.18            29

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Balanced Portfolio, Value & Income Portfolio (formerly Equity Income Portfolio), Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 16, 2001

DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
914-697-8000

























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